                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-2031
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                               MFS SERIES TRUST V
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                                 Susan S. Newton
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: September 30
-------------------------------------------------------------------------------

                  Date of reporting period: September 30, 2006
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

ITEM 1. REPORTS TO STOCKHOLDERS.

                                    M F S(R)
                                    INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED
MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

LETTER FROM THE CEO                                               1
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PORTFOLIO COMPOSITION                                             2
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MANAGEMENT REVIEW                                                 3
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PERFORMANCE SUMMARY                                               5
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EXPENSE TABLE                                                     9
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PORTFOLIO OF INVESTMENTS                                         11
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STATEMENT OF ASSETS AND LIABILITIES                              22
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STATEMENT OF OPERATIONS                                          25
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STATEMENTS OF CHANGES IN NET ASSETS                              27
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FINANCIAL HIGHLIGHTS                                             29
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NOTES TO FINANCIAL STATEMENTS                                    41
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          54
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TRUSTEES AND OFFICERS                                            55
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                    61
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PROXY VOTING POLICIES AND INFORMATION                            66
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QUARTERLY PORTFOLIO DISCLOSURE                                   66
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FEDERAL TAX INFORMATION                                          66
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MFS(R) PRIVACY NOTICE                                            67
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CONTACT INFORMATION                                      BACK COVER
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THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

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                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                  NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        9/30/06
                                                                        MIO-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    November 15, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.3%
              Preferred Stocks                            0.1%
              Cash & Other Net Assets                     0.6%

              TOP TEN HOLDINGS

              Continental AG                              1.5%
              ------------------------------------------------
              AFLAC, Inc.                                 1.5%
              ------------------------------------------------
              ThyssenKrupp AG                             1.3%
              ------------------------------------------------
              Hon Hai Precision Industry Co. Ltd.         1.2%
              ------------------------------------------------
              Henkel KGaA, IPS                            1.2%
              ------------------------------------------------
              British Energy Group PLC                    1.1%
              ------------------------------------------------
              Praktiker Bau-und
              Heimwerkermaerkte Holding AG                1.1%
              ------------------------------------------------
              TELUS Corp. (non-voting shares)             1.1%
              ------------------------------------------------
              Capgemini S.A.                              1.0%
              ------------------------------------------------
              Konica Minolta Holdings, Inc.               1.0%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         18.1%
              ------------------------------------------------
              Leisure                                    10.6%
              ------------------------------------------------
              Industrial Goods & Services                10.3%
              ------------------------------------------------
              Technology                                  9.5%
              ------------------------------------------------
              Autos & Housing                             7.7%
              ------------------------------------------------
              Utilities & Communications                  7.3%
              ------------------------------------------------
              Basic Materials                             7.0%
              ------------------------------------------------
              Consumer Staples                            6.3%
              ------------------------------------------------
              Retailing                                   5.6%
              ------------------------------------------------
              Energy                                      5.1%
              ------------------------------------------------
              Health Care                                 4.6%
              ------------------------------------------------
              Special Products & Services                 3.6%
              ------------------------------------------------
              Transportation                              3.6%
              ------------------------------------------------

              COUNTRY WEIGHTINGS

              Japan                                      15.9%
              ------------------------------------------------
              United Kingdom                             14.5%
              ------------------------------------------------
              Germany                                     9.4%
              ------------------------------------------------
              France                                      8.5%
              ------------------------------------------------
              Switzerland                                 6.0%
              ------------------------------------------------
              Canada                                      5.9%
              ------------------------------------------------
              United States                               4.4%
              ------------------------------------------------
              Italy                                       3.8%
              ------------------------------------------------
              Brazil                                      3.3%
              ------------------------------------------------
              Other                                      28.3%
              ------------------------------------------------

Percentages are based on net assets as of 9/30/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended September 30, 2006, Class A shares of the MFS International New Discovery Fund provided a total return of 18.69%, at net asset value. This compares with a return of 22.64% for the fund's benchmark, the S&P/Citigroup EMI (Extended Market Index) Global Ex U.S. Index. For the period from October 1, 2005 to January 8, 2006, the fund's benchmark was the MSCI EAFE Index. The return of the MSCI EAFE Index for the twelve months ended September 30, 2006 was 19.65%.

The S&P/Citigroup EMI Global Ex U.S. Index replaced the MSCI EAFE Index as the fund's comparative index because the adviser believes the S&P/Citigroup EMI Global Ex U.S. Index more closely represents the fund's investment policies and objectives.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services sector held back returns relative to the S&P/Citigroup EMI (Extended Market Index) Global Ex U.S. Index. Japanese consumer finance firms Aiful(c) and Takefuji(c)(g) and Hungarian financial services company OTP Bank(c) were among the fund's top detractors over the period. Aiful and Takefuji struggled during the period due to an increasingly difficult regulatory, business, and media environment for consumer finance companies.

Security selection and, to a lesser extent, our underweighted position in the strong-performing basic materials sector detracted from relative performance. Japanese basic chemicals, resin, and plastics maker Kaneka(c)(g) weighed on results. Kaneka's shares fell on growing concerns about oversupply of its nutritional food supplement, CoQ10 and the company's lack of pricing power on these products due to increased competition.

Our overweighted position in the technology sector had a negative impact on results as the sector underperformed the benchmark. Israeli security software provider Check Point Software Technologies(c) hurt relative returns.

Although stock selection and, to a lesser extent, our underweighted position in the special products and services sector hampered relative performance, no individual stocks in this sector were among the fund's top detractors.

Elsewhere, nonferrous metals supplier and refiner Mitsui Mining and Smelting(c) (Japan), Energy company EnCana(c) (Canada), and banana producer Chiquita Brands International(c) hindered results. Japanese automobiles sales and services company Quin Land Company(g) also hurt relative performance.

The fund's cash position was a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The autos and housing, leisure, and health care sectors added to relative returns over the reporting period. Although stock selection in the autos and housing sector boosted results, no individual stocks in the sector were among the fund's top contributors.

In the leisure and health care sectors, stock selection was the primary factor contributing to relative returns. In leisure, holdings in Japanese media company Tokyo Broadcasting(c)(g) and UK-based gaming services provider IG Group Holdings were beneficial to relative performance. In the health care sector, German pharmaceutical company Schering(c)(g) bolstered results. Shares of Schering soared after receiving acquisition offers from Merck and Bayer (Schering is currently being acquired by Bayer).

Stocks in other areas that aided relative returns included French seamless steel tubes manufacturer Vallourec, Taiwanese electronics manufacturer Hon Hai Precision(c), and Finnish cranes manufacturer KCI Konecranes. Vallourec's strong performance was driven by price increases of its seamless tubes and low levels of exposure to price fluctuations of raw materials.

During the reporting period, our currency exposure was a contributor to the fund's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David A. Antonelli                            Edgar W. Barksdale, III
Portfolio Manager                             Portfolio Manager

Peter F. Fruzzetti
Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

Note to Shareholders: As of September 1, 2006, the fund is no longer available for sale to certain new investors. Please refer to the fund's prospectus for further information.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, October 9, 1997, through the stated period end. MSCI EAFE (Europe, Australasia, Far East) Index information is from October 1, 1997.)

         MFS International       S&P/Citigroup EMI             MSCI EAFE
           New Discovery      (Extended Market Index)    (Europe, Australasia,
           Fund--Class A        Global EX U.S. Index        Far East) Index

10/97         $ 9,425                 $10,000                   $10,000
 9/98           8,878                   9,192                     8,479
 9/99          12,440                  12,070                    10,944
 9/00          19,100                  14,484                    11,240
 9/01          14,799                   8,954                     8,194
 9/02          14,964                   7,587                     7,951
 9/03          19,614                   9,601                    11,141
 9/04          25,017                  11,763                    14,312
 9/05          32,464                  14,859                    19,101
 9/06          38,533                  17,779                    23,425


TOTAL RETURNS THROUGH 9/30/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr      Life (t)
----------------------------------------------------------------------------
        A                10/09/97             18.69%      21.09%      16.99%
----------------------------------------------------------------------------
        B                10/02/00             17.92%      20.30%      16.51%
----------------------------------------------------------------------------
        C                10/02/00             17.96%      20.32%      16.50%
----------------------------------------------------------------------------
        I                10/09/97             19.09%      21.52%      17.28%
----------------------------------------------------------------------------
        R                12/31/02             18.54%      20.98%      16.93%
----------------------------------------------------------------------------
       R1                 4/01/05             17.83%      20.83%      16.84%
----------------------------------------------------------------------------
       R2                 4/01/05             18.25%      20.94%      16.91%
----------------------------------------------------------------------------
       R3                10/31/03             18.36%      20.84%      16.85%
----------------------------------------------------------------------------
       R4                 4/01/05             18.71%      21.10%      16.99%
----------------------------------------------------------------------------
       R5                 4/01/05             19.00%      21.20%      17.04%
----------------------------------------------------------------------------
      529A                7/31/02             18.38%      20.84%      16.85%
----------------------------------------------------------------------------
      529B                7/31/02             17.62%      20.19%      16.50%
----------------------------------------------------------------------------
      529C                7/31/02             17.64%      20.19%      16.50%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks

----------------------------------------------------------------------------
S&P/Citigroup EMI (Extended Market
Index) Global Ex U.S. Index (f)               22.64%      23.38%       9.91%
----------------------------------------------------------------------------
MSCI EAFE (Europe, Australasia, Far
East) Index (e)(f)                            19.65%      14.70%       6.60%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                     11.87%      19.67%      16.22%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                     13.92%      20.10%      16.51%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                     16.96%      20.32%      16.50%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------
      529A                                    11.57%      19.42%      16.08%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
      529B                                    13.62%      20.00%      16.50%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
      529C                                    16.64%      20.19%      16.50%
With CDSC (1% for 12 months) (x)

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(e) Effective January 9, 2006, the S&P/Citigroup EMI (Extended Market Index) Global Ex U.S. Index replaced the MSCI EAFE (Europe, Australasia, Far East) Index as the fund's comparative index because the adviser believes the S&P/Citigroup EMI more closely represents the fund's investment policies and objectives.
(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the fund's investment operations, October 9, 1997, through the stated period end. MSCI EAFE (Europe, Australasia, Far East) Index information is from October 1, 1997.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

S&P/Citigroup EMI (Extended Market Index) Global Ex U.S. Index - represents the small capitalization stock component (the bottom 20% of the available market capitalization within each country) of the S&P/Citigroup Broad Market Index
(BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index - a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2006 through September 30, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning         Ending       Period(p)
Share                      Expense   Account Value   Account Value     4/01/06-
Class                       Ratio       4/01/06         9/30/06        9/30/06
--------------------------------------------------------------------------------
        Actual              1.52%      $1,000.00       $1,009.50        $7.66
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.52%      $1,000.00       $1,017.45        $7.69
--------------------------------------------------------------------------------
        Actual              2.18%      $1,000.00       $1,006.20       $10.96
  B    -------------------------------------------------------------------------
        Hypothetical (h)    2.18%      $1,000.00       $1,014.14       $11.01
--------------------------------------------------------------------------------
        Actual              2.18%      $1,000.00       $1,006.30       $10.96
  C     ------------------------------------------------------------------------
        Hypothetical (h)    2.18%      $1,000.00       $1,014.14       $11.01
--------------------------------------------------------------------------------
        Actual              1.18%      $1,000.00       $1,011.50        $5.95
  I     ------------------------------------------------------------------------
        Hypothetical (h)    1.18%      $1,000.00       $1,019.15        $5.97
--------------------------------------------------------------------------------
        Actual              1.68%      $1,000.00       $1,009.10        $8.46
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.68%      $1,000.00       $1,016.65        $8.49
--------------------------------------------------------------------------------
        Actual              2.27%      $1,000.00       $1,005.90       $11.41
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    2.27%      $1,000.00       $1,013.69       $11.46
--------------------------------------------------------------------------------
        Actual              1.93%      $1,000.00       $1,007.80        $9.71
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.93%      $1,000.00       $1,015.39        $9.75
--------------------------------------------------------------------------------
        Actual              1.82%      $1,000.00       $1,008.10        $9.16
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.82%      $1,000.00       $1,015.94        $9.20
--------------------------------------------------------------------------------
        Actual              1.59%      $1,000.00       $1,009.50        $8.01
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.59%      $1,000.00       $1,017.10        $8.04
--------------------------------------------------------------------------------
        Actual              1.29%      $1,000.00       $1,011.00        $6.50
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    1.29%      $1,000.00       $1,018.60        $6.53
--------------------------------------------------------------------------------
        Actual              1.78%      $1,000.00       $1,008.00        $8.96
  529A  ------------------------------------------------------------------------
        Hypothetical (h)    1.78%      $1,000.00       $1,016.14        $9.00
--------------------------------------------------------------------------------
        Actual              2.43%      $1,000.00       $1,005.10       $12.21
  529B  ------------------------------------------------------------------------
        Hypothetical (h)    2.43%      $1,000.00       $1,012.89       $12.26
--------------------------------------------------------------------------------
        Actual              2.43%      $1,000.00       $1,005.10       $12.21
  529C  ------------------------------------------------------------------------
        Hypothetical (h)    2.43%      $1,000.00       $1,012.89       $12.26
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.

(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
9/30/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
--------------------------------------------------------------------------------------------------
ISSUER                                                              SHARES/PAR          VALUE ($)
--------------------------------------------------------------------------------------------------
Aerospace - 1.1%
--------------------------------------------------------------------------------------------------
Cobham PLC                                                           4,693,000      $   15,942,324
Finmeccanica S.p.A. (l)                                              1,376,400          30,741,565
                                                                                    --------------
                                                                                    $   46,683,889
--------------------------------------------------------------------------------------------------
Airlines - 3.1%
--------------------------------------------------------------------------------------------------
Air France-KLM                                                         700,000      $   21,112,122
Arriva PLC                                                           1,400,000          17,294,044
British Airways PLC (a)                                              4,657,300          37,220,883
Deutsche Lufthansa AG (l)                                            1,000,000          21,193,293
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR                     406,620          13,825,080
Singapore Airlines Ltd.                                              1,349,000          12,399,912
Societa Iniziative Autostradali e Servizi S.p.A. (l)                   606,700           7,977,174
                                                                                    --------------
                                                                                    $  131,022,508
--------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.1%
--------------------------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V., "C"                                       7,190,000      $   31,234,387
Pernod Ricard S.A. (l)                                                  75,000          15,609,602
                                                                                    --------------
                                                                                    $   46,843,989
--------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.7%
--------------------------------------------------------------------------------------------------
Burberry Group PLC                                                     349,200      $    3,372,473
Gildan Activewear, Inc. (a)                                            250,000          12,152,793
Hugo Boss AG                                                            37,400           1,656,410
Li & Fung Ltd.                                                       4,895,000          12,164,223
Valentino Fashion Group S.p.A.                                          72,594           2,492,361
                                                                                    --------------
                                                                                    $   31,838,260
--------------------------------------------------------------------------------------------------
Automotive - 2.8%
--------------------------------------------------------------------------------------------------
Compagnie Generale des Etablissements Michelin (l)                     370,600      $   27,167,848
Continental AG                                                         542,859          62,957,177
Kongsberg Automotive A.S.A.                                            997,470           8,028,389
Leoni AG                                                               303,900          10,599,500
Toyota Industries Corp.                                                300,000          12,727,042
                                                                                    --------------
                                                                                    $  121,479,956
--------------------------------------------------------------------------------------------------
Biotechnology - 1.6%
--------------------------------------------------------------------------------------------------
Actelion Ltd. (a)                                                      215,000      $   30,843,229
CSL Ltd. (l)                                                           353,152          14,229,508
Speedel Holding AG (a)                                                 160,000          23,464,875
                                                                                    --------------
                                                                                    $   68,537,612
--------------------------------------------------------------------------------------------------
Broadcasting - 3.2%
--------------------------------------------------------------------------------------------------
Antena 3 de Television S.A. (l)                                      1,500,000      $   30,686,518
Fuji Television Network, Inc.                                            9,104          20,583,158
Gestevision Telecinco S.A. (l)                                         543,800          13,863,001
Grupo Televisa S.A., ADR (l)                                         1,735,600          36,898,856
Nippon Television Network Corp.                                         19,000           2,596,723
WPP Group PLC                                                        2,527,100          31,311,581
                                                                                    --------------
                                                                                    $  135,939,837
--------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.8%
--------------------------------------------------------------------------------------------------
Aberdeen Asset Management PLC                                        4,048,300      $   12,407,337
Almancora                                                               22,400           2,897,812
EFG International (a)                                                  530,000          17,418,736
Julius Baer Holding Ltd.                                               186,800          18,656,847
Partners Group Holdings (a)                                             40,470           3,478,889
Rathbone Brothers PLC                                                  249,818           5,423,833
Schroders PLC                                                          905,000          15,752,740
Van Lanschot N.V.                                                       34,657           2,782,381
                                                                                    --------------
                                                                                    $   78,818,575
--------------------------------------------------------------------------------------------------
Business Services - 2.0%
--------------------------------------------------------------------------------------------------
Amadeus Fire AG                                                        189,958      $    2,517,653
Amdocs Ltd. (a)                                                        336,800          13,337,280
Bunzl PLC                                                            1,631,077          20,408,000
Intertek Group PLC                                                     500,000           7,299,434
JFE Shoji Holdings, Inc.                                             2,987,000          12,596,012
John Menzies PLC                                                       234,819           1,949,178
Satyam Computer Services Ltd., ADR (l)                                 500,000          19,345,000
TAKKT AG                                                               314,000           4,540,007
Trusco Nakayama Corp. (l)                                              250,100           4,754,431
                                                                                    --------------
                                                                                    $   86,746,995
--------------------------------------------------------------------------------------------------
Cable TV - 0.3%
--------------------------------------------------------------------------------------------------
Shaw Communications, Inc.                                              500,000      $   15,010,000
--------------------------------------------------------------------------------------------------
Chemicals - 1.7%
--------------------------------------------------------------------------------------------------
Hoganas AB (l)                                                         165,700      $    4,388,865
Nippon Shokubai Co. Ltd. (l)                                         1,594,000          19,301,579
Syngenta AG                                                            234,600          35,380,880
Victrex PLC                                                            947,800          14,040,811
                                                                                    --------------
                                                                                    $   73,112,135
--------------------------------------------------------------------------------------------------
Computer Software - 0.7%
--------------------------------------------------------------------------------------------------
Business Objects S.A. (a)(l)                                           274,100      $    9,278,539
Check Point Software Technologies Ltd. (a)(l)                        1,017,200          19,377,660
                                                                                    --------------
                                                                                    $   28,656,199
--------------------------------------------------------------------------------------------------
Computer Software - Systems - 1.6%
--------------------------------------------------------------------------------------------------
Capgemini S.A. (l)                                                     833,900      $   44,240,887
Detica Group PLC                                                       174,500             987,974
Indra Sistemas S.A.                                                     99,200           2,158,992
MacDonald, Dettwiler & Associates Ltd. (a)                             650,000          21,921,546
                                                                                    --------------
                                                                                    $   69,309,399
--------------------------------------------------------------------------------------------------
Conglomerates - 1.3%
--------------------------------------------------------------------------------------------------
DCC PLC                                                                151,000      $    3,772,812
ThyssenKrupp AG (l)                                                  1,600,000          53,917,969
                                                                                    --------------
                                                                                    $   57,690,781
--------------------------------------------------------------------------------------------------
Construction - 4.2%
--------------------------------------------------------------------------------------------------
Consorcio ARA S.A. de C.V.                                           1,144,000      $    5,604,329
CRH PLC                                                                934,800          31,572,710
Geberit AG                                                              21,000          25,591,940
Italcementi S.p.A.                                                   1,369,700          22,166,551
Kaufman & Broad S.A. (l)                                                60,200           3,569,440
Nexity International                                                   650,200          41,141,721
Schindler Holding AG                                                   308,900          16,105,138
Wienerberger AG (l)                                                    732,100          34,578,175
                                                                                    --------------
                                                                                    $  180,330,004
--------------------------------------------------------------------------------------------------
Consumer Goods & Services - 3.9%
--------------------------------------------------------------------------------------------------
Avon Products, Inc.                                                    463,300      $   14,204,778
Beiersdorf AG                                                          232,200          12,360,134
Christian Dior S.A.                                                    222,000          23,116,289
Estee Lauder Cos., Inc., "A"                                           163,400           6,589,922
Henkel KGaA, IPS (l)                                                   359,500          49,999,899
Kimberly-Clark de Mexico S.A. de C.V., "A"                           5,600,000          22,567,316
Reckitt Benckiser PLC                                                  650,908          26,972,538
Societe BIC S.A. (l)                                                    50,400           3,134,751
Uni-Charm Corp.                                                        102,800           5,710,386
                                                                                    --------------
                                                                                    $  164,656,013
--------------------------------------------------------------------------------------------------
Electrical Equipment - 2.7%
--------------------------------------------------------------------------------------------------
Bodycote International PLC                                           6,079,150      $   27,022,844
Legrand S.A. (l)                                                     1,037,940          28,829,582
Mitsubishi Electric Corp. (l)                                        2,400,000          20,221,009
Nitto Denko Corp.                                                      318,400          18,872,941
Pfeiffer Vacuum Technology AG                                          110,850           7,233,410
Saft Groupe S.A.                                                       500,900          15,196,172
                                                                                    --------------
                                                                                    $  117,375,958
--------------------------------------------------------------------------------------------------
Electronics - 5.2%
--------------------------------------------------------------------------------------------------
ASML Holding N.V. (a)(l)                                               989,292      $   23,030,718
AU Optronics Corp.                                                   3,605,000           5,101,004
Cenit AG Systemhaus                                                    113,000           1,934,792
Citizen Watch Co. Ltd.                                                 550,000           4,526,864
Elpida Memory, Inc. (a)(l)                                             616,100          27,963,047
Hirose Electric Co. Ltd.                                               101,300          13,424,319
Konica Minolta Holdings, Inc. (a)                                    3,101,000          41,540,980
Melexis N.V. (l)                                                       184,500           3,116,898
Nippon Electric Glass Co. Ltd. (l)                                     459,000          10,124,857
SAES Getters S.p.A.                                                    109,700           3,628,576
Stanley Electric Co. Ltd. (l)                                          752,800          15,553,851
Tokyo Electron Ltd. (l)                                                480,700          35,535,044
Tokyo Seimitsu Co. Ltd. (l)                                            437,000          22,942,546
USHIO America, Inc.                                                    333,000           7,176,299
Vacon Oyj                                                              223,300           7,119,934
                                                                                    --------------
                                                                                    $  222,719,729
--------------------------------------------------------------------------------------------------
Energy - Independent - 1.0%
--------------------------------------------------------------------------------------------------
EnCana Corp.                                                           417,336      $   19,417,315
Talisman Energy, Inc.                                                1,301,640          21,238,908
                                                                                    --------------
                                                                                    $   40,656,223
--------------------------------------------------------------------------------------------------
Energy - Integrated - 0.5%
--------------------------------------------------------------------------------------------------
Cimarex Energy Co. (l)                                                 668,600      $   23,528,034
--------------------------------------------------------------------------------------------------
Engineering - Construction - 0.5%
--------------------------------------------------------------------------------------------------
Aker Kvaerner A.S.A. (l)                                               250,000      $   22,229,888
--------------------------------------------------------------------------------------------------
Food & Beverages - 1.2%
--------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc. (l)                              1,510,800      $   20,214,504
Grupo Bimbo S.A. de C.V., "A"                                        3,004,000          10,537,807
Kerry Group PLC                                                        130,800           3,102,211
Kibun Food Chemifa Co. Ltd. (l)                                        599,700           5,900,770
Nong Shim Co. Ltd.                                                      33,400           9,530,755
                                                                                    --------------
                                                                                    $   49,286,047
--------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.4%
--------------------------------------------------------------------------------------------------
Sundrug Co. Ltd.                                                        52,600      $    1,207,045
William Morrison Supermarkets PLC                                    3,278,521          14,926,411
                                                                                    --------------
                                                                                    $   16,133,456
--------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.1%
--------------------------------------------------------------------------------------------------
Aracruz Celulose S.A., ADR (l)                                         351,300      $   17,484,201
Votorantim Celulose e Papel S.A., ADR (l)                            1,644,700          27,861,218
                                                                                    --------------
                                                                                    $   45,345,419
--------------------------------------------------------------------------------------------------
Furniture & Appliances - 0.7%
--------------------------------------------------------------------------------------------------
Casio Computer Co. Ltd. (l)                                            900,000      $   18,137,940
Ekornes A.S.A. (l)                                                     104,600           2,156,866
Victor Co. of Japan Ltd. (a)(l)                                      1,767,000           9,291,731
                                                                                    --------------
                                                                                    $   29,586,537
--------------------------------------------------------------------------------------------------
Gaming & Lodging - 3.0%
--------------------------------------------------------------------------------------------------
IG Group Holdings PLC                                                7,764,250      $   37,637,767
InterContinental Hotels Group PLC                                      350,000           6,128,249
Kuoni Reisen Holding AG, "B"                                            40,000          20,566,951
Ladbrokes PLC                                                        2,917,576          21,242,047
OPAP S.A.                                                              425,400          14,297,673
William Hill PLC                                                     2,374,710          28,601,164
                                                                                    --------------
                                                                                    $  128,473,851
--------------------------------------------------------------------------------------------------
General Merchandise - 0.3%
--------------------------------------------------------------------------------------------------
Don Quijote Co. Ltd. (l)                                               630,000      $   13,336,720
--------------------------------------------------------------------------------------------------
Insurance - 5.3%
--------------------------------------------------------------------------------------------------
Admiral Group PLC                                                      614,056      $    9,527,678
AFLAC, Inc.                                                          1,368,800          62,636,288
Amlin PLC                                                            2,900,000          15,034,962
Catlin Group Ltd.                                                    3,846,600          34,413,552
CNP Assurances S.A. (l)                                                394,000          38,227,830
Converium Holding AG                                                 1,600,000          19,447,443
Hiscox PLC                                                           2,461,100          10,456,340
Jardine Lloyd Thompson Group PLC (l)                                 1,926,000          14,058,710
QBE Insurance Group Ltd. (l)                                         1,143,661          20,895,686
                                                                                    --------------
                                                                                    $  224,698,489
--------------------------------------------------------------------------------------------------
Internet - 0.1%
--------------------------------------------------------------------------------------------------
Reply S.p.A.                                                            15,491      $      376,893
Universo Online S.A., IPS (a)                                          851,100           5,058,369
                                                                                    --------------
                                                                                    $    5,435,262
--------------------------------------------------------------------------------------------------
Leisure & Toys - 2.2%
--------------------------------------------------------------------------------------------------
Capcom Co. Ltd. (l)                                                    719,500      $   10,454,820
Konami Corp. (l)                                                     1,624,700          41,272,704
NAMCO BANDAI Holdings, Inc.                                          2,574,700          40,486,201
                                                                                    --------------
                                                                                    $   92,213,725
--------------------------------------------------------------------------------------------------
Machinery & Tools - 6.0%
--------------------------------------------------------------------------------------------------
Atlas Copco AB, "A" (l)                                                955,800      $   25,120,351
Daewoo Shipbuilding & Marine Engineering Co. Ltd.                      300,000           9,701,966
Demag Cranes AG (a)                                                    625,000          21,402,562
Finning International, Inc.                                          1,233,300          41,273,653
Interpump Group S.p.A.                                               1,224,000          10,866,794
KCI Konecranes PLC                                                   2,149,432          40,810,085
Mitsui Mining & Smelting Co. Ltd.                                    5,679,000          29,285,838
Neopost S.A.                                                           158,238          18,885,235
Rotork PLC                                                             136,600           1,963,525
Sandvik AB (l)                                                       1,840,500          21,107,804
Wartsila Corp. (l)                                                     910,200          36,941,013
                                                                                    --------------
                                                                                    $  257,358,826
--------------------------------------------------------------------------------------------------
Major Banks - 2.5%
--------------------------------------------------------------------------------------------------
Bank Austria Creditanstalt (l)                                          17,700      $    2,368,360
Chiba Bank Ltd. (l)                                                  3,238,000          28,871,790
DBS Group Holdings Ltd.                                                974,000          11,773,727
Erste Bank der oesterreichischen Sparkassen AG                         238,400          14,846,009
Raiffeisen International Bank Holding AG                               336,390          35,838,048
Svenska Handelsbanken AB, "A" (l)                                      513,900          13,892,223
                                                                                    --------------
                                                                                    $  107,590,157
--------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.3%
--------------------------------------------------------------------------------------------------
Rhoen-Klinikum AG                                                      300,000      $   13,473,151
--------------------------------------------------------------------------------------------------
Medical Equipment - 1.3%
--------------------------------------------------------------------------------------------------
Biomet, Inc.                                                           561,700      $   18,081,123
DENTSPLY International, Inc.                                           356,200          10,725,182
QIAGEN N.V. (a)(l)                                                     200,600           3,142,099
Straumann Holding AG (l)                                                43,182           9,297,312
Synthes, Inc.                                                          122,000          13,560,433
                                                                                    --------------
                                                                                    $   54,806,149
--------------------------------------------------------------------------------------------------
Metals & Mining - 2.2%
--------------------------------------------------------------------------------------------------
Algoma Steel, Inc. (a)                                                 400,000      $   11,203,650
Companhia Siderurgica Nacional S.A., ADR (l)                           505,000          14,357,150
Inmet Mining Corp.                                                     428,500          16,199,320
Kazakhmys PLC                                                          637,700          13,701,966
Salzgitter AG                                                          325,000          30,547,956
Tokyo Steel Manufacturing Co. Ltd.                                     588,200           9,259,188
                                                                                    --------------
                                                                                    $   95,269,230
--------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.8%
--------------------------------------------------------------------------------------------------
Enagas S.A.                                                          1,413,412      $   34,257,167
--------------------------------------------------------------------------------------------------
Network & Telecom - 0.7%
--------------------------------------------------------------------------------------------------
Digital Multimedia Technologies S.p.A. (a)(l)                          250,000      $   14,899,354
Nortel Networks Corp. (a)                                            4,000,000           9,124,659
Tamura Taiko Holdings, Inc. (l)                                        142,000             494,195
TomTom N.V. (a)                                                        173,370           7,293,591
                                                                                    --------------
                                                                                    $   31,811,799
--------------------------------------------------------------------------------------------------
Oil Services - 3.6%
--------------------------------------------------------------------------------------------------
Acergy S.A. (l)(a)                                                   1,161,000      $   19,846,154
Compagnie Generale de Geophysique S.A. (a)(l)                           81,167          12,487,120
Ensign Energy Services, Inc.                                         1,106,000          18,353,357
Fugro N.V. (l)                                                         303,006          12,770,372
GlobalSantaFe Corp. (l)                                                410,300          20,510,897
Precision Drilling Trust, IEU                                          470,393          14,446,117
Saipem S.p.A. (l)                                                      879,800          19,107,821
SBM Offshore N.V. (l)                                                  532,800          14,481,327
Vallourec S.A.                                                          85,000          19,825,431
                                                                                    --------------
                                                                                    $  151,828,596
--------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 7.5%
--------------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd.                                         1,056,200      $   25,265,803
Aiful Corp. (l)                                                        542,500          20,993,480
Akbank T.A.S.                                                        2,000,000          10,234,401
Allied Irish Banks PLC (l)                                             107,400           2,856,437
Anglo Irish Bank Corp. PLC                                           1,703,048          27,993,286
Banco Nossa Caixa S.A.                                                 651,530          13,006,586
Bancolombia S.A., ADR (l)                                              300,000           8,580,000
China Merchants Bank Co. Ltd. (a)                                      183,500             258,622
Close Brothers Group PLC                                               320,700           6,125,430
Credito Emiliano S.p.A. (l)                                          1,221,800          17,354,070
CSU Cardsystem S.A. (a)                                              1,337,450           8,010,528
DEPFA Bank PLC (l)                                                   1,263,000          23,323,124
Hana Financial Group, Inc.                                             597,321          27,334,601
Housing Development Finance Corp. Ltd.                                 875,000          29,296,926
Northern Rock PLC                                                      132,300           2,892,193
Old Mutual PLC                                                       4,776,600          14,974,705
OTP Bank Ltd., GDR                                                     244,600          15,385,340
Powszechna Kasa Oszczednosci Bank Polski S.A.                          904,220          10,546,970
Sixt AG (l)                                                             15,875             732,887
SNS REAAL Groep N.V.                                                 1,035,300          19,893,025
Unibanco - Uniao de Bancos Brasileiros S.A., ADR (l)                   448,000          33,152,000
                                                                                    --------------
                                                                                    $  318,210,414
--------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 1.2%
--------------------------------------------------------------------------------------------------
Hon Hai Precision Industry Co. Ltd.                                  8,436,380      $   51,341,908
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 1.4%
--------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (l)                                     941,200      $   20,243,431
Novo Nordisk A/S, "B"                                                  345,600          25,691,670
Tanabe Seiyaku Co. Ltd. (l)                                            976,000          12,231,509
                                                                                    --------------
                                                                                    $   58,166,610
--------------------------------------------------------------------------------------------------
Printing & Publishing - 1.9%
--------------------------------------------------------------------------------------------------
Bloomsbury Publishing PLC                                              519,555      $    3,041,259
Fimalac S.A. (l)                                                        26,500           2,298,921
Johnston Press PLC                                                     249,100           1,898,713
Kadokawa Holdings, Inc. (l)                                            358,000          13,762,818
PagesJaunes Groupe S.A.                                              1,030,700          29,282,104
Reed Elsevier PLC                                                      725,700           8,047,668
Schibsted A.S.A.                                                        67,800           2,037,300
Yell Group PLC                                                       1,725,540          19,232,307
                                                                                    --------------
                                                                                    $   79,601,090
--------------------------------------------------------------------------------------------------
Real Estate - 1.0%
--------------------------------------------------------------------------------------------------
Hongkong Land Holdings Ltd.                                          3,527,000      $   13,684,760
Hypo Real Estate Holding AG                                             35,100           2,190,253
K.K. DaVinci Advisors (a)(l)                                            16,540          15,826,411
Leopalace21 Corp.                                                      360,600          13,160,473
                                                                                    --------------
                                                                                    $   44,861,897
--------------------------------------------------------------------------------------------------
Restaurants - 0.0%
--------------------------------------------------------------------------------------------------
Caffe Nero Group PLC (a)                                               291,000      $    1,356,179
--------------------------------------------------------------------------------------------------
Special Products & Services - 0.3%
--------------------------------------------------------------------------------------------------
Filtrona PLC                                                         2,071,100      $   10,175,481
Whatman PLC                                                            173,000             971,386
                                                                                    --------------
                                                                                    $   11,146,867
--------------------------------------------------------------------------------------------------
Specialty Chemicals - 2.0%
--------------------------------------------------------------------------------------------------
Asahi Glass Co. Ltd. (l)                                             1,556,000      $   19,197,189
IAWS Group PLC                                                         423,000           7,854,227
Linde AG                                                               156,955          14,788,615
Lonza Group AG                                                         299,835          20,763,433
Rhodia S.A. (a)(l)                                                   5,397,200          12,047,673
Taiyo Nippon Sanso Corp. (l)                                         1,101,000           9,350,972
                                                                                    --------------
                                                                                    $   84,002,109
--------------------------------------------------------------------------------------------------
Specialty Stores - 4.2%
--------------------------------------------------------------------------------------------------
Bulgari S.p.A. (l)                                                   1,516,600      $   19,311,978
EDION Corp. (l)                                                        552,500           9,473,835
Grupo Elektra S.A. de C.V.                                           1,057,500          10,182,941
Kingfisher PLC                                                       3,000,000          13,770,663
NEXT PLC                                                             1,123,120          39,855,575
Nitori Co. Ltd.                                                        150,000           6,795,377
Photo-Me International PLC                                           3,359,040           6,664,163
Praktiker Bau-und Heimwerkermaerkte Holding AG                       1,376,500          45,408,646
RONA, Inc. (a)                                                         450,000           8,522,163
Submarino S.A.                                                         518,700          10,156,531
Yamada Denki Co. Ltd.                                                   80,000           8,020,661
                                                                                    --------------
                                                                                    $  178,162,533
--------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.8%
--------------------------------------------------------------------------------------------------
AFK Sistema, GDR (n)                                                   669,765      $   17,514,355
Mobilcom AG (a)(l)                                                     661,500          15,344,952
                                                                                    --------------
                                                                                    $   32,859,307
--------------------------------------------------------------------------------------------------
Telephone Services - 3.3%
--------------------------------------------------------------------------------------------------
China Netcom Group Corp. Ltd.                                        8,667,000      $   15,552,574
Elisa Oyj, "A" (l)                                                     837,300          18,477,888
FastWeb S.p.A. (a)(l)                                                   50,400           2,285,223
Royal KPN N.V.                                                       1,252,100          15,975,666
Telecom Argentina S.A., ADR (a)(l)                                   1,071,400          14,731,750
Telenor A.S.A.                                                       2,029,700          26,480,774
TELUS Corp. (non-voting shares)                                        809,867          45,352,842
                                                                                    --------------
                                                                                    $  138,856,717
--------------------------------------------------------------------------------------------------
Tobacco - 0.1%
--------------------------------------------------------------------------------------------------
Swedish Match AB (l)                                                   144,400      $    2,351,005
--------------------------------------------------------------------------------------------------
Trucking - 0.5%
--------------------------------------------------------------------------------------------------
TNT N.V.                                                               605,600      $   22,973,347
--------------------------------------------------------------------------------------------------
Utilities - Electric Power - 2.4%
--------------------------------------------------------------------------------------------------
ACEA S.p.A. (l)                                                        638,000      $   10,432,698
AES Tiete S.A., IPS                                                238,587,000           6,320,549
British Energy Group PLC (a)                                         4,250,000          46,175,939
Energias de Portugal S.A.                                            2,000,000           8,675,172
Equatorial Energia S.A., IEU (a)                                     1,027,400           7,549,887
Fortum Corp. (l)                                                       848,600          22,612,629
                                                                                    --------------
                                                                                    $  101,766,874
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $3,421,586,653)                               $4,239,747,422
--------------------------------------------------------------------------------------------------
Preferred Stocks - 0.1%
--------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.1%
--------------------------------------------------------------------------------------------------
Hugo Boss AG, IPS (l)                                                   50,500      $    2,177,671
--------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (IDENTIFIED COST, $2,165,912)                                $    2,177,671
--------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 14.9%
--------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                        639,923,526      $  639,923,526
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $4,063,676,091) (k)                             $4,881,848,619
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (14.3)%                                              (611,792,234)
--------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $4,270,056,385
--------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(k) As of September 30, 2006, the fund had one security that was fair valued, aggregating
    $17,514,355 and 0.36% of market value, in accordance with the policies adopted by the Board of
    Trustees.
(l) All or a portion of this security is on loan.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $17,514,355, representing 0.4% of net assets.

The following abbreviations are used in this report and are defined:

ADR            American Depository Receipt
GDR            Global Depository Receipt
IEU            International Equity Unit
IPS            International Preference Stock

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 9/30/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
----------------------------------------------------------------------------------------------------
Investments, at value, including $611,828,902 of securities
on loan (identified cost, $4,063,676,091)                         $4,881,848,619
Cash                                                                       9,259
Foreign currency, at value (identified cost, $10,641,014)             10,563,165
Receivable for investments sold                                       91,496,296
Receivable for fund shares sold                                        4,730,145
Interest and dividends receivable                                      5,843,133
Other assets                                                               7,663
----------------------------------------------------------------------------------------------------
Total assets                                                                          $4,994,498,280
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Notes payable                                                         $8,333,000
Payable for investments purchased                                     63,134,969
Payable for fund shares reacquired                                    11,181,901
Collateral for securities loaned, at value                           639,923,526
Payable to affiliates
  Management fee                                                         326,968
  Shareholder servicing costs                                            278,123
  Distribution and service fees                                          129,601
  Administrative services fee                                              5,304
  Program manager fees                                                        83
  Retirement plan administration and services fees                           573
Payable for independent trustees' compensation                            16,127
Accrued expenses and other liabilities                                 1,111,720
----------------------------------------------------------------------------------------------------
Total liabilities                                                                       $724,441,895
----------------------------------------------------------------------------------------------------
Net assets                                                                            $4,270,056,385
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
----------------------------------------------------------------------------------------------------
Paid-in capital                                                   $3,131,794,243
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies
(net of $71,371 deferred country tax)                                817,932,101
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                        294,864,051
Undistributed net investment income                                   25,465,990
----------------------------------------------------------------------------------------------------
Net assets                                                                            $4,270,056,385
----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                160,673,514
----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued
Class A shares
----------------------------------------------------------------------------------------------------
  Net assets                                                      $2,635,185,303
  Shares outstanding                                                  98,903,047
----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $26.64
----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value
  per share)                                                                                  $28.27
----------------------------------------------------------------------------------------------------
Class B shares
----------------------------------------------------------------------------------------------------
  Net assets                                                        $311,077,106
  Shares outstanding                                                  12,069,384
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $25.77
----------------------------------------------------------------------------------------------------
Class C shares
----------------------------------------------------------------------------------------------------
  Net assets                                                        $435,797,980
  Shares outstanding                                                  16,932,776
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $25.74
----------------------------------------------------------------------------------------------------
Class I shares
----------------------------------------------------------------------------------------------------
  Net assets                                                        $791,708,743
  Shares outstanding                                                  29,128,886
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $27.18
----------------------------------------------------------------------------------------------------
Class R shares
----------------------------------------------------------------------------------------------------
  Net assets                                                         $42,497,936
  Shares outstanding                                                   1,602,877
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $26.51
----------------------------------------------------------------------------------------------------
Class R1 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                          $1,286,981
  Shares outstanding                                                      50,321
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $25.58
----------------------------------------------------------------------------------------------------
Class R2 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                            $877,979
  Shares outstanding                                                      34,129
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $25.73
----------------------------------------------------------------------------------------------------
Class R3 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                         $23,313,133
  Shares outstanding                                                     887,426
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $26.27
----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                          $8,191,790
  Shares outstanding                                                     307,497
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $26.64
----------------------------------------------------------------------------------------------------
Class R5 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                         $16,063,223
  Shares outstanding                                                     601,569
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $26.70
----------------------------------------------------------------------------------------------------
Class 529A shares
----------------------------------------------------------------------------------------------------
  Net assets                                                          $2,641,880
  Shares outstanding                                                     100,063
----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $26.40
----------------------------------------------------------------------------------------------------
Offering price per share (100/94.25Xnet asset value per
share)                                                                                        $28.01
----------------------------------------------------------------------------------------------------
Class 529B shares
----------------------------------------------------------------------------------------------------
  Net assets                                                            $726,553
  Shares outstanding                                                      28,515
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $25.48
----------------------------------------------------------------------------------------------------
Class 529C shares
----------------------------------------------------------------------------------------------------
  Net assets                                                            $687,778
  Shares outstanding                                                      27,024
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $25.45
----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 9/30/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Income
  Dividends                                                         $89,291,568
  Interest                                                            7,054,687
  Foreign taxes withheld                                             (6,744,028)
--------------------------------------------------------------------------------------------------
Total investment income                                                                $89,602,227
--------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                    $36,185,873
  Distribution and service fees                                      15,966,555
  Program manager fees                                                    8,748
  Shareholder servicing costs                                         6,385,969
  Administrative services fee                                           471,266
  Retirement plan administration and services fees                       55,919
  Independent trustees' compensation                                     54,801
  Custodian fee                                                       2,585,748
  Shareholder communications                                            380,804
  Auditing fees                                                          50,487
  Legal fees                                                             85,733
  Miscellaneous                                                         571,352
--------------------------------------------------------------------------------------------------
Total expenses                                                                         $62,803,255
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (298,998)
  Reduction of expenses by investment adviser                          (146,578)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           $62,357,679
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $27,244,548
--------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $74,207 country tax)             $358,349,204
  Foreign currency transactions                                        (814,835)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                 $357,534,369
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (net of $437,375 decrease in deferred country
  tax)                                                             $246,205,680
  Translation of assets and liabilities in foreign currencies           417,263
--------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                  $246,622,943
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                      $604,157,312
--------------------------------------------------------------------------------------------------
Change in net assets from operations                                                  $631,401,860
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                           YEARS ENDED 9/30
                                                                  ----------------------------------
                                                                       2006                2005
CHANGE IN NET ASSETS

FROM OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income                                                $27,244,548          $9,958,691
Net realized gain (loss) on investments and foreign
currency transactions                                                357,534,369         230,315,743
Net unrealized gain (loss) on investments and foreign
currency translation                                                 246,622,943         368,653,524
----------------------------------------------------------------------------------------------------
Change in net assets from operations                                $631,401,860        $608,927,958
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                           $(11,054,615)                $--
  Class C                                                                (57,038)                 --
  Class I                                                             (4,320,067)                 --
  Class R                                                               (141,529)                 --
  Class R1                                                                (3,933)                 --
  Class R2                                                                  (999)                 --
  Class R3                                                               (54,810)                 --
  Class R4                                                                  (301)                 --
  Class R5                                                                  (407)                 --
  Class 529A                                                              (6,907)                 --
From net realized gain on investments and foreign
currency transactions
  Class A                                                           (143,516,331)        (66,449,629)
  Class B                                                            (20,010,309)        (11,585,919)
  Class C                                                            (24,869,952)        (12,312,696)
  Class I                                                            (36,970,915)        (15,840,024)
  Class R                                                             (2,213,532)          (842,264)
  Class R1                                                               (46,002)                 --
  Class R2                                                               (13,645)                 --
  Class R3                                                              (665,657)            (19,381)
  Class R4                                                                (3,829)                 --
  Class R5                                                                (3,799)                 --
  Class 529A                                                            (129,848)            (50,645)
  Class 529B                                                             (25,360)            (11,019)
  Class 529C                                                             (39,003)            (16,776)
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                       $(244,148,788)      $(107,128,353)
----------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions                   $729,171,597        $995,139,885
----------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets - continued

                                                                           YEARS ENDED 9/30
                                                                  ----------------------------------
                                                                       2006                2005
Redemption fees                                                          $55,860             $43,913
----------------------------------------------------------------------------------------------------
Total change in net assets                                        $1,116,480,529      $1,496,983,403
----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
At beginning of period                                             3,153,575,856       1,656,592,453
At end of period (including undistributed net investment
income of $25,465,990 and $10,089,370, respectively)              $4,270,056,385      $3,153,575,856
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                         YEARS ENDED 9/30
                                                -------------------------------------------------------------------------------
                                                   2006               2005               2004              2003          2002
Net asset value, beginning of period                $24.15             $19.62             $15.48           $11.82        $11.68
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.20              $0.11              $0.07            $0.07         $0.02
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    4.07               5.54               4.18             3.59          0.12
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $4.27              $5.65              $4.25            $3.66         $0.14
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.13)               $--             $(0.01)             $--           $--
  From net realized gain on
  investments and foreign currency
  transactions                                       (1.65)             (1.12)             (0.10)              --         (0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.78)            $(1.12)            $(0.11)             $--        $(0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $26.64             $24.15             $19.62           $15.48        $11.82
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           18.69              29.77              27.55            31.08          1.11
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.55               1.61               1.63             1.81          1.89
Expenses after expense reductions (f)                 1.55               1.61               1.63             1.62          1.64
Net investment income                                 0.77               0.49               0.38             0.51          0.13
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)       $2,635,185         $1,984,799         $1,033,312         $371,042      $121,779
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                          YEARS ENDED 9/30
                                                  -----------------------------------------------------------------------------
                                                    2006               2005               2004              2003          2002
Net asset value, beginning of period                $23.44             $19.19             $15.23           $11.70        $11.65
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.03             $(0.04)            $(0.05)          $(0.02)       $(0.07)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.95               5.41               4.11             3.55          0.12
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.98              $5.37              $4.06            $3.53         $0.05
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(1.65)            $(1.12)            $(0.10)             $--        $(0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $25.77             $23.44             $19.19           $15.23        $11.70
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           17.92              28.94              26.73            30.17          0.43
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.20               2.26               2.28             2.46          2.54
Expenses after expense reductions (f)                 2.20               2.26               2.28             2.27          2.29
Net investment income (loss)                          0.10              (0.21)             (0.28)           (0.17)        (0.55)
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)         $311,077           $277,244           $186,920          $84,767       $45,299
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                          YEARS ENDED 9/30
                                                  -----------------------------------------------------------------------------
                                                    2006               2005               2004              2003          2002

Net asset value, beginning of period                $23.41             $19.17             $15.22           $11.69        $11.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.03             $(0.04)            $(0.05)          $(0.02)       $(0.07)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.95               5.40               4.10             3.55          0.13
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.98              $5.36              $4.05            $3.53         $0.06
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.00)(w)            $--                $--              $--           $--
  From net realized gain on investments and
  foreign currency transactions                      (1.65)             (1.12)             (0.10)              --         (0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.65)            $(1.12)            $(0.10)             $--        $(0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $25.74             $23.41             $19.17           $15.22        $11.69
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           17.96              28.92              26.69            30.20          0.52
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.20               2.26               2.28             2.46          2.54
Expenses after expense reductions (f)                 2.20               2.26               2.28             2.27          2.29
Net investment income (loss)                          0.11              (0.17)             (0.26)           (0.17)        (0.55)
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)         $435,798           $339,331           $189,941          $69,101       $28,694
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                          YEARS ENDED 9/30
                                                  -----------------------------------------------------------------------------
                                                    2006               2005               2004              2003          2002
Net asset value, beginning of period                $24.59             $19.89             $15.65           $11.91        $11.73
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.29              $0.19              $0.14            $0.12         $0.06
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    4.14               5.63               4.23             3.62          0.12
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $4.43              $5.82              $4.37            $3.74         $0.18
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.19)               $--             $(0.03)             $--           $--
  From net realized gain on investments and
  foreign currency transactions                      (1.65)             (1.12)             (0.10)              --         (0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.84)            $(1.12)            $(0.13)             $--        $(0.00)(w)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.18             $24.59             $19.89           $15.65        $11.91
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              19.09              30.24              28.05            31.40          1.53
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.20               1.26               1.29             1.46          1.54
Expenses after expense reductions (f)                 1.20               1.26               1.29             1.27          1.29
Net investment income                                 1.11               0.87               0.75             0.89          0.46
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)         $791,709           $515,202           $232,247          $69,214       $13,456
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                                    YEARS ENDED 9/30
                                                                      ---------------------------------------------------------
                                                                        2006               2005             2004        2003(i)
Net asset value, beginning of period                                   $24.05             $19.57           $15.47        $12.22
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.15              $0.08            $0.06         $0.04
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                       4.07               5.52             4.16          3.21
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        $4.22              $5.60            $4.22         $3.25
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.11)               $--           $(0.02)          $--
  From net realized gain on investments and
  foreign currency transactions                                         (1.65)             (1.12)           (0.10)           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(1.76)            $(1.12)          $(0.12)          $--
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                            $0.00(w)           $0.00(w)         $0.00(w)        $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $26.51             $24.05           $19.57        $15.47
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 18.54              29.58            27.40         26.60(n)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   1.70               1.76             1.79          1.96(a)
Expenses after expense reductions (f)                                    1.70               1.76             1.79          1.77(a)
Net investment income                                                    0.61               0.37             0.34          0.44(a)
Portfolio turnover                                                         68                 55               61            88
Net assets at end of period (000 Omitted)                             $42,498            $29,525          $12,683        $1,596
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                    YEARS ENDED 9/30
                                                                       -------------------------
                                                                        2006             2005(i)
Net asset value, beginning of period                                   $23.43             $21.18
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.01              $0.00(w)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                       3.93               2.25(g)
------------------------------------------------------------------------------------------------
Total from investment operations                                        $3.94              $2.25
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.14)               $--
  From net realized gain on investments and
  foreign currency transactions                                         (1.65)                --
------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(1.79)               $--
------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                            $0.00(w)           $0.00(w)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $25.58             $23.43
------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 17.83              10.62(n)
------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   2.40               2.47(a)
Expenses after expense reductions (f)                                    2.30               2.47(a)
Net investment income                                                    0.05               0.01(a)
Portfolio turnover                                                         68                 55
Net assets at end of period (000 Omitted)                              $1,287               $192
------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                    YEARS ENDED 9/30
                                                                       -------------------------
                                                                        2006             2005(i)
Net asset value, beginning of period                                   $23.46             $21.18
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.06              $0.03
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                       3.98               2.25(g)
------------------------------------------------------------------------------------------------
Total from investment operations                                        $4.04              $2.28
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.12)               $--
  From net realized gain on investments and
  foreign currency transactions                                         (1.65)                --
------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(1.77)               $--
------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                            $0.00(w)           $0.00(w)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $25.73             $23.46
------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 18.25              10.76(n)
------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   2.10               2.17(a)
Expenses after expense reductions (f)                                    1.95               2.17(a)
Net investment income                                                    0.26               0.33(a)
Portfolio turnover                                                         68                 55
Net assets at end of period (000 Omitted)                                $878               $170
------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                            YEARS ENDED 9/30
                                                                      -------------------------------------------
                                                                        2006               2005           2004(i)
Net asset value, beginning of period                                   $23.91             $19.51           $16.95
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                      $0.14              $0.10           $(0.11)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                       4.01               5.42             2.80
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                        $4.15              $5.52            $2.69
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.14)               $--           $(0.03)
  From net realized gain on investments and
  foreign currency transactions                                         (1.65)             (1.12)           (0.10)
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(1.79)            $(1.12)          $(0.13)
-----------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                            $0.00(w)           $0.00(w)         $0.00(w)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $26.27             $23.91            19.51
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 18.36              29.25            15.99(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   1.95               2.01             2.05(a)
Expenses after expense reductions (f)                                    1.85               2.01             2.05(a)
Net investment income (loss)                                             0.54               0.44            (0.70)(a)
Portfolio turnover                                                         68                 55               61
Net assets at end of period (000 Omitted)                             $23,313             $4,468             $259
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                                    YEARS ENDED 9/30
                                                                       -------------------------
                                                                        2006             2005(i)
Net asset value, beginning of period                                   $24.15             $21.75
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.21              $0.12
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                       4.06               2.28(g)
------------------------------------------------------------------------------------------------
Total from investment operations                                        $4.27              $2.40
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.13)               $--
  From net realized gain on investments and
  foreign currency transactions                                         (1.65)                --
------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(1.78)               $--
------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                            $0.00(w)           $0.00(w)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $26.64             $24.15
------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 18.71              11.03(n)
------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   1.59               1.68(a)
Expenses after expense reductions (f)                                    1.59               1.68(a)
Net investment income                                                    0.80               1.11(a)
Portfolio turnover                                                         68                 55
Net assets at end of period (000 Omitted)                              $8,192                $56
------------------------------------------------------------------------------------------------

Financial Highlights - continued

CLASS R5                                                                    YEARS ENDED 9/30
                                                                      --------------------------
                                                                        2006             2005(i)
Net asset value, beginning of period                                   $24.19             $21.75
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.14              $0.16
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                       4.20               2.28(g)
------------------------------------------------------------------------------------------------
Total from investment operations                                        $4.34              $2.44
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.18)               $--
  From net realized gain on investments and
  foreign currency transactions                                         (1.65)                --
------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(1.83)               $--
------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                            $0.00(w)           $0.00(w)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $26.70             $24.19
------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 19.00              11.22(n)
------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   1.30               1.37(a)
Expenses after expense reductions (f)                                    1.30               1.37(a)
Net investment income                                                    0.52               1.41(a)
Portfolio turnover                                                         68                 55
Net assets at end of period (000 Omitted)                             $16,063                $56
------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                        YEARS ENDED 9/30
                                                    ---------------------------------------------------------------------------
                                                     2006               2005               2004             2003        2002(i)
Net asset value, beginning of period                $23.97             $19.52             $15.43           $11.81        $12.74
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.13              $0.05              $0.03            $0.07         $0.00(w)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    4.04               5.52               4.16             3.55         (0.93)(g)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $4.17              $5.57              $4.19            $3.62        $(0.93)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.09)               $--                $--              $--           $--
  From net realized gain on investments and
  foreign currency transactions                      (1.65)             (1.12)             (0.10)              --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.74)            $(1.12)            $(0.10)             $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $26.40             $23.97             $19.52           $15.43        $11.81
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           18.38              29.50              27.23            30.76         (7.38)(n)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.80               1.86               1.88             2.06          2.14(a)
Expenses after expense reductions (f)                 1.80               1.86               1.88             1.87          1.89(a)
Net investment income                                 0.52               0.25               0.16             0.50          0.09(a)
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)           $2,642             $1,731               $806             $297           $32
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                        YEARS ENDED 9/30
                                                    ---------------------------------------------------------------------------
                                                     2006               2005               2004             2003        2002(i)
Net asset value, beginning of period                $23.25             $19.09             $15.19           $11.70        $12.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.03)            $(0.09)            $(0.09)          $(0.05)       $(0.02)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.91               5.37               4.09             3.54         (0.91)(g)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.88              $5.28              $4.00            $3.49        $(0.93)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(1.65)            $(1.12)            $(0.10)             $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $25.48             $23.25             $19.09           $15.19        $11.70
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           17.62              28.61              26.41            29.83         (7.36)(n)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.45               2.50               2.53             2.71          2.79(a)
Expenses after expense reductions (f)                 2.45               2.50               2.53             2.52          2.54(a)
Net investment loss                                  (0.10)             (0.44)             (0.52)           (0.39)        (0.98)(a)
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)             $727               $297               $172              $70            $6
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                        YEARS ENDED 9/30
                                                    ---------------------------------------------------------------------------
                                                     2006               2005               2004             2003        2002(i)
Net asset value, beginning of period                $23.22             $19.07             $15.17           $11.69        $12.62
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.04)            $(0.08)            $(0.09)          $(0.01)       $(0.02)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.92               5.35               4.09             3.49         (0.91)(g)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.88              $5.27              $4.00            $3.48        $(0.93)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(1.65)            $(1.12)            $(0.10)             $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)           $0.00(w)           $0.00(w)           $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $25.45             $23.22             $19.07           $15.17        $11.69
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           17.64              28.58              26.44            29.88         (7.45)(n)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.45               2.50               2.53             2.71          2.79(a)
Expenses after expense reductions (f)                 2.45               2.50               2.53             2.52          2.54(a)
Net investment loss                                  (0.14)             (0.39)             (0.50)           (0.09)        (0.92)(a)
Portfolio turnover                                      68                 55                 61               88           130
Net assets at end of period (000 Omitted)             $688               $504               $252             $102            $7
-------------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C), October
    31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition. Effective April 1, 2005, the fund charges a 1% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Due to systems limitations associated with the transition from applying a 5 business day redemption fee to a 30 calendar day redemption fee, the fund did not impose redemption fees with respect to purchases made in March 2005 followed by redemptions made in April 2005. The fund may change the redemption fee period in the future, including in connection with Securities and Exchange Commission rule developments. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended September 30, 2006, the fund's custodian fees were reduced by $279,783 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended September 30, 2006, the fund custodian expenses were reduced by $19,215 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign currency transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                      9/30/06           9/30/05

Ordinary income (including any short-term
  capital gains)                                  $89,105,764       $51,507,564
Long-term capital gain                            155,043,024        55,620,789
-------------------------------------------------------------------------------
Total distributions                              $244,148,788      $107,128,353

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 9/30/06

          Cost of investments                           $4,069,638,829
          ------------------------------------------------------------
          Gross appreciation                              $867,738,487
          Gross depreciation                               (55,528,697)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)      $812,209,790
          Undistributed ordinary income                     75,791,113
          Undistributed long-term capital gain             251,824,877
          Other temporary differences                       (1,563,638)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average daily net assets          0.975%
          Average daily net assets in excess of $500 million      0.925%

The investment adviser has agreed in writing to reduce its management fee to 0.85% of average daily net assets in excess of $5.0 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. For the year ended September 30, 2006, the fund's average daily net assets did not exceed $5.0 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended September 30, 2006, was equivalent to an annual effective rate of 0.931% of the fund's average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund's average daily net assets. This written agreement will continue through January 31, 2007 unless changed or rescinded by the fund's Board of Trustees. For the year ended September 30, 2006, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $502,044 and $2,877 for the year ended September 30, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                    TOTAL         ANNUAL      DISTRIBUTION
                             DISTRIBUTION       SERVICE      DISTRIBUTION      EFFECTIVE       AND SERVICE
                                 FEE RATE      FEE RATE           PLAN(d)        RATE(e)              FEE
Class A                             0.10%         0.25%             0.35%          0.35%        $8,513,814
Class B                             0.75%         0.25%             1.00%          1.00%         3,099,751
Class C                             0.75%         0.25%             1.00%          1.00%         4,044,707
Class R                             0.25%         0.25%             0.50%          0.50%           190,282
Class R1                            0.50%         0.25%             0.75%          0.75%             6,053
Class R2                            0.25%         0.25%             0.50%          0.50%             2,008
Class R3                            0.25%         0.25%             0.50%          0.50%            81,792
Class R4                               --         0.25%             0.25%          0.25%             8,601
Class 529A                          0.25%         0.25%             0.50%          0.35%             8,316
Class 529B                          0.75%         0.25%             1.00%          1.00%             5,023
Class 529C                          0.75%         0.25%             1.00%          1.00%             6,208
----------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                            $15,966,555

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2006 based on each class' average daily net assets. Effective September 1, 2006,
    0.05% of the Class A distribution fee is currently being waived under a written waiver arrangement until such time as the fund is available for sale to new investors. For the year ended September 30,
    2006, this waiver amounted to $107,948 and is reflected as a reduction of total expenses in the
    Statement of Operations. 0.10% of the Class 529A distribution fee is currently being paid by the fund.
    Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2006, were as follows:

                                              AMOUNT

              Class A                        $30,756
              Class B                        323,688
              Class C                         53,149
              Class 529B                          74
              Class 529C                           6

The fund has entered into and may from tiinto contracts with program managers and other parties which administer the tuition programs through which an invnd's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives ap to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee mayd with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third partcontracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain pliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended S, were as follows:

                                              AMOUNT

              Class 529A                      $5,940
              Class 529B                       1,256
              Class 529C                       1,552
              --------------------------------------
              Total Program Manager Fees      $8,748

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2006, the fee was $3,749,125, which equated to 0.0964% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub- accounting expenses paid by MFSC on behalf of the fund. For the year ended September 30, 2006, these costs amounted to $975,343. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended September 30, 2006, was equivalent to an annual effective rate of 0.0121% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                             ANNUAL
                                                          EFFECTIVE       TOTAL
                                            FEE RATE        RATE(g)      AMOUNT
Class R1                                       0.45%          0.35%      $3,638
Class R2                                       0.40%          0.25%       1,607
Class R3                                       0.25%          0.15%      40,896
Class R4                                       0.15%          0.15%       5,160
Class R5                                       0.10%          0.10%       4,618
-------------------------------------------------------------------------------
Total Retirement Plan Administration
and Services Fees                                                       $55,919

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended September 30, 2006 this waiver amounted to $17,767 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in an expense of $1,187. This amount is included in Independent trustees' compensation for the year ended September 30, 2006. The deferred liability for retirement benefits payable to certain Trustees amounted to $10,388 at September 30, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended September 30, 2006, the fee paid to Tarantino LLC was $23,075. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $20,863, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,097,691,145 and $2,573,916,232, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund's shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                     9/30/06                          9/30/05(i)
                                            SHARES           AMOUNT            SHARES           AMOUNT
Shares sold
  Class A                                 37,447,141       $945,649,665      42,265,863       $917,341,473
  Class B                                  2,672,058         65,348,185       3,836,381         80,843,962
  Class C                                  5,084,433        124,340,976       6,180,038        130,067,142
  Class I                                  9,642,743        248,116,225      10,085,318        220,884,216
  Class R                                    861,404         21,598,620         797,941         17,322,089
  Class R1                                    51,152          1,231,297           8,242            179,061
  Class R2                                    39,301          1,008,499           7,308            164,386
  Class R3                                   863,078         21,423,999         204,776          4,421,155
  Class R4                                   355,823          9,169,292           2,303             50,100
  Class R5                                   690,063         18,441,405           2,299             50,000
  Class 529A                                  39,230            962,421          32,903            711,649
  Class 529B                                  15,331            374,668           3,725             79,033
  Class 529C                                   9,198            223,620           8,747            185,936
-----------------------------------------------------------------------------------------------------------
                                          57,770,955     $1,457,888,872      63,435,844     $1,372,300,202

Shares issued to shareholders in
reinvestment of distributions
  Class A                                  5,863,361       $137,319,528       2,853,301        $58,957,526
  Class B                                    780,129         17,763,531         512,241         10,326,862
  Class C                                    790,506         17,976,102         443,612          8,933,998
  Class I                                  1,551,339         36,968,403         675,147         14,159,215
  Class R                                     80,871          1,886,685          31,354            645,897
  Class R1                                     2,208             49,935              --                 --
  Class R2                                       645             14,644              --                 --
  Class R3                                    30,848            714,128             945             19,376
  Class R4                                       176              4,130              --                 --
  Class R5                                       180              4,206              --                 --
  Class 529A                                   5,879            136,755           2,462             50,556
  Class 529B                                   1,124             25,360             549             10,998
  Class 529C                                   1,731             39,002             839             16,776
-----------------------------------------------------------------------------------------------------------
                                           9,108,997       $212,902,409       4,520,450        $93,121,204

                                                   YEAR ENDED                         YEAR ENDED
                                                     9/30/06                          9/30/05(i)
                                            SHARES           AMOUNT            SHARES           AMOUNT
Shares reacquired
  Class A                                (26,577,761)     $(676,086,957)    (15,616,508)     $(339,746,614)
  Class B                                 (3,208,715)       (78,971,033)     (2,262,682)       (47,979,901)
  Class C                                 (3,434,326)       (84,680,688)     (2,040,676)       (43,411,314)
  Class I                                 (3,018,619)       (77,877,820)     (1,485,969)       (32,841,569)
  Class R                                   (566,926)       (14,332,184)       (249,882)        (5,480,138)
  Class R1                                   (11,242)          (271,789)            (39)              (905)
  Class R2                                   (13,083)          (332,309)            (42)              (955)
  Class R3                                  (193,336)        (4,860,881)        (32,152)          (690,634)
  Class R4                                   (50,805)        (1,290,443)             --                 --
  Class R5                                   (90,973)        (2,323,409)             --                 --
  Class 529A                                 (17,274)          (437,358)         (4,420)           (95,549)
  Class 529B                                    (720)           (17,735)           (522)           (10,714)
  Class 529C                                  (5,618)          (137,078)         (1,112)           (23,228)
-----------------------------------------------------------------------------------------------------------
                                         (37,189,398)     $(941,619,684)    (21,694,004)     $(470,281,521)

Net change
  Class A                                 16,732,741       $406,882,236      29,502,656       $636,552,385
  Class B                                    243,472          4,140,683       2,085,940         43,190,923
  Class C                                  2,440,613         57,636,390       4,582,974         95,589,826
  Class I                                  8,175,463        207,206,808       9,274,496        202,201,862
  Class R                                    375,349          9,153,121         579,413         12,487,848
  Class R1                                    42,118          1,009,443           8,203            178,156
  Class R2                                    26,863            690,834           7,266            163,431
  Class R3                                   700,590         17,277,246         173,569          3,749,897
  Class R4                                   305,194          7,882,979           2,303             50,100
  Class R5                                   599,270         16,122,202           2,299             50,000
  Class 529A                                  27,835            661,818          30,945            666,656
  Class 529B                                  15,735            382,293           3,752             79,317
  Class 529C                                   5,311            125,544           8,474            179,484
-----------------------------------------------------------------------------------------------------------
                                          29,690,554       $729,171,597      46,262,290       $995,139,885

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund were each the owners of approximately 3% of the value of outstanding voting shares. In addition, the MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were each owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2006, the commitment fee and interest expense were $23,130 and $5,264, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ ERNST & YOUNG LLP

Boston, Massachusetts
November 21, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                          PRINCIPAL OCCUPATIONS DURING
                                POSITION(S) HELD    TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                 WITH FUND           SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------             ----------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)            Trustee             February 2004      Massachusetts Financial Services
(born 10/20/63)                                                        Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(k)              Trustee             February 2004      Massachusetts Financial Services
(born 8/08/46)                                                         Company, Chairman (since February
                                                                       2004); Secretary of Economic
                                                                       Affairs, The Commonwealth of
                                                                       Massachusetts (January 2002 to
                                                                       December 2002); Fidelity
                                                                       Investments, Vice Chairman (June
                                                                       2000 to December 2001); Fidelity
                                                                       Management & Research Company
                                                                       (investment adviser), President
                                                                       (March 1997 to July 2001); Bell
                                                                       Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Medtronic, Inc. (medical
                                                                       technology), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair   February 1992      Private investor; Eastern
(born 5/01/36)                  of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Robert E. Butler(n)             Trustee             January 2006       Consultant - regulatory and
(born 11/29/41)                                                        compliance matters (since July
                                                                       2002); PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (November 2000 until June
                                                                       2002)

Lawrence H. Cohn, M.D.          Trustee             August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                         Senior Cardiac Surgeon, Chief of
                                                                       Cardiac Surgery (until 2005);
                                                                       Harvard Medical School, Professor
                                                                       of Surgery; Brigham and Women's
                                                                       Hospital Physicians' Organization,
                                                                       Chair (2000 to 2004)

David H. Gunning                Trustee             January 2004       Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                         products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director

William R. Gutow                Trustee             December 1993      Private investor and real estate
(born 9/27/41)                                                         consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Michael Hegarty                 Trustee             December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                        services and insurance), Vice
                                                                       Chairman and Chief Operating
                                                                       Officer (until May 2001); The
                                                                       Equitable Life Assurance Society
                                                                       (insurance), President and Chief
                                                                       Operating Officer (until May 2001)

Lawrence T. Perera              Trustee             July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                         Partner

J. Dale Sherratt                Trustee             August 1993        Insight Resources, Inc.
(born 9/23/38)                                                         (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional products), Chief
                                                                       Executive Officer (until May 2001)

Laurie J. Thomsen               Trustee             March 2005         Private investor; Prism Venture
(born 8/05/57)                                                         Partners (venture capital), Co-
                                                                       founder and General Partner (until
                                                                       June 2004); St. Paul Travelers
                                                                       Companies (commercial property
                                                                       liability insurance), Director

Robert W. Uek                   Trustee             January 2006       Retired (since 1999);
(born 5/18/41)                                                         PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (until 1999); Consultant
                                                                       to investment company industry
                                                                       (since 2000); TT International
                                                                       Funds (mutual fund complex),
                                                                       Trustee (2000 until 2005);
                                                                       Hillview Investment Trust II Funds
                                                                       (mutual fund complex), Trustee
                                                                       (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)               President           November 2005      Massachusetts Financial Services
(born 12/01/58)                                                        Company, Executive Vice President
                                                                       and Chief Regulatory Officer
                                                                       (since March 2004); Fidelity
                                                                       Management & Research Company,
                                                                       Vice President (prior to March
                                                                       2004); Fidelity Group of Funds,
                                                                       President and Treasurer (prior to
                                                                       March 2004)

Tracy Atkinson(k)               Treasurer           September 2005     Massachusetts Financial Services
(born 12/30/64)                                                        Company, Senior Vice President
                                                                       (since September 2004);
                                                                       PricewaterhouseCoopers LLP,
                                                                       Partner (prior to September 2004)

Christopher R. Bohane(k)        Assistant           July 2005          Massachusetts Financial Services
(born 1/18/74)                  Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since April 2003);
                                                                       Kirkpatrick & Lockhart LLP (law
                                                                       firm), Associate (prior to April
                                                                       2003)

Ethan D. Corey(k)               Assistant           July 2005          Massachusetts Financial Services
(born 11/21/63)                 Secretary and                          Company, Special Counsel (since
                                Assistant Clerk                        December 2004); Dechert LLP (law
                                                                       firm), Counsel (prior to December
                                                                       2004)

David L. DiLorenzo(k)           Assistant           July 2005          Massachusetts Financial Services
(born 8/10/68)                  Treasurer                              Company, Vice President (since
                                                                       June 2005); JP Morgan Investor
                                                                       Services, Vice President (prior to
                                                                       June 2005)

Timothy M. Fagan(k)             Assistant           September 2005     Massachusetts Financial Services
(born 7/10/68)                  Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since September 2005);
                                                                       John Hancock Advisers, LLC, Vice
                                                                       President and Chief Compliance
                                                                       Officer (September 2004 to August
                                                                       2005), Senior Attorney (prior to
                                                                       September 2004); John Hancock
                                                                       Group of Funds, Vice President and
                                                                       Chief Compliance Officer
                                                                       (September 2004 to December 2004)

Mark D. Fischer(k)              Assistant           July 2005          Massachusetts Financial Services
(born 10/27/70)                 Treasurer                              Company, Vice President (since May
                                                                       2005); JP Morgan Investment
                                                                       Management Company, Vice President
                                                                       (prior to May 2005)

Brian E. Langenfeld(k)          Assistant           June 2006          Massachusetts Financial Services
(born 3/07/73)                  Secretary and                          Company, Assistant Vice President
                                Assistant Clerk                        and Counsel (since May 2006); John
                                                                       Hancock Advisers, LLC, Assistant
                                                                       Vice President and Counsel (May
                                                                       2005 to April 2006); John Hancock
                                                                       Advisers, LLC, Attorney and
                                                                       Assistant Secretary (prior to May
                                                                       2005)

Ellen Moynihan(k)               Assistant           April 1997         Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Senior Vice President

Susan S. Newton(k)              Assistant           May 2005           Massachusetts Financial Services
(born 3/07/50)                  Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel (since
                                                                       April 2005); John Hancock
                                                                       Advisers, LLC, Senior Vice
                                                                       President, Secretary and Chief
                                                                       Legal Officer (prior to April
                                                                       2005); John Hancock Group of
                                                                       Funds, Senior Vice President,
                                                                       Secretary and Chief Legal Officer
                                                                       (prior to April 2005)

Susan A. Pereira(k)             Assistant           July 2005          Massachusetts Financial Services
(born 11/05/70)                 Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since June 2004); Bingham
                                                                       McCutchen LLP (law firm),
                                                                       Associate (prior to June 2004)

Mark N. Polebaum(k)             Secretary and       January 2006       Massachusetts Financial Services
(born 5/01/52)                  Clerk                                  Company, Executive Vice President,
                                                                       General Counsel and Secretary
                                                                       (since January 2006); Wilmer
                                                                       Cutler Pickering Hale and Dorr LLP
                                                                       (law firm), Partner (prior to
                                                                       January 2006)

Frank L. Tarantino              Independent Chief   June 2004          Tarantino LLC (provider of
(born 3/07/44)                  Compliance                             compliance services), Principal
                                Officer                                (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (prior to
                                                                       March 2003)

James O. Yost(k)                Assistant           September 1990     Massachusetts Financial Services
(born 6/12/60)                  Treasurer                              Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid
    Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                             ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA                         200 Clarendon Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
David A. Antonelli
Edgar W. Barksdale, III
Peter F. Fruzetti

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 4th quintile for the one- year period and the 2nd quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and changes to the portfolio management team in 2004, which resulted in two additional managers joining in December 2004. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the expense limitation) was approximately at the Lipper expense group median, and the Fund's total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They considered that the Fund's advisory fee rate schedule is currently subject to a breakpoint. Based on their review of the Fund's advisory fee rate schedule, the Trustees requested, and MFS agreed to implement, an additional advisory fee breakpoint to further reduce the Fund's annual advisory fee rate by 0.075% on net assets over $5 billion, which will take effect on August 1, 2006.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. ("MFD"), an affiliate of MFS. Based on their review of the Fund's Class A 12b-1 fee, the Trustees requested and MFD agreed to implement a waiver of 0.05% of the Fund's Class A distribution fee until such time as the Fund is available for sale to new investors. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $187,244,134 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $61,479,367. The fund intends to pass through foreign tax credits of $4,306,980 for the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

    ---------------------------------------------------------------
    Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

    SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

    If you own your MFS fund shares through a financial
    institution or a retirement plan, MFS TALK, MFS Access, and
    eDelivery may not be available to you.
    ---------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                                    M F S(R)
                                    INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED
MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) RESEARCH FUND

LETTER FROM THE CEO                                               1
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PORTFOLIO COMPOSITION                                             2
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MANAGEMENT REVIEW                                                 3
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PERFORMANCE SUMMARY                                               5
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EXPENSE TABLE                                                     8
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PORTFOLIO OF INVESTMENTS                                         10
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STATEMENT OF ASSETS AND LIABILITIES                              15
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STATEMENT OF OPERATIONS                                          18
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STATEMENTS OF CHANGES IN NET ASSETS                              20
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FINANCIAL HIGHLIGHTS                                             21
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NOTES TO FINANCIAL STATEMENTS                                    32
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          44
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TRUSTEES AND OFFICERS                                            45
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                    51
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PROXY VOTING POLICIES AND INFORMATION                            55
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QUARTERLY PORTFOLIO DISCLOSURE                                   55
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FEDERAL TAX INFORMATION                                          55
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MFS(R) PRIVACY NOTICE                                            56
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CONTACT INFORMATION                                      BACK COVER
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THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
--------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                  NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        9/30/06
                                                                        MFR-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    November 15, 2006

The opinions expressed in this letter are subject to change, may not be reied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.4%
              Cash & Other Net Assets                     1.6%

              TOP TEN HOLDINGS

              Altria Group, Inc.                          3.5%
              ------------------------------------------------
              Tyco International Ltd.                     2.4%
              ------------------------------------------------
              Johnson & Johnson                           2.1%
              ------------------------------------------------
              Intel Corp.                                 2.0%
              ------------------------------------------------
              Amgen, Inc.                                 2.0%
              ------------------------------------------------
              American Express Co.                        1.9%
              ------------------------------------------------
              Bank of New York Co., Inc.                  1.9%
              ------------------------------------------------
              Adobe Systems, Inc.                         1.7%
              ------------------------------------------------
              Genworth Financial, Inc., "A"               1.7%
              ------------------------------------------------
              JPMorgan Chase & Co.                        1.7%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         22.0%
              ------------------------------------------------
              Technology                                 13.6%
              ------------------------------------------------
              Health Care                                12.3%
              ------------------------------------------------
              Industrial Goods & Services                 9.1%
              ------------------------------------------------
              Energy                                      8.7%
              ------------------------------------------------
              Utilities & Communications                  8.0%
              ------------------------------------------------
              Consumer Staples                            7.3%
              ------------------------------------------------
              Leisure                                     5.9%
              ------------------------------------------------
              Retailing                                   3.8%
              ------------------------------------------------
              Basic Materials                             3.4%
              ------------------------------------------------
              Special Products & Services                 2.9%
              ------------------------------------------------
              Transportation                              1.4%
              ------------------------------------------------

Percentages are based on net assets as of 9/30/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended September 30, 2006, Class A shares of the MFS Research Fund provided a total return of 6.65%, at net asset value. This compares with a return of 10.79% for the fund's benchmark, the Standard & Poor's 500 Stock Index.

DETRACTORS FROM PERFORMANCE

Stock selection in the basic materials sector was one of the primary causes of the fund's relative underperformance during the period. Within the sector our holdings in package manufacturer Owens Illinois(c) held back results as the company delivered disappointing second quarter earnings. Forestry products firm Abitibi(c)(g) was also a drag on performance as the stock declined markedly over the period.

Stock selection also proved challenging in the leisure sector. Our positioning in satellite radio operator XM Satellite Radio(c)(g) hurt performance as the stock underperformed the index. Following notification from the FCC that its modulators were out of compliance with FCC guidelines, the company was forced to delay new product introductions and suffered weaker-than-expected new subscriber additions as a result. In addition, increased competition with rival station Sirius Satellite Radio has led to disappointing results.

A combination of an underweighted position and weak stock selection in the transportation sector led to disappointing results. No individual stocks within the sector were among the fund's top detractors.

Stock selection in the technology sector was another area of relative weakness. Stocks that detracted from performance included network equipment manufacturer Juniper Networks(g), and networking chip maker Marvell Technology Group. Juniper Networks stock fell after the company missed filing their quarterly financial statements (10-Q) with the SEC. Marvell Technology Group's performance was negatively impacted by the company reporting earnings that just missed estimates and giving disappointing guidance for the next quarter ending October.

Other stocks that hurt performance included specialty apparel store Chico(c) and specialty home products retailer Williams Sonoma(c)(g). Chico's shares came under pressure following tepid same store sales results and weaker-than-expected financial guidance. Williams-Sonoma's stock price declined as its earnings guidance for the second half of 2006 was revised downwards due to poor performance from its Pottery Barn franchise.

CONTRIBUTORS TO PERFORMANCE

Several stocks contributed to the fund's relative performance over the period. Telecommunications firm Telus(c) was the single largest contributor to relative results. During the period, Telus exceeded consensus estimates and the stock was up substantially. Integrated oil company Exxon Mobil was also a top contributor. Our positioning in defense contractor Lockheed Martin(c), was beneficial to relative returns as the company continued to report quarterly results that exceeded expectations. Holdings in specialty department store Kohl's helped results as the stock appreciated during the period. Our positioning in business intelligence software firm Microstrategy(c)(g) also helped.

Respectfully,

Katrina A. Mead
Portfolio Manager

(c) Security is not an index constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                            MFS Research      Standard & Poor's
                            Fund-Class A      500 Stock Index
                9/96            9,425               10,000
                9/97           12,132               14,045
                9/98           12,024               15,315
                9/99           14,921               19,573
                9/00           19,762               22,174
                9/01           12,088               16,271
                9/02            9,631               12,938
                9/03           11,488               16,094
                9/04           13,044               18,326
                9/05           15,456               20,572
                9/06           16,485               22,792

TOTAL RETURNS THROUGH 9/30/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr       5-yr       10-yr
--------------------------------------------------------------------------
        A                10/13/71              6.65%      6.40%      5.75%
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        B                 9/07/93              5.99%      5.71%      5.07%
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        C                 1/03/94              5.99%      5.72%      5.07%
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        I                 1/02/97              7.01%      6.77%      6.11%
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        W                 5/01/06              6.80%      6.43%      5.76%
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        R                12/31/02              6.49%      6.26%      5.68%
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       R1                 4/01/05              5.89%      5.68%      5.05%
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       R2                 4/01/05              6.27%      5.78%      5.10%
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       R3                10/31/03              6.34%      5.89%      5.16%
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       R4                 4/01/05              6.62%      6.39%      5.75%
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       R5                 4/01/05              6.95%      6.49%      5.79%
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      529A                7/31/02              6.37%      6.19%      5.64%
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      529B                7/31/02              5.75%      5.48%      4.95%
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      529C                7/31/02              5.71%      5.50%      4.96%

AVERAGE ANNUAL
Comparative benchmark

--------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (f)         10.79%      6.97%      8.59%
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AVERAGE ANNUAL WITH SALES CHARGE

   Share class
----------------------------------------------------------------------------
        A                                      0.52%       5.15%       5.13%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                      1.99%       5.39%       5.07%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                      4.99%       5.72%       5.07%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------
      529A                                     0.26%       4.94%       5.02%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
      529B                                     1.75%       5.16%       4.95%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
      529C                                     4.71%       5.50%       4.96%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S.
equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more. Class W shares are intended for purchase only through fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms and investment advisers, that have entered into an agreement with the fund's distributor to offer Class W shares to their wrap program clients. Class W shares may be purchased at net asset value without an initial sales charge or CDSC upon redemption.

Performance for Classes I, W, R, R4, R5 and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Classes R1, R2, R3 and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2006 through September 30, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning         Ending       Period (p)
Share                      Expense   Account Value   Account Value     4/01/06-
Class                       Ratio       4/01/06         9/30/06        9/30/06
--------------------------------------------------------------------------------
        Actual              1.02%      $1,000.00       $1,007.60       $5.13
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.02%      $1,000.00       $1,019.95       $5.16
--------------------------------------------------------------------------------
        Actual              1.67%      $1,000.00       $1,004.30       $8.39
  B    -------------------------------------------------------------------------
        Hypothetical (h)    1.67%      $1,000.00       $1,016.70       $8.44
--------------------------------------------------------------------------------
        Actual              1.67%      $1,000.00       $1,004.30       $8.39
  C     ------------------------------------------------------------------------
        Hypothetical (h)    1.67%      $1,000.00       $1,016.70       $8.44
--------------------------------------------------------------------------------
        Actual              0.67%      $1,000.00       $1,009.20       $3.37
  I     ------------------------------------------------------------------------
        Hypothetical (h)    0.67%      $1,000.00       $1,021.71       $3.40
--------------------------------------------------------------------------------
        Actual              0.77%      $1,000.00       $  993.80       $3.22(i)
  W     ------------------------------------------------------------------------
        Hypothetical (h)    0.77%      $1,000.00       $1,017.73       $3.26(i)
--------------------------------------------------------------------------------
        Actual              1.17%      $1,000.00       $1,006.80       $5.89
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.17%      $1,000.00       $1,019.20       $5.92
--------------------------------------------------------------------------------
        Actual              1.77%      $1,000.00       $1,003.80       $8.89
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    1.77%      $1,000.00       $1,016.19       $8.95
--------------------------------------------------------------------------------
        Actual              1.41%      $1,000.00       $1,005.30       $7.09
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.41%      $1,000.00       $1,018.00       $7.13
--------------------------------------------------------------------------------
        Actual              1.32%      $1,000.00       $1,005.90       $6.64
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.32%      $1,000.00       $1,018.45       $6.68
--------------------------------------------------------------------------------
        Actual              1.06%      $1,000.00       $1,007.10       $5.33
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.06%      $1,000.00       $1,019.75       $5.37
--------------------------------------------------------------------------------
        Actual              0.77%      $1,000.00       $1,008.90       $3.88
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    0.77%      $1,000.00       $1,021.21       $3.90
--------------------------------------------------------------------------------
        Actual              1.27%      $1,000.00       $1,005.80       $6.39
  529A  ------------------------------------------------------------------------
        Hypothetical (h)    1.27%      $1,000.00       $1,018.70       $6.43
--------------------------------------------------------------------------------
        Actual              1.92%      $1,000.00       $1,002.90       $9.64
  529B  ------------------------------------------------------------------------
        Hypothetical (h)    1.92%      $1,000.00       $1,015.44       $9.70
--------------------------------------------------------------------------------
        Actual              1.92%      $1,000.00       $1,002.90       $9.64
  529C  ------------------------------------------------------------------------
        Hypothetical (h)    1.92%      $1,000.00       $1,015.44       $9.70
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.

(i) For the period from the class' inception May 1, 2006, through the stated period end.

(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
9/30/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
--------------------------------------------------------------------------------------------------
ISSUER                                                              SHARES/PAR          VALUE ($)
--------------------------------------------------------------------------------------------------
Aerospace - 2.7%
--------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                  401,130      $   34,521,248
United Technologies Corp.                                              637,900          40,410,965
                                                                                    --------------
                                                                                    $   74,932,213
--------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.6%
--------------------------------------------------------------------------------------------------
Diageo PLC                                                             942,890      $   16,650,509
--------------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.5%
--------------------------------------------------------------------------------------------------
NIKE, Inc., "B"                                                        474,070      $   41,538,013
--------------------------------------------------------------------------------------------------
Biotechnology - 4.5%
--------------------------------------------------------------------------------------------------
Amgen, Inc. (a)                                                        780,050      $   55,796,976
Genzyme Corp. (a)                                                      494,680          33,376,060
Millipore Corp. (a)                                                    564,690          34,615,497
                                                                                    --------------
                                                                                    $  123,788,533
--------------------------------------------------------------------------------------------------
Broadcasting - 2.4%
--------------------------------------------------------------------------------------------------
News Corp., "A"                                                      2,037,740      $   40,041,591
WPP Group PLC                                                        2,206,900          27,344,200
                                                                                    --------------
                                                                                    $   67,385,791
--------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 5.9%
--------------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc. (a)(l)                                 181,010      $   18,120,911
Franklin Resources, Inc.                                               279,900          29,599,425
Goldman Sachs Group, Inc.                                              233,840          39,558,713
Legg Mason, Inc. (l)                                                   106,599          10,751,575
Lehman Brothers Holdings, Inc.                                         501,680          37,054,085
Mellon Financial Corp.                                                 668,610          26,142,651
                                                                                    --------------
                                                                                    $  161,227,360
--------------------------------------------------------------------------------------------------
Business Services - 1.9%
--------------------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., "A" (a)(l)                       207,060      $   15,334,864
First Data Corp.                                                       864,810          36,322,020
                                                                                    --------------
                                                                                    $   51,656,884
--------------------------------------------------------------------------------------------------
Computer Software - 3.6%
--------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (a)                                              1,283,210      $   48,056,214
Oracle Corp. (a)                                                       804,820          14,277,507
Symantec Corp. (a)                                                     729,260          15,518,653
TIBCO Software, Inc. (a)                                             2,365,370          21,241,023
                                                                                    --------------
                                                                                    $   99,093,397
--------------------------------------------------------------------------------------------------
Computer Software - Systems - 2.0%
--------------------------------------------------------------------------------------------------
Apple Computer, Inc. (a)                                               424,240      $   32,679,207
Hewlett-Packard Co.                                                    646,060          23,703,941
                                                                                    --------------
                                                                                    $   56,383,148
--------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.2%
--------------------------------------------------------------------------------------------------
Alberto-Culver Co.                                                     277,420      $   14,034,678
Avon Products, Inc.                                                    653,540          20,037,536
ITT Educational Services, Inc. (a)(l)                                  220,290          14,605,227
Monster Worldwide, Inc. (a)                                            331,490          11,996,623
                                                                                    --------------
                                                                                    $   60,674,064
--------------------------------------------------------------------------------------------------
Containers - 0.7%
--------------------------------------------------------------------------------------------------
Owens-Illinois, Inc. (a)(l)                                          1,215,370      $   18,741,005
--------------------------------------------------------------------------------------------------
Electrical Equipment - 4.2%
--------------------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                               71,100      $    4,130,910
Tyco International Ltd.                                              2,357,460          65,985,305
W.W. Grainger, Inc. (l)                                                674,750          45,221,745
                                                                                    --------------
                                                                                    $  115,337,960
--------------------------------------------------------------------------------------------------
Electronics - 5.3%
--------------------------------------------------------------------------------------------------
Applied Materials, Inc.                                              1,634,360      $   28,977,203
Intel Corp.                                                          2,716,530          55,879,022
Marvell Technology Group Ltd. (a)                                    1,588,670          30,772,538
SanDisk Corp. (a)                                                      564,190          30,206,733
                                                                                    --------------
                                                                                    $  145,835,496
--------------------------------------------------------------------------------------------------
Energy - Independent - 2.8%
--------------------------------------------------------------------------------------------------
Apache Corp.                                                           291,530      $   18,424,696
CONSOL Energy, Inc.                                                    175,410           5,565,759
Devon Energy Corp.                                                     634,650          40,078,148
EOG Resources, Inc.                                                    208,640          13,572,032
                                                                                    --------------
                                                                                    $   77,640,635
--------------------------------------------------------------------------------------------------
Energy - Integrated - 3.0%
--------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                      577,140      $   38,726,094
Hess Corp. (l)                                                       1,082,760          44,847,919
                                                                                    --------------
                                                                                    $   83,574,013
--------------------------------------------------------------------------------------------------
Food & Beverages - 2.0%
--------------------------------------------------------------------------------------------------
Nestle S.A.                                                             47,291      $   16,487,846
PepsiCo, Inc.                                                          588,920          38,432,919
                                                                                    --------------
                                                                                    $   54,920,765
--------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.6%
--------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                    795,120      $   22,144,092
International Game Technology                                          558,000          23,157,000
                                                                                    --------------
                                                                                    $   45,301,092
--------------------------------------------------------------------------------------------------
General Merchandise - 1.7%
--------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                                      742,780      $   32,095,524
Kohl's Corp. (a)                                                       223,020          14,478,458
                                                                                    --------------
                                                                                    $   46,573,982
--------------------------------------------------------------------------------------------------
Insurance - 6.9%
--------------------------------------------------------------------------------------------------
Ace Ltd.                                                               460,040      $   25,177,989
AFLAC, Inc.                                                            297,340          13,606,278
Chubb Corp.                                                            579,800          30,126,408
Endurance Specialty Holdings Ltd.                                      326,350          11,507,101
Genworth Financial, Inc., "A"                                        1,325,700          46,412,757
MetLife, Inc.                                                          795,560          45,092,341
PartnerRe Ltd. (l)                                                     270,830          18,299,983
                                                                                    --------------
                                                                                    $  190,222,857
--------------------------------------------------------------------------------------------------
Internet - 1.3%
--------------------------------------------------------------------------------------------------
Google, Inc., "A" (a)                                                   87,920      $   35,335,048
--------------------------------------------------------------------------------------------------
Leisure & Toys - 1.4%
--------------------------------------------------------------------------------------------------
Electronic Arts, Inc. (a)                                              684,510      $   38,113,517
--------------------------------------------------------------------------------------------------
Machinery & Tools - 2.2%
--------------------------------------------------------------------------------------------------
Deere & Co.                                                            545,300      $   45,756,123
Precision Castparts Corp.                                              228,480          14,430,797
                                                                                    --------------
                                                                                    $   60,186,920
--------------------------------------------------------------------------------------------------
Major Banks - 6.2%
--------------------------------------------------------------------------------------------------
Bank of America Corp.                                                  775,770      $   41,557,999
Bank of New York Co., Inc.                                           1,495,180          52,720,047
JPMorgan Chase & Co.                                                   977,080          45,883,677
PNC Financial Services Group, Inc.                                     434,680          31,488,219
                                                                                    --------------
                                                                                    $  171,649,942
--------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.5%
--------------------------------------------------------------------------------------------------
DaVita, Inc. (a)                                                       232,310      $   13,443,780
--------------------------------------------------------------------------------------------------
Medical Equipment - 1.0%
--------------------------------------------------------------------------------------------------
Boston Scientific Corp. (a)                                          1,860,750      $   27,520,493
--------------------------------------------------------------------------------------------------
Metals & Mining - 1.1%
--------------------------------------------------------------------------------------------------
BHP Billiton PLC                                                     1,773,470      $   30,604,081
--------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 1.6%
--------------------------------------------------------------------------------------------------
Williams Cos., Inc.                                                  1,856,460      $   44,313,700
--------------------------------------------------------------------------------------------------
Network & Telecom - 1.4%
--------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                              1,616,180      $   37,172,140
--------------------------------------------------------------------------------------------------
Oil Services - 2.9%
--------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                    751,938      $   37,589,381
Transocean, Inc. (a)                                                   578,700          42,378,201
                                                                                    --------------
                                                                                    $   79,967,582
--------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 3.1%
--------------------------------------------------------------------------------------------------
American Express Co.                                                   953,150      $   53,452,652
SLM Corp.                                                              620,650          32,261,387
                                                                                    --------------
                                                                                    $   85,714,039
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.3%
--------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                        799,260      $   45,557,820
Endo Pharmaceuticals Holdings, Inc. (a)                              1,002,830          32,642,117
Johnson & Johnson                                                      879,450          57,111,483
Wyeth                                                                  774,640          39,382,698
                                                                                    --------------
                                                                                    $  174,694,118
--------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.7%
--------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                     259,430      $   19,052,539
--------------------------------------------------------------------------------------------------
Restaurants - 0.5%
--------------------------------------------------------------------------------------------------
YUM! Brands, Inc.                                                      268,460      $   13,973,343
--------------------------------------------------------------------------------------------------
Real Estate - 0.2%
--------------------------------------------------------------------------------------------------
Global Signal, Inc., REIT                                              117,230      $    5,929,493
--------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.6%
--------------------------------------------------------------------------------------------------
Praxair, Inc. (l)                                                      735,480      $   43,510,997
--------------------------------------------------------------------------------------------------
Specialty Stores - 0.6%
--------------------------------------------------------------------------------------------------
Chico's FAS, Inc. (a)(l)                                               792,040      $   17,052,621
--------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.0%
--------------------------------------------------------------------------------------------------
Dobson Communications Corp. (a)                                      1,358,580      $    9,537,232
Rogers Communications, Inc., "B"                                       349,810          19,151,382
                                                                                    --------------
                                                                                    $   28,688,614
--------------------------------------------------------------------------------------------------
Telephone Services - 3.0%
--------------------------------------------------------------------------------------------------
American Tower Corp., "A" (a)                                          299,130      $   10,918,245
AT&T, Inc.                                                             952,250          31,005,260
TELUS Corp. (non-voting shares)                                        736,350          41,235,863
                                                                                    --------------
                                                                                    $   83,159,368
--------------------------------------------------------------------------------------------------
Tobacco - 3.5%
--------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                   1,244,120      $   95,237,386
--------------------------------------------------------------------------------------------------
Trucking - 0.7%
--------------------------------------------------------------------------------------------------
FedEx Corp.                                                            171,680      $   18,658,182
--------------------------------------------------------------------------------------------------
Utilities - Electric Power - 2.1%
--------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                        605,900      $   27,265,500
NRG Energy, Inc. (a)(l)                                                703,460          31,866,738
                                                                                    --------------
                                                                                    $   59,132,238
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $2,539,565,572)                               $2,714,587,858
--------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 1.0%
--------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                         26,511,293      $   26,511,293
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $2,566,076,865)                                 $2,741,099,151
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.6%                                                   16,100,879
--------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $2,757,200,030
--------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

REIT           Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 9/30/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
----------------------------------------------------------------------------------------------------
Investments, at value, including $25,962,809 of securities
on loan (identified cost, $2,566,076,865)                         $2,741,099,151
Cash                                                                         176
Receivable for investments sold                                       80,489,500
Receivable for fund shares sold                                          462,470
Interest and dividends receivable                                      2,733,356
Other assets                                                              82,178
----------------------------------------------------------------------------------------------------
Total assets                                                                          $2,824,866,831
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Notes payable                                                         $3,047,000
Payable for investments purchased                                     27,294,877
Payable for fund shares reacquired                                     9,173,879
Collateral for securities loaned, at value                            26,511,293
Payable to affiliates
  Management fee                                                          97,910
  Shareholder servicing costs                                            512,398
  Distribution and service fees                                           84,341
  Administrative services fee                                              3,821
  Program manager fees                                                        18
  Retirement plan administration and services fees                           121
Payable for independent trustees' compensation                           314,364
Accrued expenses and other liabilities                                   626,779
----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $67,666,801
----------------------------------------------------------------------------------------------------
Net assets                                                                            $2,757,200,030
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
----------------------------------------------------------------------------------------------------
Paid-in capital                                                   $3,121,144,699
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies          175,020,874
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       (547,727,645)
Undistributed net investment income                                    8,762,102
----------------------------------------------------------------------------------------------------
Net assets                                                                            $2,757,200,030
----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                123,009,795
----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
----------------------------------------------------------------------------------------------------
  Net assets                                                      $1,491,146,192
  Shares outstanding                                                  66,007,089
----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $22.59
----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value
  per share)                                                                                  $23.97
----------------------------------------------------------------------------------------------------
Class B shares
----------------------------------------------------------------------------------------------------
  Net assets                                                        $321,821,871
  Shares outstanding                                                  15,297,452
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $21.04
----------------------------------------------------------------------------------------------------
Class C shares
----------------------------------------------------------------------------------------------------
  Net assets                                                        $170,718,395
  Shares outstanding                                                   8,110,273
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $21.05
----------------------------------------------------------------------------------------------------
Class I shares
----------------------------------------------------------------------------------------------------
  Net assets                                                        $760,210,089
  Shares outstanding                                                  32,991,607
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $23.04
----------------------------------------------------------------------------------------------------
Class W shares
----------------------------------------------------------------------------------------------------
  Net assets                                                             $99,382
  Shares outstanding                                                       4,394
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $22.62
----------------------------------------------------------------------------------------------------
Class R shares
----------------------------------------------------------------------------------------------------
  Net assets                                                          $5,577,432
  Shares outstanding                                                     249,525
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $22.35
----------------------------------------------------------------------------------------------------
Class R1 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                          $1,867,829
  Shares outstanding                                                      89,257
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $20.93
----------------------------------------------------------------------------------------------------
Class R2 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                            $410,889
  Shares outstanding                                                      19,557
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $21.01
----------------------------------------------------------------------------------------------------
Class R3 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                          $2,632,369
  Shares outstanding                                                     118,448
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $22.22
----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                         $1,814,759
  Shares outstanding                                                     80,474
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $22.55
----------------------------------------------------------------------------------------------------
Class R5 shares
----------------------------------------------------------------------------------------------------
  Net assets                                                            $57,150
  Shares outstanding                                                      2,527
----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $22.62
----------------------------------------------------------------------------------------------------
Class 529A shares
----------------------------------------------------------------------------------------------------
  Net assets                                                           $419,717
  Shares outstanding                                                     18,767
----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $22.36
----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value
  per share)                                                                                  $23.72
----------------------------------------------------------------------------------------------------
Class 529B shares
----------------------------------------------------------------------------------------------------
  Net assets                                                           $135,619
  Shares outstanding                                                      6,530
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $20.77
----------------------------------------------------------------------------------------------------
Class 529C shares
----------------------------------------------------------------------------------------------------
  Net assets                                                           $288,337
  Shares outstanding                                                     13,895
----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $20.75
----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 9/30/06

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income
  Dividends                                                          $39,067,472
  Interest                                                             1,187,581
  Foreign taxes withheld                                                (383,946)
---------------------------------------------------------------------------------------------------
Total investment income                                                                 $39,871,107
---------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $12,333,967
  Distribution and service fees                                       11,675,611
  Program manager fees                                                     1,758
  Shareholder servicing costs                                          5,113,898
  Administrative services fee                                            364,435
  Retirement plan administration and services fees                        14,279
  Independent trustees' compensation                                      74,088
  Custodian fee                                                          659,863
  Shareholder communications                                             333,148
  Auditing fees                                                           48,581
  Legal fees                                                              63,884
  Miscellaneous                                                          364,753
---------------------------------------------------------------------------------------------------
Total expenses                                                                          $31,048,265
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (276,860)
  Reduction of expenses by investment adviser                            (19,746)
---------------------------------------------------------------------------------------------------
Net expenses                                                                            $30,751,659
---------------------------------------------------------------------------------------------------
Net investment income                                                                    $9,119,448
---------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $277,074,399
  Foreign currency transactions                                         (102,306)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                  $276,972,093
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $(105,311,511)
  Translation of assets and liabilities in foreign currencies              9,929
---------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                  $(105,301,582)
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                       $171,670,511
---------------------------------------------------------------------------------------------------
Change in net assets from operations                                                   $180,789,959
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            YEARS ENDED 9/30
                                                                   ---------------------------------
                                                                        2006               2005
CHANGE IN NET ASSETS

FROM OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income                                                  $9,119,448         $5,398,888
Net realized gain (loss) on investments and foreign
currency transactions                                                 276,972,093        441,899,365
Net unrealized gain (loss) on investments and foreign
currency translation                                                 (105,301,582)        53,919,648
----------------------------------------------------------------------------------------------------
Change in net assets from operations                                 $180,789,959       $501,217,901
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                             $(2,219,384)       $(2,552,751)
  Class I                                                              (2,998,800)        (2,424,457)
  Class R                                                                  (7,065)           (13,404)
  Class R1                                                                 (4,032)                --
  Class R2                                                                 (2,001)                --
  Class R3                                                                   (956)            (1,318)
  Class R4                                                                   (154)                --
  Class R5                                                                   (232)                --
  Class 529A                                                                   --               (354)
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(5,232,624)       $(4,992,284)
----------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions                   $(369,122,559)     $(437,744,014)
----------------------------------------------------------------------------------------------------
Total change in net assets                                          $(193,565,224)       $58,481,603
----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
At beginning of period                                              2,950,765,254      2,892,283,651
At end of period (including undistributed net investment
income of $8,762,102 and $4,977,584, respectively)                 $2,757,200,030     $2,950,765,254
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                          YEARS ENDED 9/30
                                                ----------------------------------------------------------------------------------
                                                   2006            2005             2004                  2003             2002
Net asset value, beginning of period                $21.21          $17.93           $15.90                $13.33           $16.73
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.08           $0.06            $0.07                 $0.11            $0.03
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                            1.33            3.25             2.08                  2.46            (3.43)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.41           $3.31            $2.15                 $2.57           $(3.40)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.03)         $(0.03)          $(0.12)                  $--              $--
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $22.59          $21.21           $17.93                $15.90           $13.33
----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            6.65           18.49            13.54(b)(q)           19.28(j)        (20.32)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.02            1.06             1.02                  1.06             1.08
Expenses after expense reductions (f)                 1.02            1.06             1.02                  1.06             1.08
Net investment income                                 0.38            0.32             0.39                  0.74             0.20
Portfolio turnover                                      99              99              117                   114               99
Net assets at end of period (000 Omitted)       $1,491,146      $1,567,980       $1,405,075            $1,475,897       $1,492,299
----------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                           YEARS ENDED 9/30
                                                  -------------------------------------------------------------------------------
                                                    2006           2005           2004                 2003               2002
Net asset value, beginning of period                $19.85         $16.86         $14.96                $12.62             $15.95
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $(0.06)        $(0.06)        $(0.04)                $0.01             $(0.08)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 1.25           3.05           1.95                  2.33              (3.25)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.19          $2.99          $1.91                 $2.34             $(3.33)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
  From net investment income                           $--            $--         $(0.01)                  $--                $--
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $21.04         $19.85         $16.86                $14.96             $12.62
---------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            5.99          17.73          12.78(b)(q)           18.54(j)          (20.88)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.68           1.71           1.67                  1.70               1.73
Expenses after expense reductions (f)                 1.68           1.71           1.67                  1.70               1.73
Net investment income (loss)                         (0.28)         (0.33)         (0.26)                 0.09              (0.45)
Portfolio turnover                                      99             99            117                   114                 99
Net assets at end of period (000 Omitted)         $321,822       $544,719       $836,113            $1,071,292         $1,172,864
---------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                         YEARS ENDED 9/30
                                                  ---------------------------------------------------------------------------
                                                    2006           2005           2004                2003             2002
Net asset value, beginning of period                $19.86         $16.87         $14.96              $12.63           $15.95
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $(0.06)        $(0.06)        $(0.04)              $0.01           $(0.08)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 1.25           3.05           1.96                2.32            (3.24)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.19          $2.99          $1.92               $2.33           $(3.32)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                           $--            $--         $(0.01)                $--              $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $21.05         $19.86         $16.87              $14.96           $12.63
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            5.99          17.72          12.82(b)(q)         18.45(j)        (20.82)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.68           1.71           1.67                1.70             1.73
Expenses after expense reductions (f)                 1.67           1.71           1.67                1.70             1.73
Net investment income (loss)                         (0.28)         (0.33)         (0.26)               0.09            (0.45)
Portfolio turnover                                      99             99            117                 114               99
Net assets at end of period (000 Omitted)         $170,718       $208,725       $226,376            $262,391         $297,647
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                        YEARS ENDED 9/30
                                                  --------------------------------------------------------------------------
                                                    2006           2005           2004                2003             2002
Net asset value, beginning of period                $21.63         $18.28         $16.21              $13.54          $16.94
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.16          $0.14          $0.14               $0.17           $0.10
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 1.35           3.31           2.11                2.50           (3.50)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.51          $3.45          $2.25               $2.67          $(3.40)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.10)        $(0.10)        $(0.18)                $--             $--
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $23.04         $21.63         $18.28              $16.21          $13.54
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                               7.01          18.93          13.92(b)(q)         19.72(j)       (20.07)
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.68           0.71           0.67                0.72            0.73
Expenses after expense reductions (f)                 0.67           0.71           0.67                0.72            0.73
Net investment income                                 0.73           0.67           0.78                1.08            0.55
Portfolio turnover                                      99             99            117                 114              99
Net assets at end of period (000 Omitted)         $760,210       $619,534       $421,942            $186,804         $19,244
----------------------------------------------------------------------------------------------------------------------------

CLASS W                                                                            YEAR ENDED
                                                                                   9/30/06(i)
Net asset value, beginning of period                                                 $22.76
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income (d)                                                           $0.06
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                                 (0.20)
-----------------------------------------------------------------------------------------------
Total from investment operations                                                     $(0.14)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $22.62
-----------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                               (0.62)(n)
-----------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                 0.77(a)
Expenses after expense reductions (f)                                                  0.77(a)
Net investment income                                                                  0.66(a)
Portfolio turnover                                                                       99
Net assets at end of period (000 Omitted)                                               $99
-----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                         YEARS ENDED 9/30
                                                              ---------------------------------------------------
                                                               2006         2005         2004             2003(i)
Net asset value, beginning of period                          $21.01       $17.83       $15.87             $14.12
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                    $0.05        $0.03        $0.05              $0.07
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           1.31         3.22         2.06               1.68
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                               $1.36        $3.25        $2.11              $1.75
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                  $(0.02)      $(0.07)      $(0.15)               $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $22.35       $21.01       $17.83             $15.87
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                         6.49        18.28        13.39(b)(q)        12.39(j)(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                          1.18         1.21         1.17               1.21(a)
Expenses after expense reductions (f)                           1.17         1.21         1.17               1.21(a)
Net investment income                                           0.23         0.15         0.28               0.56(a)
Portfolio turnover                                                99           99          117                114
Net assets at end of period (000 Omitted)                     $5,577       $6,980       $2,158                $40
-----------------------------------------------------------------------------------------------------------------

CLASS R1                                                        YEARS ENDED 9/30
                                                              --------------------
                                                               2006        2005(i)
Net asset value, beginning of period                          $19.84        $18.66
----------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment loss (d)                                     $(0.07)       $(0.05)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           1.24          1.23(g)
----------------------------------------------------------------------------------
Total from investment operations                               $1.17         $1.18
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------
  From net investment income                                  $(0.08)          $--
----------------------------------------------------------------------------------
Net asset value, end of period                                $20.93        $19.84
----------------------------------------------------------------------------------
Total return (%) (r)(s)                                         5.89          6.32(n)
----------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Expenses before expense reductions (f)                          1.87          1.89(a)
Expenses after expense reductions (f)                           1.77          1.89(a)
Net investment loss                                            (0.36)        (0.59)(a)
Portfolio turnover                                                99            99
Net assets at end of period (000 Omitted)                     $1,868          $776
----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                           YEARS ENDED 9/30
                                                              --------------------------
                                                               2006              2005(i)
Net asset value, beginning of period                          $19.86              $18.66
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment loss (d)                                     $(0.00)(w)          $(0.02)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           1.24                1.22(g)
----------------------------------------------------------------------------------------
Total from investment operations                               $1.24               $1.20
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------
  From net investment income                                  $(0.09)                $--
----------------------------------------------------------------------------------------
Net asset value, end of period                                $21.01              $19.86
----------------------------------------------------------------------------------------
Total return (%) (r)(s)                                         6.27                6.43(n)
----------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Expenses before expense reductions (f)                          1.57                1.61(a)
Expenses after expense reductions (f)                           1.42                1.61(a)
Net investment loss                                            (0.01)              (0.19)(a)
Portfolio turnover                                                99                  99
Net assets at end of period (000 Omitted)                       $411                 $53
----------------------------------------------------------------------------------------

CLASS R3                                                               YEARS ENDED 9/30
                                                              ---------------------------------
                                                               2006         2005        2004(i)
Net asset value, beginning of period                          $20.91       $17.77        $16.61
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                             $0.02       $(0.02)       $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           1.31         3.22          1.35
-----------------------------------------------------------------------------------------------
Total from investment operations                               $1.33        $3.20         $1.34
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
  From net investment income                                  $(0.02)      $(0.06)       $(0.18)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                $22.22       $20.91        $17.77
-----------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                         6.34        18.02          8.10(b)(n)(q)
-----------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                          1.42         1.46          1.42(a)
Expenses after expense reductions (f)                           1.32         1.46          1.42(a)
Net investment income (loss)                                    0.09        (0.09)        (0.06)(a)
Portfolio turnover                                                99           99           117
Net assets at end of period (000 Omitted)                     $2,632       $1,329          $155
-----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                        YEARS ENDED 9/30
                                                              --------------------
                                                               2006        2005(i)
Net asset value, beginning of period                          $21.21        $19.87
----------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment income (d)                                    $0.08         $0.03
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           1.32          1.31(g)
----------------------------------------------------------------------------------
Total from investment operations                               $1.40         $1.34
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------
  From net investment income                                  $(0.06)          $--
----------------------------------------------------------------------------------
Net asset value, end of period                                $22.55        $21.21
----------------------------------------------------------------------------------
Total return (%) (r)(s)                                         6.62          6.74(n)
----------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Expenses before expense reductions (f)                          1.07          1.11(a)
Expenses after expense reductions (f)                           1.07          1.11(a)
Net investment income                                           0.34          0.31(a)
Portfolio turnover                                                99            99
Net assets at end of period (000 Omitted)                     $1,815           $53
----------------------------------------------------------------------------------

CLASS R5                                                        YEARS ENDED 9/30
                                                              --------------------
                                                               2006        2005(i)
Net asset value, beginning of period                          $21.24        $19.87
----------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment income (d)                                    $0.14         $0.06
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           1.33          1.31(g)
----------------------------------------------------------------------------------
Total from investment operations                               $1.47         $1.37
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------
  From net investment income                                  $(0.09)          $--
----------------------------------------------------------------------------------
Net asset value, end of period                                $22.62        $21.24
----------------------------------------------------------------------------------
Total return (%) (r)(s)                                         6.95          6.89(n)
----------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Expenses before expense reductions (f)                          0.77          0.81(a)
Expenses after expense reductions (f)                           0.77          0.81(a)
Net investment income                                           0.63          0.61(a)
Portfolio turnover                                                99            99
Net assets at end of period (000 Omitted)                        $57           $53
----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                YEARS ENDED 9/30
                                                 -----------------------------------------------------------------
                                                  2006        2005         2004              2003          2002(i)
Net asset value, beginning of period             $21.02      $17.80       $15.85            $13.32          $14.50
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                       $0.03       $0.02        $0.03             $0.08           $0.01
  Net realized and unrealized gain (loss)
  on investments and foreign currency              1.31        3.22         2.07              2.45           (1.19)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $1.34       $3.24        $2.10             $2.53          $(1.18)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
  From net investment income                        $--      $(0.02)      $(0.15)              $--             $--
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $22.36      $21.02       $17.80            $15.85          $13.32
------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                         6.37       18.24        13.31(b)(q)       18.99(j)        (8.14)(n)
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.27        1.31         1.27              1.31            1.33(a)
Expenses after expense reductions (f)              1.27        1.31         1.27              1.31            1.33(a)
Net investment income                              0.13        0.08         0.15              0.53            0.68(a)
Portfolio turnover                                   99          99          117               114              99
Net assets at end of period (000 Omitted)          $420        $279         $219              $107              $5
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                YEARS ENDED 9/30
                                                 -----------------------------------------------------------------
                                                  2006        2005         2004              2003          2002(i)
Net asset value, beginning of period             $19.64      $16.73       $14.91            $12.61          $13.74
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)               $(0.10)     $(0.11)      $(0.08)           $(0.02)          $0.00(w)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              1.23        3.02         1.95              2.32           (1.13)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $1.13       $2.91        $1.87             $2.30          $(1.13)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
  From net investment income                        $--         $--       $(0.05)              $--             $--
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $20.77      $19.64       $16.73            $14.91          $12.61
------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                         5.75       17.39        12.53(b)(q)       18.24(j)        (8.22)(n)
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.92        1.96         1.92              1.95            1.98(a)
Expenses after expense reductions (f)              1.92        1.96         1.92              1.95            1.98(a)
Net investment income (loss)                      (0.51)      (0.58)       (0.50)            (0.16)           0.03(a)
Portfolio turnover                                   99          99          117               114              99
Net assets at end of period (000 Omitted)          $136         $94          $93              $111             $79
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                YEARS ENDED 9/30
                                                 -----------------------------------------------------------------
                                                  2006        2005         2004              2003          2002(i)
Net asset value, beginning of period             $19.63      $16.72       $14.92            $12.62          $13.75
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)               $(0.11)     $(0.11)      $(0.08)           $(0.02)          $0.00(w)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              1.23        3.02         1.96              2.32           (1.13)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $1.12       $2.91        $1.88             $2.30          $(1.13)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
  From net investment income                        $--         $--       $(0.08)              $--             $--
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $20.75      $19.63       $16.72            $14.92          $12.62
------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                         5.71       17.40        12.60(b)(q)       18.23(j)        (8.22)(n)
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.92        1.96         1.92              1.96            1.98(a)
Expenses after expense reductions (f)              1.92        1.96         1.92              1.96            1.98(a)
Net investment income (loss)                      (0.52)      (0.58)       (0.48)            (0.11)           0.11(a)
Portfolio turnover                                   99          99          117               114              99
Net assets at end of period (000 Omitted)          $288        $190         $152               $90              $8
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Any redemption fees charged by the fund during the 2004 fiscal year resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share. Class A, Class B, Class C, Class I, Class R, Class R3, Class 529A, Class 529B and Class 529C total returns for the year ended September 30, 2004 would have been lower by 0.11%.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C), October 31, 2003 (Class R3), April
    1, 2005 (Classes R1, R2, R4, and R5), and May 1, 2006 (Class W) through the stated period end.
(j) The fund's net asset value and total return calculation include proceeeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Class A, Class B, Class C, Class I, Class R, Class 592A, Class 529B, and Class 529C total returns for the year ended September 30, 2003 would have been lower by approximately 0.53%, 0.55%, 0.56%, 0.52%, 0.49%, 0.52%, 0.56%, and 0.56%, respectively.
(n) Not annualized.
(q) The fund's net asset value and total return calculation include proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the ending net asset value per share, the Class A, Class B, Class C, Class I, Class R, Class R3, Class 529A, Class 529B, and Class 529C total returns for the year ended September 30, 2004 would have been lower by approximately 0.10%, 0.14%, 0.12%, 0.09%, 0.16%, 0.09%,
    0.13%, 0.10%, and 0.10%, respectively.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended September 30, 2006, the fund's custodian fees were reduced by $163,379 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended September 30, 2006, the fund's custodian expenses were reduced by $113,481 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                                                9/30/06         9/30/05
Ordinary income (including any short-term capital gains)      $5,232,624      $4,992,284

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 9/30/06

          Cost of investments                             $2,570,064,068
          --------------------------------------------------------------
          Gross appreciation                                $252,559,509
          Gross depreciation                                 (81,524,426)
          --------------------------------------------------------------
          Net unrealized appreciation (depreciation)        $171,035,083
          Undistributed ordinary income                        9,001,327
          Capital loss carryforwards                        (543,740,442)
          Other temporary differences                           (240,637)

As of September 30, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          9/30/11                                          $(543,740,442)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $78,613 and $408 for the year ended September 30, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE
Class A                             0.10%              0.25%              0.35%             0.35%          $5,403,122
Class B                             0.75%              0.25%              1.00%             1.00%           4,303,348
Class C                             0.75%              0.25%              1.00%             1.00%           1,908,177
Class W                             0.10%                 --              0.10%             0.10%                  40
Class R                             0.25%              0.25%              0.50%             0.50%              31,594
Class R1                            0.50%              0.25%              0.75%             0.75%              10,328
Class R2                            0.25%              0.25%              0.50%             0.50%               1,888
Class R3                            0.25%              0.25%              0.50%             0.50%               8,928
Class R4                               --              0.25%              0.25%             0.25%               3,421
Class 529A                          0.25%              0.25%              0.50%             0.35%               1,222
Class 529B                          0.75%              0.25%              1.00%             1.00%               1,151
Class 529C                          0.75%              0.25%              1.00%             1.00%               2,392
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                       $11,675,611

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended September
    30, 2006 based on each class' average daily net assets. Assets attributable to Class A shares sold prior to March
    1, 1991 are subject to a service fee of 0.15% annually. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2006, were as follows:

                                                     AMOUNT

              Class A                                $23,381
              Class B                               $457,405
              Class C                                 $8,328
              Class 529B                                 $56
              Class 529C                                 $--

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2006, were as follows:

                                                      AMOUNT

              Class 529A                                $872
              Class 529B                                 288
              Class 529C                                 598
              ----------------------------------------------
              Total Program Manager Fees              $1,758

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2006, the fee was $2,757,774, which equated to 0.0962% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended September 30, 2006, these costs amounted to $957,457. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From
July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended September 30, 2006 was equivalent to an annual effective rate of 0.0127% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                                             ANNUAL
                                                                          EFFECTIVE       TOTAL
                                                            FEE RATE        RATE(g)      AMOUNT
Class R1                                                       0.45%          0.35%      $6,197
Class R2                                                       0.40%          0.25%       1,510
Class R3                                                       0.25%          0.15%       4,464
Class R4                                                       0.15%          0.15%       2,053
Class R5                                                       0.10%          0.10%          55
-----------------------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                                  $14,279

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September
    30, 2008. For the year ended September 30, 2006, this waiver amounted to $3,729 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $13,899. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in an expense of $5,748. Both amounts are included in Independent trustees' compensation for the year ended September 30, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $233,678 at September 30, 2006, and is included in payable for independent trustees' compensation.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) Independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees' compensation is $74,962 of Deferred Trustees' Compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended September 30, 2006, the fee paid to Tarantino LLC was $18,147. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $16,017, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,822,341,496 and $3,189,585,611 respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:


                                                   YEAR ENDED                         YEAR ENDED
                                                   9/30/06(i)                         9/30/05(i)
                                            SHARES           AMOUNT            SHARES             AMOUNT
Shares sold
  Class A                                 10,877,688      $236,665,591       17,478,484        $348,225,262
  Class B                                  1,164,712        23,695,482        1,642,314          30,797,505
  Class C                                    376,548         7,688,658          438,523           8,193,280
  Class I                                  5,189,880       115,059,798        5,798,595         116,846,291
  Class W                                      4,394           100,000               --                  --
  Class R                                     43,034           928,381          347,742           6,860,897
  Class R1                                    68,248         1,375,763           41,352             811,315
  Class R2                                    21,737           435,605            2,680              50,000
  Class R3                                    99,626         2,141,392           59,580           1,188,680
  Class R4                                   179,848         3,948,400            2,516              50,000
  Class R5                                         4                75            2,516              50,000
  Class 529A                                   6,444           137,947            5,138              99,599
  Class 529B                                   3,107            62,165              968              17,894
  Class 529C                                   5,039           102,663            2,557              47,580
-----------------------------------------------------------------------------------------------------------
                                          18,040,309      $392,341,920       25,822,965        $513,238,303

Shares issued to shareholders
in reinvestment of distributions
  Class A                                     89,358        $1,936,387          113,705          $2,233,154
  Class I                                    136,063         2,998,800          121,405           2,424,457
  Class R                                        327             7,032              687              13,389
  Class R1                                       200             4,032               --                  --
  Class R2                                        99             2,001               --                  --
  Class R3                                        45               956               68               1,318
  Class R4                                         7               154               --                  --
  Class R5                                        11               232               --                  --
  Class 529A                                      --                --               18                 354
-----------------------------------------------------------------------------------------------------------
                                             226,110        $4,949,594          235,883          $4,672,672

SHARES OF BENEFICIAL INTEREST TABLE - CONTINUED

                                                   YEAR ENDED                         YEAR ENDED
                                                   9/30/06(i)                         9/30/05(i)
                                            SHARES           AMOUNT            SHARES             AMOUNT
Shares reacquired
  Class A                                (18,897,227)    $(411,413,016)     (22,030,296)      $(438,807,709)
  Class B                                (13,308,540)     (270,093,541)     (23,786,034)       (443,792,403)
  Class C                                 (2,775,308)      (56,474,690)      (3,347,440)        (62,654,817)
  Class I                                   (982,371)      (21,968,912)        (355,284)         (7,357,412)
  Class R                                   (126,110)       (2,713,237)        (137,216)         (2,747,403)
  Class R1                                   (18,298)         (367,594)          (2,245)            (43,978)
  Class R2                                    (4,959)         (101,244)              --                  --
  Class R3                                   (44,770)         (950,818)          (4,849)            (98,316)
  Class R4                                  (101,897)       (2,265,964)              --                  --
  Class R5                                        (4)              (79)              --                  --
  Class 529A                                    (973)          (20,837)          (4,139)            (83,257)
  Class 529B                                  (1,381)          (27,567)          (1,735)            (32,685)
  Class 529C                                    (805)          (16,574)          (1,973)            (37,009)
-----------------------------------------------------------------------------------------------------------
                                          (36,262,643)   $(766,414,073)     (49,671,211)      $(955,654,989)

Net change
  Class A                                 (7,930,181)    $(172,811,038)      (4,438,107)       $(88,349,293)
  Class B                                (12,143,828)     (246,398,059)     (22,143,720)       (412,994,898)
  Class C                                 (2,398,760)      (48,786,032)      (2,908,917)        (54,461,537)
  Class I                                  4,343,572        96,089,686        5,564,716         111,913,336
  Class W                                      4,394           100,000               --                  --
  Class R                                    (82,749)       (1,777,824)         211,213           4,126,883
  Class R1                                    50,150         1,012,201           39,107             767,337
  Class R2                                    16,877           336,362            2,680              50,000
  Class R3                                    54,901         1,191,530           54,799           1,091,682
  Class R4                                    77,958         1,682,590            2,516              50,000
  Class R5                                        11               228            2,516              50,000
  Class 529A                                   5,471           117,110            1,017              16,696
  Class 529B                                   1,726            34,598             (767)            (14,791)
  Class 529C                                   4,234            86,089              584              10,571
-----------------------------------------------------------------------------------------------------------
                                         (17,996,224)    $(369,122,559)     (23,612,363)      $(437,744,014)

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5), and May 1, 2006
    (Class W) through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund and the MFS Conservative Allocation Fund were the owners of record of approximately 11%, 8%, 4% and 4%, respectively, of the value of outstanding voting shares.

In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2006, the fund's commitment fee and interest expense were $14,198 and $5,893, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To The Trustees of MFS Series Trust V and the Shareholders of
MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the "Trust") as of
September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 21, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2006, are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                          PRINCIPAL OCCUPATIONS DURING
                                POSITION(S) HELD    TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                 WITH FUND           SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------             ----------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)            Trustee             February 2004      Massachusetts Financial Services
(born 10/20/63)                                                        Company, Chief Executive
                                                                       Officer, President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(k)              Trustee             February 2004      Massachusetts Financial Services
(born 8/08/46)                                                         Company, Chairman (since February
                                                                       2004); Secretary of Economic
                                                                       Affairs, The Commonwealth of
                                                                       Massachusetts (January 2002 to
                                                                       December 2002); Fidelity
                                                                       Investments, Vice Chairman (June
                                                                       2000 to December 2001); Fidelity
                                                                       Management & Research Company
                                                                       (investment adviser), President
                                                                       (March 1997 to July 2001); Bell
                                                                       Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Medtronic, Inc. (medical
                                                                       technology), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair   February 1992      Private investor; Eastern
(born 5/01/36)                  of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Robert E. Butler(n)             Trustee             January 2006       Consultant - regulatory and
(born 11/29/41)                                                        compliance matters (since July
                                                                       2002); PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (November 2000 until June
                                                                       2002)

Lawrence H. Cohn, M.D.          Trustee             August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                         Senior Cardiac Surgeon, Chief of
                                                                       Cardiac Surgery (until 2005);
                                                                       Harvard Medical School, Professor
                                                                       of Surgery; Brigham and Women's
                                                                       Hospital Physicians' Organization,
                                                                       Chair (2000 to 2004)

David H. Gunning                Trustee             January 2004       Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                         products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director

William R. Gutow                Trustee             December 1993      Private investor and real estate
(born 9/27/41)                                                         consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Michael Hegarty                 Trustee             December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                        services and insurance), Vice
                                                                       Chairman and Chief Operating
                                                                       Officer (until May 2001); The
                                                                       Equitable Life Assurance Society
                                                                       (insurance), President and Chief
                                                                       Operating Officer (until May 2001)

Lawrence T. Perera              Trustee             July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                         Partner

J. Dale Sherratt                Trustee             August 1993        Insight Resources, Inc.
(born 9/23/38)                                                         (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional    products),    Chief
                                                                       Executive Officer (until May 2001)

Laurie J. Thomsen               Trustee             March 2005         Private investor; Prism Venture
(born 8/05/57)                                                         Partners (venture capital), Co-
                                                                       founder and General Partner (until
                                                                       June 2004); St. Paul Travelers
                                                                       Companies (commercial property
                                                                       liability insurance), Director

Robert W. Uek                   Trustee             January 2006       Retired (since 1999);
(born 5/18/41)                                                         PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (until 1999); Consultant
                                                                       to investment company industry
                                                                       (since 2000); TT International
                                                                       Funds (mutual fund complex),
                                                                       Trustee (2000 until 2005);
                                                                       Hillview Investment Trust II Funds
                                                                       (mutual fund complex), Trustee
                                                                       (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)               President           November 2005      Massachusetts Financial Services
(born 12/01/58)                                                        Company, Executive Vice President
                                                                       and Chief Regulatory Officer
                                                                       (since March 2004); Fidelity
                                                                       Management & Research Company,
                                                                       Vice President (prior to March
                                                                       2004); Fidelity Group of Funds,
                                                                       President and Treasurer (prior to
                                                                       March 2004)

Tracy Atkinson(k)               Treasurer           September 2005     Massachusetts Financial Services
(born 12/30/64)                                                        Company, Senior Vice President
                                                                       (since September 2004);
                                                                       PricewaterhouseCoopers LLP,
                                                                       Partner (prior to September 2004)

Christopher R. Bohane(k)        Assistant Secretary July 2005          Massachusetts Financial Services
(born 1/18/74)                  and Assistant Clerk                    Company, Vice President and Senior
                                                                       Counsel (since April 2003);
                                                                       Kirkpatrick & Lockhart LLP (law
                                                                       firm), Associate (prior to April
                                                                       2003)

Ethan D. Corey(k)               Assistant Secretary July 2005          Massachusetts Financial Services
(born 11/21/63)                 and Assistant Clerk                    Company, Special Counsel (since
                                                                       December 2004); Dechert LLP (law
                                                                       firm), Counsel (prior to December
                                                                       2004)

David L. DiLorenzo(k)           Assistant Treasurer July 2005          Massachusetts Financial Services
(born 8/10/68)                                                         Company, Vice President (since
                                                                       June 2005); JP Morgan Investor
                                                                       Services, Vice President (prior to
                                                                       June 2005)

Timothy M. Fagan(k)             Assistant Secretary September 2005     Massachusetts Financial Services
(born 7/10/68)                  and Assistant Clerk                    Company, Vice President and Senior
                                                                       Counsel (since September 2005);
                                                                       John Hancock Advisers, LLC, Vice
                                                                       President and Chief Compliance
                                                                       Officer (September 2004 to August
                                                                       2005), Senior Attorney (prior to
                                                                       September 2004); John Hancock
                                                                       Group of Funds, Vice President and
                                                                       Chief Compliance Officer
                                                                       (September 2004 to December 2004)

Mark D. Fischer(k)              Assistant Treasurer July 2005          Massachusetts Financial Services
(born 10/27/70)                                                        Company, Vice President (since May
                                                                       2005); JP Morgan Investment
                                                                       Management Company, Vice President
                                                                       (prior to May 2005)

Brian E. Langenfeld(k)          Assistant Secretary June 2006          Massachusetts Financial Services
(born 3/07/73)                  and Assistant Clerk                    Company, Assistant Vice President
                                                                       and Counsel (since May 2006); John
                                                                       Hancock Advisers, LLC, Assistant
                                                                       Vice President and Counsel (May
                                                                       2005 to April 2006); John Hancock
                                                                       Advisers, LLC, Attorney and
                                                                       Assistant Secretary (prior to May
                                                                       2005)

Ellen Moynihan(k)               Assistant Treasurer April 1997         Massachusetts Financial Services
(born 11/13/57)                                                        Company, Senior Vice President

Susan S. Newton(k)              Assistant Secretary May 2005           Massachusetts Financial Services
(born 3/07/50)                  and Assistant Clerk                    Company, Senior Vice President and
                                                                       Associate General Counsel (since
                                                                       April 2005); John Hancock
                                                                       Advisers, LLC, Senior Vice
                                                                       President, Secretary and Chief
                                                                       Legal Officer (prior to April
                                                                       2005); John Hancock Group of
                                                                       Funds, Senior Vice President,
                                                                       Secretary and Chief Legal Officer
                                                                       (prior to April 2005)

Susan A. Pereira(k)             Assistant Secretary July 2005          Massachusetts Financial Services
(born 11/05/70)                 and Assistant Clerk                    Company, Vice President and Senior
                                                                       Counsel (since June 2004); Bingham
                                                                       McCutchen LLP (law firm),
                                                                       Associate (prior to June 2004)

Mark N. Polebaum(k)             Secretary and Clerk January 2006       Massachusetts Financial Services
(born 5/01/52)                                                         Company, Executive Vice President,
                                                                       General Counsel and Secretary
                                                                       (since January 2006); Wilmer
                                                                       Cutler Pickering Hale and Dorr LLP
                                                                       (law firm), Partner (prior to
                                                                       January 2006)

Frank L. Tarantino              Independent Chief   June 2004          Tarantino LLC (provider of
(born 3/07/44)                  Compliance Officer                     compliance services), Principal
                                                                       (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (prior to
                                                                       March 2003)

James O. Yost(k)                Assistant Treasurer September 1990     Massachusetts Financial Services
(born 6/12/60)                                                         Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid
    Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        JPMorgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA
02116-3741                                              INDEPENDENT REGISTERED PUBLIC
                                                        ACCOUNTING FIRM
PORTFOLIO MANAGER                                       Deloitte & Touche LLP
Katrina A. Mead                                         200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund's effective advisory fee rate was lower than the Lipper expense group median noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

    ---------------------------------------------------------------
    Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

    SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

    If you own your MFS fund shares through a financial
    institution or a retirement plan, MFS TALK, MFS Access, and
    eDelivery may not be available to you.
    ---------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED
MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) TOTAL RETURN FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              6
------------------------------------------------------------------
EXPENSE TABLE                                                    9
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        11
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             30
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         33
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             35
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            37
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   48
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         61
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           62
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   68
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           72
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  72
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         72
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           73
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        9/30/06
                                                                        MTR-ANN

[Photo of Robert J. Manning]

LETTER FROM THE CEO

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    November 15, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE(i)

              Common Stocks                              59.7%
              Bonds                                      39.5%
              Cash & Other Net Assets                     0.8%

              TOP TEN HOLDINGS (i)

              Fannie Mae 30 year, 5.5%                    4.0%
              ------------------------------------------------
              U.S. Treasury Notes, 5.625%, 2008           2.4%
              ------------------------------------------------
              Bank of America Corp.                       2.4%
              ------------------------------------------------
              Altria Group, Inc.                          1.6%
              ------------------------------------------------
              Exxon Mobil Corp.                           1.6%
              ------------------------------------------------
              U.S. Treasury Notes, 4.75%, 2008            1.4%
              ------------------------------------------------
              Wyeth                                       1.3%
              ------------------------------------------------
              JPMorgan Chase & Co.                        1.3%
              ------------------------------------------------
              Fannie Mae 30 year, 6.0%                    1.3%
              ------------------------------------------------
              Johnson & Johnson                           1.2%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         18.6%
              ------------------------------------------------
              Utilities & Communications                  6.3%
              ------------------------------------------------
              Energy                                      6.1%
              ------------------------------------------------
              Health Care                                 5.6%
              ------------------------------------------------
              Industrial Goods & Services                 5.3%
              ------------------------------------------------
              Consumer Staples                            4.4%
              ------------------------------------------------
              Technology                                  3.4%
              ------------------------------------------------
              Basic Materials                             3.1%
              ------------------------------------------------
              Retailing                                   2.5%
              ------------------------------------------------
              Leisure                                     2.0%
              ------------------------------------------------
              Autos & Housing                             1.5%
              ------------------------------------------------
              Transportation                              0.7%
              ------------------------------------------------
              Special Products & Services                 0.2%
              ------------------------------------------------

              FIXED INCOME SECTORS (i)

              Mortgage-Backed Securities                 14.3%
              ------------------------------------------------
              U.S. Treasury Securities                    9.8%
              ------------------------------------------------
              High Grade Corporates                       9.2%
              ------------------------------------------------
              Commercial Mortgage-Backed
              Securities                                  2.7%
              ------------------------------------------------
              U.S. Government Agencies                    2.2%
              ------------------------------------------------
              Asset-Backed Securities                     0.6%
              ------------------------------------------------
              Emerging Market Debt                        0.4%
              ------------------------------------------------
              Non-U.S. Government Bonds                   0.2%
              ------------------------------------------------
              High Yield Corporates                       0.1%
              ------------------------------------------------

(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 9/30/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended September 30, 2006, Class A shares of the MFS Total Return Fund provided a total return of 7.10%, at net asset value. In comparison, the fund's benchmarks, the Standard & Poor's 500 Stock Index (S&P
500) and the Lehman Brothers U.S. Aggregate Bond Index returned 10.79% and 3.67%, respectively.

DETRACTORS FROM PERFORMANCE

Within the equity portion of the fund, stock selection in the utilities and communications, basic materials, and energy sectors detracted from performance relative to the S&P 500 Index. In utilities and communications, global communications company Sprint Nextel and power producer and marketer Calpine(g) held back relative results. Sprint's stock fell on weaker than expected wireless subscriber numbers. Not owning strong-performing telecommunications company BellSouth also hurt relative returns.

In the basic materials sector, our holdings in package manufacturer Owens-Illinois(c) and newsprint maker Bowater(c) detracted from relative results. We believe Owens' weak executions on operational strategies, which caused them to continue to miss their quarterly earnings, impacted the stock's performance. Rising energy costs have also weakened their profit margins. In our opinion, the current strong Canadian dollar trend and shrinking demand for newsprint held back Bowater's stock price.

Oil and gas producer Devon Energy was a detractor in the energy sector. Devon's shares fell earlier in the year after the company lowered its production guidance for the first quarter and full year of 2006. In addition, we believe there were concerns that the company paid too big of a premium when it acquired a private oil and gas producer.

Securities in other sectors that hindered relative returns included global telecommunications equipment company Nortel Networks(c), network security software company Symantec, health services provider Tenet Healthcare, and home improvement products maker Masco.

Within the fixed income portion of the fund, our holdings in government agencies and in the industrial sector held back performance relative to the Lehman Brothers U.S. Aggregate Bond Index.

CONTRIBUTORS TO PERFORMANCE

Within the equity portion of the fund, a combination of stock selection and an overweighted position in the financial services sector boosted performance relative to the S&P 500. Positive performers in this sector included financial services firms Bank of America, PNC Financial Services Group, Mellon Financial, and JPMorgan Chase. The performance of Bank of America was driven by a very successful second quarter which we believe was attributable to expense cutting and high fee revenues. Mellon also had a solid second quarter with very strong revenue trends in its investment management business.

Security selection and, to a lesser extent, our underweighted position in the healthcare sector benefited relative returns. Our holdings in pharmaceutical company Merck and our underweighted position in biotech firm Amgen were top contributors in this sector. Merck rebounded after struggling with the recall of its pain medication Vioxx. Shares of Merck also benefited from the company's cost cutting efforts, an improving pipeline, and solid growth in several key products including Singulair (asthma and allergies), Fosamax (osteoporosis), and its joint venture cholesterol drugs Zetia and Vytorin.

Although stock selection in the retailing sector had a positive impact on relative performance, no individual stocks within the sector were among the fund's top contributors for the period.

Stocks in other sectors that contributed to relative results included our positioning in defense contractor Lockheed Martin, agricultural equipment manufacturer Deere, and our underweighting in poor-performing semiconductor company Intel. Not owning wireless communications software company QUALCOMM also aided relative returns.

During the reporting period, currency exposure in the equity portion of the fund was a contributor to relative performance. All of MFS' equity investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, duration(d) positioning boosted results relative to the Lehman Brothers U.S. Aggregate Bond Index as the fund was less sensitive to adverse interest rate changes than its benchmark. During the reporting period, the fund generated a higher level of income than the benchmark. Our holdings in the mortgage and financial sectors also added value over the period.

Respectfully,

Brooks A. Taylor
on behalf of the MFS Total Return management team

Note to Shareholders: Effective May 2006, Nevin P. Chitkara became a member of the portfolio management team and effective June 2006, Jonathan W. Sage replaced Constantinos G. Mokas.

(c) Security is not a benchmark constituent.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 MFS            Lehman Brothers    Standard & Poor's
             Total Return       U.S. Aggregate        500 Stock
            Fund - Class A       Bond Index             Index
----------------------------------------------------------------------
9/96           $ 9,425             $10,000             $10,000
9/97            11,806              10,974              14,045
9/98            12,630              12,236              15,315
9/99            13,522              12,190              19,573
9/00            15,558              13,042              22,174
9/01            15,543              14,731              16,271
9/02            14,803              15,999              12,938
9/03            16,831              16,863              16,094
9/04            18,832              17,485              18,326
9/05            20,663              17,974              20,572
9/06            22,131              18,633              22,792

TOTAL RETURNS THROUGH 9/30/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date      1-yr       5-yr       10-yr
--------------------------------------------------------------------------
        A                10/06/70              7.10%      7.32%      8.91%
--------------------------------------------------------------------------
        B                 8/23/93              6.50%      6.64%      8.22%
--------------------------------------------------------------------------
        C                 8/01/94              6.48%      6.63%      8.21%
--------------------------------------------------------------------------
        I                 1/02/97              7.54%      7.71%      9.29%
--------------------------------------------------------------------------
        R                12/31/02              7.00%      7.23%      8.86%
--------------------------------------------------------------------------
       R1                 4/01/05              6.43%      6.60%      8.20%
--------------------------------------------------------------------------
       R2                 4/01/05              6.81%      6.70%      8.25%
--------------------------------------------------------------------------
       R3                10/31/03              6.90%      6.86%      8.33%
--------------------------------------------------------------------------
       R4                 4/01/05              7.17%      7.33%      8.92%
--------------------------------------------------------------------------
       R5                 4/01/05              7.43%      7.42%      8.96%
--------------------------------------------------------------------------
      529A                7/31/02              6.97%      7.09%      8.79%
--------------------------------------------------------------------------
      529B                7/31/02              6.21%      6.43%      8.11%
--------------------------------------------------------------------------
      529C                7/31/02              6.18%      6.42%      8.10%
--------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks
--------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index (f)                                      3.67%      4.81%      6.42%
--------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (f)         10.79%      6.97%      8.59%
--------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
--------------------------------------------------------------------------
        A                                      0.94%      6.06%      8.27%
With Initial Sales Charge (5.75%)
--------------------------------------------------------------------------
        B                                      2.51%      6.33%      8.22%
With CDSC (Declining over six years
from 4% to 0%) (x)
--------------------------------------------------------------------------
        C                                      5.48%      6.63%      8.21%
With CDSC (1% for 12 months) (x)
--------------------------------------------------------------------------
      529A                                     0.82%      5.83%      8.15%
With Initial Sales Charge (5.75%)
--------------------------------------------------------------------------
      529B                                     2.22%      6.12%      8.11%
With CDSC (Declining over six years
from 4% to 0%) (x)
--------------------------------------------------------------------------
      529C                                     5.19%      6.42%      8.10%
With CDSC (1% for 12 months) (x)
--------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S.
equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Classes I, R, R4, R5 and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Classes R1, R2, R3 and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2006 through September 30, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    4/01/06-
Class                       Ratio      4/01/06        9/30/06         9/30/06
--------------------------------------------------------------------------------
          Actual            0.88%     $1,000.00      $1,038.70         $4.50
     A    ----------------------------------------------------------------------
          Hypothetical (h)  0.88%     $1,000.00      $1,020.66         $4.46
--------------------------------------------------------------------------------
          Actual            1.53%     $1,000.00      $1,035.50         $7.81
     B    ----------------------------------------------------------------------
          Hypothetical (h)  1.53%     $1,000.00      $1,017.40         $7.74
--------------------------------------------------------------------------------
          Actual            1.53%     $1,000.00      $1,035.40         $7.81
     C    ----------------------------------------------------------------------
          Hypothetical (h)  1.53%     $1,000.00      $1,017.40         $7.74
--------------------------------------------------------------------------------
          Actual            0.53%     $1,000.00      $1,040.90         $2.71
     I    ----------------------------------------------------------------------
          Hypothetical (h)  0.53%     $1,000.00      $1,022.41         $2.69
--------------------------------------------------------------------------------
          Actual            1.03%     $1,000.00      $1,038.30         $5.26
     R    ----------------------------------------------------------------------
          Hypothetical (h)  1.03%     $1,000.00      $1,019.90         $5.22
--------------------------------------------------------------------------------
          Actual            1.63%     $1,000.00      $1,035.20         $8.32
    R1    ----------------------------------------------------------------------
          Hypothetical (h)  1.63%     $1,000.00      $1,016.90         $8.24
--------------------------------------------------------------------------------
          Actual            1.28%     $1,000.00      $1,037.00         $6.54
    R2    ----------------------------------------------------------------------
          Hypothetical (h)  1.28%     $1,000.00      $1,018.65         $6.48
--------------------------------------------------------------------------------
          Actual            1.18%     $1,000.00      $1,037.50         $6.03
    R3    ----------------------------------------------------------------------
          Hypothetical (h)  1.18%     $1,000.00      $1,019.15         $5.97
--------------------------------------------------------------------------------
          Actual            0.94%     $1,000.00      $1,038.80         $4.80
    R4    ----------------------------------------------------------------------
          Hypothetical (h)  0.94%     $1,000.00      $1,020.36         $4.76
--------------------------------------------------------------------------------
          Actual            0.63%     $1,000.00      $1,039.70         $3.22
    R5    ----------------------------------------------------------------------
          Hypothetical (h)  0.63%     $1,000.00      $1,021.91         $3.19
--------------------------------------------------------------------------------
          Actual            1.13%     $1,000.00      $1,037.80         $5.77
   529A   ----------------------------------------------------------------------
          Hypothetical (h)  1.13%     $1,000.00      $1,019.40         $5.72
--------------------------------------------------------------------------------
          Actual            1.78%     $1,000.00      $1,033.80         $9.08
   529B   ----------------------------------------------------------------------
          Hypothetical (h)  1.78%     $1,000.00      $1,016.14         $9.00
--------------------------------------------------------------------------------
          Actual            1.78%     $1,000.00      $1,033.70         $9.07
   529C   ----------------------------------------------------------------------
          Hypothetical (h)  1.78%     $1,000.00      $1,016.14         $9.00
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
9/30/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES/PAR               VALUE ($)
-------------------------------------------------------------------------------------------------------
Aerospace - 2.1%
------------------------------------------------------------------------------------------------------
Lockheed Martin Corp. (l)                                              1,384,260       $   119,129,416
Northrop Grumman Corp.                                                   736,090            50,105,646
United Technologies Corp.                                              1,090,220            69,065,437
                                                                                       ---------------
                                                                                       $   238,300,499
------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.5%
------------------------------------------------------------------------------------------------------
Diageo PLC                                                             2,405,182       $    42,473,146
Molson Coors Brewing Co.                                                 136,280             9,389,692
                                                                                       ---------------
                                                                                       $    51,862,838
------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.4%
------------------------------------------------------------------------------------------------------
Hanesbrands, Inc. (a)                                                     77,837       $     1,752,111
NIKE, Inc., "B"                                                          495,720            43,434,986
                                                                                       ---------------
                                                                                       $    45,187,097
------------------------------------------------------------------------------------------------------
Automotive - 0.2%
------------------------------------------------------------------------------------------------------
Johnson Controls, Inc.                                                   374,400       $    26,859,456
------------------------------------------------------------------------------------------------------
Biotechnology - 0.4%
------------------------------------------------------------------------------------------------------
Amgen, Inc. (a)                                                          647,650       $    46,326,404
Millipore Corp. (a)                                                       61,300             3,757,690
                                                                                       ---------------
                                                                                       $    50,084,094
------------------------------------------------------------------------------------------------------
Broadcasting - 0.9%
------------------------------------------------------------------------------------------------------
CBS Corp., "B"                                                         1,317,553       $    37,115,468
E. W. Scripps Co., "A"                                                   237,022            11,360,464
Time Warner, Inc.                                                        634,700            11,570,581
Viacom, Inc., "B" (a)                                                    816,211            30,346,725
Walt Disney Co.                                                          284,460             8,792,659
WPP Group PLC                                                            464,500             5,755,304
                                                                                       ---------------
                                                                                       $   104,941,201
------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.4%
------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                                 363,970       $    38,489,827
Goldman Sachs Group, Inc.                                                441,300            74,654,721
KKR Private Equity Investments LP, IEU (a)                               474,330            10,079,512
Lehman Brothers Holdings, Inc.                                           740,850            54,719,181
Mellon Financial Corp.                                                 3,347,740           130,896,634
Merrill Lynch & Co., Inc.                                                385,067            30,119,941
Morgan Stanley                                                           493,300            35,966,503
Waddell & Reed Financial, Inc., "A" (l)                                  278,790             6,900,053
                                                                                       ---------------
                                                                                       $   381,826,372
------------------------------------------------------------------------------------------------------
Business Services - 0.2%
------------------------------------------------------------------------------------------------------
Accenture Ltd., "A"                                                      855,330       $    27,122,514
Alliance Data Systems Corp. (a)                                           16,300               899,597
                                                                                       ---------------
                                                                                       $    28,022,111
------------------------------------------------------------------------------------------------------
Chemicals - 1.4%
------------------------------------------------------------------------------------------------------
3M Co.                                                                   358,640       $    26,689,989
Dow Chemical Co.                                                         411,740            16,049,625
Nalco Holding Co. (a)                                                  1,752,020            32,447,410
PPG Industries, Inc.                                                     744,510            49,941,731
Rohm & Haas Co. (l)                                                      145,980             6,912,153
Syngenta AG                                                              160,370            24,185,984
                                                                                       ---------------
                                                                                       $   156,226,892
------------------------------------------------------------------------------------------------------
Computer Software - 1.4%
------------------------------------------------------------------------------------------------------
Compuware Corp. (a)                                                    6,473,499       $    50,428,557
FileNet Corp. (a)                                                         59,500             2,072,385
McAfee, Inc. (a)                                                         360,140             8,809,024
Oracle Corp. (a)                                                       2,099,390            37,243,179
Symantec Corp. (a)                                                     3,076,690            65,471,963
                                                                                       ---------------
                                                                                       $   164,025,108
------------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.3%
------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                    1,011,870       $    37,125,510
------------------------------------------------------------------------------------------------------
Construction - 1.2%
------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.                                                        348,500       $     8,346,575
Masco Corp. (l)                                                        3,897,030           106,856,563
Pulte Homes, Inc. (l)                                                    174,120             5,547,463
Sherwin-Williams Co.                                                     299,060            16,681,567
                                                                                       ---------------
                                                                                       $   137,432,168
------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.5%
------------------------------------------------------------------------------------------------------
Alberto-Culver Co.                                                       279,500       $    14,139,905
Brink's Co. (l)                                                          152,030             8,066,712
Estee Lauder Cos., Inc., "A"                                             810,500            32,687,465
Scotts Miracle-Gro Co. (l)                                               168,120             7,479,659
                                                                                       ---------------
                                                                                       $    62,373,741
------------------------------------------------------------------------------------------------------
Containers - 0.6%
------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc. (a)                                               3,833,780       $    59,116,888
Smurfit-Stone Container Corp. (a)                                        729,650             8,172,080
Temple-Inland, Inc.                                                       88,700             3,556,870
                                                                                       ---------------
                                                                                       $    70,845,838
------------------------------------------------------------------------------------------------------
Electrical Equipment - 2.3%
------------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"                                              158,770       $    13,530,379
General Electric Co.                                                   2,462,250            86,917,425
Rockwell Automation, Inc.                                                418,860            24,335,766
Tyco International Ltd.                                                3,777,100           105,721,029
W.W. Grainger, Inc.                                                      524,820            35,173,436
                                                                                       ---------------
                                                                                       $   265,678,035
------------------------------------------------------------------------------------------------------
Electronics - 0.6%
------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                     224,300       $     6,592,177
Applied Materials, Inc.                                                  287,400             5,095,602
Cree, Inc. (a)(l)                                                        122,660             2,466,693
Intel Corp.                                                            2,199,730            45,248,446
SanDisk Corp. (a)                                                         76,640             4,103,306
                                                                                       ---------------
                                                                                       $    63,506,224
------------------------------------------------------------------------------------------------------
Energy - Independent - 1.6%
------------------------------------------------------------------------------------------------------
Apache Corp.                                                           1,200,070       $    75,844,424
Devon Energy Corp.                                                     1,388,830            87,704,614
EOG Resources, Inc.                                                      221,530            14,410,526
Newfield Exploration Co. (a)(l)                                          139,360             5,370,934
Noble Energy, Inc.                                                        18,720               853,445
                                                                                       ---------------
                                                                                       $   184,183,943
------------------------------------------------------------------------------------------------------
Energy - Integrated - 3.8%
------------------------------------------------------------------------------------------------------
BP PLC, ADR                                                              266,560       $    17,481,005
Chevron Corp.                                                            671,725            43,568,083
ConocoPhillips                                                           677,370            40,323,836
Exxon Mobil Corp.                                                      2,739,918           183,848,498
Hess Corp. (l)                                                         1,817,450            75,278,779
TOTAL S.A., ADR                                                        1,178,330            77,699,080
                                                                                       ---------------
                                                                                       $   438,199,281
------------------------------------------------------------------------------------------------------
Food & Beverages - 1.7%
------------------------------------------------------------------------------------------------------
Coca-Cola Co.                                                            596,750       $    26,662,790
General Mills, Inc.                                                      124,800             7,063,680
Kellogg Co.                                                              974,500            48,257,240
Nestle S.A                                                               116,710            40,690,544
Pepsi Bottling Group, Inc.                                               252,850             8,976,175
PepsiCo, Inc.                                                            504,640            32,932,806
Sara Lee Corp.                                                           622,700            10,006,789
Tyson Foods, Inc., "A"                                                   934,100            14,833,508
                                                                                       ---------------
                                                                                       $   189,423,532
------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.2%
------------------------------------------------------------------------------------------------------
Kroger Co.                                                               777,600       $    17,993,664
------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.6%
------------------------------------------------------------------------------------------------------
Bowater, Inc. (l)                                                      1,576,870       $    32,436,216
International Paper Co.                                                  331,320            11,473,612
MeadWestvaco Corp. (l)                                                   721,090            19,116,096
                                                                                       ---------------
                                                                                       $    63,025,924
------------------------------------------------------------------------------------------------------
Furniture & Appliances - 0.1%
------------------------------------------------------------------------------------------------------
Tempur-Pedic International, Inc. (a)(l)                                  136,560       $     2,344,735
Tupperware Brands Corp. (l)                                              370,340             7,206,816
                                                                                       ---------------
                                                                                       $     9,551,551
------------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.1%
------------------------------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                                              15,700       $     1,042,951
MGM Mirage (a)                                                           117,800             4,651,922
                                                                                       ---------------
                                                                                       $     5,694,873
------------------------------------------------------------------------------------------------------
General Merchandise - 1.2%
------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                                      1,428,850       $    61,740,608
Saks, Inc. (l)                                                         2,486,600            42,968,448
Wal-Mart Stores, Inc.                                                    622,900            30,721,428
                                                                                       ---------------
                                                                                       $   135,430,484
------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 0.5%
------------------------------------------------------------------------------------------------------
AMERIGROUP Corp. (a)                                                      50,250       $     1,484,887
CIGNA Corp.                                                              168,310            19,577,819
Health Net, Inc. (a)                                                     114,940             5,002,189
WellPoint, Inc. (a)                                                      469,420            36,168,811
                                                                                       ---------------
                                                                                       $    62,233,706
------------------------------------------------------------------------------------------------------
Insurance - 5.0%
------------------------------------------------------------------------------------------------------
Ace Ltd. (l)                                                             467,280       $    25,574,234
AFLAC, Inc.                                                              661,890            30,288,086
Allstate Corp.                                                         2,015,810           126,451,761
Chubb Corp.                                                              281,510            14,627,260
Conseco, Inc. (a)(l)                                                   2,084,250            43,748,407
Endurance Specialty Holdings Ltd. (l)                                    262,180             9,244,467
Fidelity National Title Group, Inc. (l)                                  403,000             8,446,880
First American Corp. (l)                                                 214,160             9,067,534
Genworth Financial, Inc., "A"                                          2,833,820            99,212,038
Hartford Financial Services Group, Inc.                                  684,645            59,392,954
MetLife, Inc.                                                          1,167,080            66,150,094
MGIC Investment Corp.                                                     50,080             3,003,298
PartnerRe Ltd. (l)                                                       126,710             8,561,795
Protective Life Corp.                                                     10,430               477,173
Safeco Corp. (l)                                                         343,510            20,243,044
St. Paul Travelers Cos., Inc.                                            879,900            41,258,511
Zenith National Insurance Corp.                                           68,520             2,733,263
                                                                                       ---------------
                                                                                       $   568,480,799
------------------------------------------------------------------------------------------------------
Internet - 0.1%
------------------------------------------------------------------------------------------------------
RealNetworks, Inc. (a)(l)                                                849,080       $     9,008,739
------------------------------------------------------------------------------------------------------
Leisure & Toys - 0.3%
------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                             614,620       $    13,982,605
Mattel, Inc. (l)                                                       1,294,990            25,511,303
                                                                                       ---------------
                                                                                       $    39,493,908
------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.9%
------------------------------------------------------------------------------------------------------
Cummins, Inc.                                                             72,180       $     8,606,021
Deere & Co. (l)                                                          941,340            78,987,839
Eaton Corp.                                                              103,080             7,097,058
Finning International, Inc.                                               77,280             2,586,255
Finning International, Inc. (n)                                           27,520               920,985
Illinois Tool Works, Inc.                                                 98,140             4,406,486
Timken Co.                                                                44,040             1,311,511
                                                                                       ---------------
                                                                                       $   103,916,155
------------------------------------------------------------------------------------------------------
Major Banks - 6.0%
------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                  5,025,098       $   269,194,500
Bank of New York Co., Inc.                                             1,973,210            69,575,385
JPMorgan Chase & Co.                                                   3,093,632           145,276,959
PNC Financial Services Group, Inc.                                     1,429,168           103,528,930
SunTrust Banks, Inc.                                                   1,055,770            81,589,906
Wells Fargo & Co.                                                        244,580             8,848,904
                                                                                       ---------------
                                                                                       $   678,014,584
------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.3%
------------------------------------------------------------------------------------------------------
IMS Health, Inc. (l)                                                     145,400       $     3,873,456
McKesson Corp.                                                           103,840             5,474,445
Tenet Healthcare Corp. (a)(l)                                          2,635,190            21,450,447
                                                                                       ---------------
                                                                                       $    30,798,348
------------------------------------------------------------------------------------------------------
Medical Equipment - 0.4%
------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (a)(l)                                      55,800       $     2,206,890
Boston Scientific Corp. (a)                                              700,800            10,364,832
Cooper Cos., Inc.                                                         47,770             2,555,695
Pall Corp.                                                             1,034,700            31,879,107
                                                                                       ---------------
                                                                                       $    47,006,524
------------------------------------------------------------------------------------------------------
Metals & Mining - 0.1%
------------------------------------------------------------------------------------------------------
BHP Billiton PLC                                                         878,650       $    15,162,521
------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.1%
------------------------------------------------------------------------------------------------------
Questar Corp. (l)                                                         82,900       $     6,778,733
------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.4%
------------------------------------------------------------------------------------------------------
Williams Cos., Inc.                                                    2,089,150       $    49,868,011
------------------------------------------------------------------------------------------------------
Network & Telecom - 1.0%
------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                                2,190,040       $    50,370,920
InterDigital Communications Corp. (a)                                     58,880             2,007,808
Nortel Networks Corp. (a)                                             28,900,220            66,470,506
                                                                                       ---------------
                                                                                       $   118,849,234
------------------------------------------------------------------------------------------------------
Oil Services - 0.7%
------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp. (l)                                                  946,070       $    47,294,039
Noble Corp.                                                              498,820            32,014,268
                                                                                       ---------------
                                                                                       $    79,308,307
------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 3.7%
------------------------------------------------------------------------------------------------------
American Express Co.                                                     751,840       $    42,163,187
BankUnited Financial Corp., "A" (l)                                      121,940             3,178,976
Capital One Financial Corp. (l)                                          479,220            37,695,445
Citigroup, Inc.                                                        2,698,723           134,045,571
Compass Bancshares, Inc.                                                 121,910             6,946,432
Countrywide Financial Corp.                                              863,140            30,244,426
Fannie Mae                                                               987,120            55,189,879
First Horizon National Corp. (l)                                          53,500             2,033,535
Freddie Mac                                                              160,870            10,670,507
Investors Financial Services Corp. (l)                                   109,660             4,724,153
Mercantile Bankshares Corp. (l)                                          104,580             3,793,117
New York Community Bancorp, Inc. (l)                                   1,088,980            17,837,492
Northern Trust Corp.                                                      57,400             3,353,882
TCF Financial Corp. (l)                                                  191,660             5,038,741
UBS AG                                                                   507,416            30,350,419
UBS AG                                                                   371,500            22,033,665
Zions Bancorporation                                                      87,080             6,949,855
                                                                                       ---------------
                                                                                       $   416,249,282
------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.0%
------------------------------------------------------------------------------------------------------
Western Digital Corp. (a)                                                123,100       $     2,228,110
------------------------------------------------------------------------------------------------------
Pharmaceuticals - 4.0%
------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                      270,280       $    13,124,797
Alpharma, Inc.                                                            30,810               720,646
Eli Lilly & Co.                                                          985,320            56,163,240
Johnson & Johnson                                                      2,090,260           135,741,484
Merck & Co., Inc.                                                      2,275,700            95,351,830
Warner Chilcott Ltd., "A" (a)                                            328,100             4,363,730
Wyeth                                                                  2,898,010           147,334,828
                                                                                       ---------------
                                                                                       $   452,800,555
------------------------------------------------------------------------------------------------------
Precious Metals & Minerals - 0.0%
------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., "B"                                 41,230       $     2,195,910
------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.7%
------------------------------------------------------------------------------------------------------
Lee Enterprises, Inc. (l)                                                 72,270       $     1,824,095
New York Times Co., "A" (l)                                            3,059,800            70,314,204
Washington Post Co., "B" (l)                                               6,270             4,620,990
                                                                                       ---------------
                                                                                       $    76,759,289
------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.7%
------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                       535,120       $    39,299,213
Norfolk Southern Corp.                                                   890,190            39,212,869
                                                                                       ---------------
                                                                                       $    78,512,082
------------------------------------------------------------------------------------------------------
Real Estate - 0.5%
------------------------------------------------------------------------------------------------------
CapitalSource, Inc., REIT                                                 80,040       $     2,066,633
CBL & Associates Properties, Inc., REIT (l)                              209,090             8,762,962
DiamondRock Hospitality Co., REIT                                        243,960             4,052,176
Equity Office Properties Trust, REIT (l)                                 329,530            13,102,113
Equity Residential, REIT (l)                                             268,230            13,567,073
Host Hotels & Resorts, Inc., REIT (l)                                    418,050             9,585,886
Mills Corp., REIT (l)                                                     35,440               592,202
                                                                                       ---------------
                                                                                       $    51,729,045
------------------------------------------------------------------------------------------------------
Restaurants - 0.0%
------------------------------------------------------------------------------------------------------
Jack in the Box, Inc. (a)                                                 29,740       $     1,551,833
YUM! Brands, Inc.                                                         63,220             3,290,601
                                                                                       ---------------
                                                                                       $     4,842,434
------------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.4%
------------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                           453,600       $    30,105,432
Praxair, Inc.                                                            242,690            14,357,540
                                                                                       ---------------
                                                                                       $    44,462,972
------------------------------------------------------------------------------------------------------
Specialty Stores - 0.7%
------------------------------------------------------------------------------------------------------
Aeropostale, Inc. (a)                                                    223,580       $     6,535,243
Home Depot, Inc.                                                         721,970            26,185,852
OfficeMax, Inc. (l)                                                      815,440            33,221,026
PetSmart, Inc. (l)                                                       292,690             8,122,148
                                                                                       ---------------
                                                                                       $    74,064,269
------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.2%
------------------------------------------------------------------------------------------------------
Vodafone Group PLC                                                     8,565,703       $    19,599,115
------------------------------------------------------------------------------------------------------
Telephone Services - 2.2%
------------------------------------------------------------------------------------------------------
AT&T, Inc.                                                             1,412,788       $    46,000,377
Embarq Corp.                                                             785,722            38,005,373
Qwest Communications International, Inc. (a)                             408,190             3,559,417
Sprint Nextel Corp.                                                    2,683,030            46,013,965
TELUS Corp.                                                              511,360            28,773,578
Verizon Communications, Inc.                                           2,515,980            93,418,337
                                                                                       ---------------
                                                                                       $   255,771,047
------------------------------------------------------------------------------------------------------
Tobacco - 1.7%
------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                     2,409,640       $   184,457,942
Loews Corp.                                                                9,380               519,558
Reynolds American, Inc. (l)                                              123,560             7,657,013
                                                                                       ---------------
                                                                                       $   192,634,513
------------------------------------------------------------------------------------------------------
Trucking - 0.0%
------------------------------------------------------------------------------------------------------
Con-way, Inc. (l)                                                         37,530       $     1,682,095
------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 3.4%
------------------------------------------------------------------------------------------------------
American Electric Power Co., Inc.                                        353,470       $    12,855,704
CMS Energy Corp. (a)(l)                                                  417,930             6,034,909
Constellation Energy Group, Inc.                                          69,650             4,123,280
Dominion Resources, Inc. (l)                                             943,110            72,138,484
Edison International                                                     463,110            19,283,900
Entergy Corp.                                                            112,120             8,771,148
Exelon Corp.                                                             402,670            24,377,642
FirstEnergy Corp.                                                        356,590            19,919,117
FPL Group, Inc. (l)                                                    2,932,400           131,958,000
Northeast Utilities                                                      250,880             5,837,978
NRG Energy, Inc. (a)(l)                                                  620,480            28,107,744
Pepco Holdings, Inc.                                                     408,730             9,879,004
PG&E Corp.                                                               313,560            13,059,774
PPL Corp. (l)                                                            253,470             8,339,163
Public Service Enterprise Group, Inc.                                     78,900             4,827,891
TXU Corp.                                                                217,540            13,600,601
Xcel Energy, Inc. (l)                                                    150,690             3,111,749
                                                                                       ---------------
                                                                                       $   386,226,088
------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $5,535,294,811)                                  $ 6,796,476,811
------------------------------------------------------------------------------------------------------

Bonds - 39.2%
------------------------------------------------------------------------------------------------------
Aerospace - 0.1%
------------------------------------------------------------------------------------------------------
Boeing Capital Corp., 6.5%, 2012                                    $ 14,971,000       $    15,875,099
------------------------------------------------------------------------------------------------------
Agency - Other - 0.0%
------------------------------------------------------------------------------------------------------
Financing Corp., 9.65%, 2018                                        $  2,850,000       $     4,007,627
------------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 3.4%
------------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust, 2.18%, 2008               $    346,450       $       346,258
Banc of America Commercial Mortgage, Inc., FRN,
4.857%, 2043                                                          12,050,000            11,652,204
Banc of America Commercial Mortgage, Inc., FRN,
5.1815%, 2047                                                          5,480,549             5,434,435
Banc of America Commercial Mortgage, Inc., FRN,
5.1815%, 2047                                                          6,000,000             5,963,428
Bayview Financial Revolving Mortgage Loan Trust, FRN,
6.1237%, 2040 (z)                                                     10,340,000            10,339,954
Bear Stearns Commercial Mortgage Securities, Inc., FRN,
5.116%, 2041                                                           6,968,510             6,866,982
Blackrock Capital Finance LP, 7.75%, 2026 (n)                          1,476,700             1,461,933
Capital Trust Realty CDO Ltd., 5.16%, 2035 (z)                         2,400,000             2,357,250
Chase Commercial Mortgage Securities Corp., 7.543%, 2032               1,389,805             1,425,612
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN,
5.3997%, 2044                                                          6,630,000             6,623,328
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035                 432,000               428,125
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035               7,358,000             7,299,232
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046               6,450,000             6,482,984
CPS Auto Receivables Trust, 2.89%, 2009 (z)                              261,571               257,606
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039                  8,321,579             8,376,701
CRIIMI MAE CMBS Corp., 6.701%, 2030 (n)                                2,262,147             2,261,273
CRIIMI MAE Commercial Mortgage Trust, 7%, 2033 (n)                     3,038,666             3,051,429
Deutsche Mortgage & Asset Receiving Corp., 6.538%, 2031                6,070,307             6,133,426
Falcon Franchise Loan LLC, 7.382%, 2010 (n)                            2,341,418             2,405,233
GE Commercial Mortgage Corp., FRN, 5.3394%, 2044                       7,580,000             7,582,988
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036                      7,534,000             7,603,327
Greenwich Capital Commercial Funding Corp., 4.305%, 2042               5,165,031             5,033,143
Greenwich Capital Commercial Funding Corp., FRN,
5.317%, 2036                                                           3,468,895             3,470,879
Greenwich Capital Commercial Funding Corp., FRN,
5.224%, 2037                                                           8,686,131             8,608,547
Greenwich Capital Commercial Funding Corp., FRN,
6.1101%, 2038                                                          6,950,000             7,273,423
JPMorgan Chase Commercial Mortgage Securities Corp.,
4.78%, 2042                                                            9,444,000             9,049,497
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%,
2045 (z)                                                               6,908,729             6,918,470
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
4.948%, 2037                                                           9,800,000             9,488,609
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.3813%, 2041                                                          2,279,327             2,271,867
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.4722%, 2043                                                         12,670,000            12,668,787
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.855%, 2043                                                          13,050,000            13,526,861
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.038%, 2046                                                        $ 11,782,189            11,536,124
LB-UBS Commercial Mortgage Trust, FRN, 5.413%, 2039                    3,666,809             3,673,809
Merrill Lynch Mortgage Trust, FRN, 5.8441%, 2039                      12,847,000            13,184,361
Merrill Lynch Mortgage Trust, FRN, 5.4405%, 2044                       5,721,000             5,703,564
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN,
5.6691%, 2039                                                          6,500,000             6,575,525
Morgan Stanley Capital I, Inc., 5.168%, 2042                           4,603,980             4,547,723
Morgan Stanley Capital I, Inc., FRN, 0.7247%, 2030 (i)(n)            284,396,440             4,038,543
Multi-Family Capital Access One, Inc., 6.65%, 2024                     2,357,187             2,402,984
Residential Asset Mortgage Products, Inc., 3.8%, 2030                    123,713               123,300
Residential Asset Mortgage Products, Inc., 4.109%, 2035                5,402,087             5,319,105
Residential Asset Mortgage Products, Inc., FRN,
4.9708%, 2034                                                          5,243,000             5,133,439
Residential Funding Mortgage Securities, Inc., FRN,
5.32%, 2035                                                            8,242,000             8,201,658
Spirit Master Funding LLC, 5.05%, 2023 (z)                            10,161,083            10,094,400
Structured Asset Securities Corp., FRN, 4.67%, 2035                   18,482,089            18,263,906
Wachovia Bank Commercial Mortgage Trust, 4.935%, 2042                 12,000,000            11,660,375
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044                   7,432,000             7,096,483
Wachovia Bank Commercial Mortgage Trust, FRN,
4.847%, 2041                                                          11,645,000            11,269,847
Wachovia Bank Commercial Mortgage Trust, FRN,
5.083%, 2042                                                          11,945,166            11,714,474
Wachovia Bank Commercial Mortgage Trust, FRN,
5.118%, 2042                                                          12,150,000            11,938,128
Wachovia Bank Commercial Mortgage Trust, FRN,
5.3699%, 2044                                                          8,159,000             8,095,423
Wachovia Bank Commercial Mortgage Trust, FRN,
5.4908%, 2044                                                          9,904,000             9,885,118
Wachovia Bank Commercial Mortgage Trust, FRN,
5.466%, 2045                                                          12,262,000            12,317,536
Wachovia Bank Commercial Mortgage Trust, FRN,
6.1641%, 2045 (n)                                                      9,160,000             9,588,687
Wachovia Bank Commercial Mortgage Trust, FRN,
5.795%, 2045                                                           9,830,000            10,111,689
                                                                                       ---------------
                                                                                       $   385,139,992
------------------------------------------------------------------------------------------------------
Automotive - 0.1%
------------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 5.5%, 2016                                  $  9,612,000       $     9,392,894
------------------------------------------------------------------------------------------------------
Broadcasting - 0.1%
------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25%, 2011                     $  6,800,000       $     6,820,835
News America Holdings, 8.5%, 2025                                      5,513,000             6,500,588
News America, Inc., 6.2%, 2034                                         2,605,000             2,488,106
                                                                                       ---------------
                                                                                       $    15,809,529
------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.5%
------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.7%, 2012                               $  8,672,000       $     8,819,485
Lehman Brothers Holdings, Inc., 8.25%, 2007                            8,368,000             8,536,322
Lehman Brothers Holdings, Inc., 5.5%, 2016                             1,865,000             1,858,111
Merrill Lynch & Co., Inc., 5.45%, 2014                                11,403,000            11,419,569
Merrill Lynch & Co., Inc., 6.05%, 2016                                 7,818,000             8,084,336
Morgan Stanley Group, Inc., 6.75%, 2011                                8,407,000             8,888,183
Morgan Stanley Group, Inc., 4.75%, 2014                                6,929,000             6,589,340
                                                                                       ---------------
                                                                                       $    54,195,346
------------------------------------------------------------------------------------------------------
Building - 0.2%
------------------------------------------------------------------------------------------------------
CRH America, Inc., 6.95%, 2012                                      $  8,021,000       $     8,457,382
Hanson PLC, 6.125%, 2016                                              10,950,000            11,023,091
Lafarge S.A., 6.5%, 2016                                               4,555,000             4,706,499
                                                                                       ---------------
                                                                                       $    24,186,972
------------------------------------------------------------------------------------------------------
Business Services - 0.1%
------------------------------------------------------------------------------------------------------
Cisco Systems, Inc., 5.5%, 2016                                     $  8,409,000       $     8,475,877
------------------------------------------------------------------------------------------------------
Cable TV - 0.3%
------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625%, 2013                              $  9,350,000       $     8,690,862
TCI Communications Financing III, 9.65%, 2027                         23,129,000            24,563,437
                                                                                       ---------------
                                                                                       $    33,254,299
------------------------------------------------------------------------------------------------------
Conglomerates - 0.1%
------------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2%, 2012                                        $  8,542,000       $     9,056,536
------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.1%
------------------------------------------------------------------------------------------------------
Fortune Brands, Inc., 5.125%, 2011                                  $  9,914,000       $     9,736,083
------------------------------------------------------------------------------------------------------
Defense Electronics - 0.1%
------------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.2%, 2015 (n)                          $  8,973,000       $     8,585,330
Raytheon Co., 6.15%, 2008                                              5,963,000             6,065,862
                                                                                       ---------------
                                                                                       $    14,651,192
------------------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 0.0%
------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625%, 2022                    $  1,533,000       $     1,841,133
------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.2%
------------------------------------------------------------------------------------------------------
State of Israel, 4.625%, 2013                                       $  6,850,000       $     6,508,993
United Mexican States, 6.375%, 2013                                    6,616,000             6,956,724
United Mexican States, 6.625%, 2015                                      569,000               604,563
United Mexican States, 5.625%, 2017                                    5,874,000             5,803,512
United Mexican States, 7.5%, 2033                                      4,912,000             5,665,992
                                                                                       ---------------
                                                                                       $    25,539,784
------------------------------------------------------------------------------------------------------
Energy - Independent - 0.3%
------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp., 5.95%, 2016                               $  5,170,000       $     5,231,771
Nexen, Inc., 5.875%, 2035                                              7,100,000             6,769,388
Ocean Energy, Inc., 7.25%, 2011                                        8,780,000             9,434,865
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (z)            6,340,000             6,370,495
XTO Energy, Inc., 5.65%, 2016                                         12,100,000            12,003,636
                                                                                       ---------------
                                                                                       $    39,810,155
------------------------------------------------------------------------------------------------------
Entertainment - 0.2%
------------------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc., 7.5%, 2027                          $  3,800,000       $     3,947,596
Walt Disney Co., 6.375%, 2012                                         11,160,000            11,721,582
Walt Disney Co., 5.625%, 2016                                          7,684,000             7,738,887
                                                                                       ---------------
                                                                                       $    23,408,065
------------------------------------------------------------------------------------------------------
Financial Institutions - 0.5%
------------------------------------------------------------------------------------------------------
American Express Co., 5.5%, 2016                                    $ 13,040,000       $    13,091,704
Capital One Financial Co., 6.15%, 2016                                 8,680,000             8,782,971
Countrywide Financial Corp., 6.25%, 2016                              10,910,000            11,072,363
General Electric Capital Corp., 8.85%, 2007                            3,572,000             3,620,022
General Electric Capital Corp., 8.75%, 2007                            3,073,000             3,137,312
General Electric Capital Corp., 5.45%, 2013                            2,383,000             2,412,101
General Electric Capital Corp., 6.75%, 2032                            2,976,000             3,401,687
HSBC Finance Corp., 5.25%, 2011                                        8,925,000             8,927,115
                                                                                       ---------------
                                                                                       $    54,445,275
------------------------------------------------------------------------------------------------------
Food & Beverages - 0.4%
------------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC, 5.125%, 2013 (n)                             $ 14,906,000       $    14,450,577
Diageo Finance B.V., 5.5%, 2013                                       11,920,000            11,935,794
Miller Brewing Co., 5.5%, 2013 (n)                                    16,686,000            16,528,718
                                                                                       ---------------
                                                                                       $    42,915,089
------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.0%
------------------------------------------------------------------------------------------------------
CVS Corp., 5.75%, 2011                                              $  4,540,000       $     4,599,097
------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.0%
------------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.8%, 2032                                      $  3,975,000       $     3,721,713
------------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.1%
------------------------------------------------------------------------------------------------------
Marriott International, Inc., 6.2%, 2016                            $ 10,512,000       $    10,702,383
------------------------------------------------------------------------------------------------------
Insurance - 0.4%
------------------------------------------------------------------------------------------------------
AIG SunAmerica Institutional Funding II, 5.75%, 2009                $  9,589,000       $     9,707,395
American International Group, 4.25%, 2013                             10,064,000             9,450,237
American International Group, 5.05%, 2015                              9,850,000             9,599,495
ING Groep N.V., 5.775% to 2015, FRN to 2049                           14,773,000            14,577,671
MetLife, Inc., 6.5%, 2032                                              3,231,000             3,475,655
                                                                                       ---------------
                                                                                       $    46,810,453
------------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.2%
------------------------------------------------------------------------------------------------------
Allstate Corp., 5.55%, 2035                                         $  8,842,000       $     8,344,107
Fund American Cos., Inc., 5.875%, 2013                                 6,030,000             5,960,191
St. Paul Travelers Cos., Inc., 5.5%, 2015                              6,605,000             6,519,518
                                                                                       ---------------
                                                                                       $    20,823,816
------------------------------------------------------------------------------------------------------
International Market Quasi-Sovereign - 0.1%
------------------------------------------------------------------------------------------------------
Hydro-Quebec, 6.3%, 2011                                            $ 16,520,000       $    17,296,258
------------------------------------------------------------------------------------------------------
Major Banks - 0.7%
------------------------------------------------------------------------------------------------------
Bank of America Corp., 7.4%, 2011                                   $ 11,978,000       $    12,963,502
Bank of America Corp., 5.375%, 2014                                    4,940,000             4,961,262
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049 (n)             7,327,000             7,941,398
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049               9,180,000             9,254,459
Wachovia Corp., 5.25%, 2014                                           19,574,000            19,358,158
Wells Fargo & Co., 5.125%, 2016                                       23,117,000            22,636,421
                                                                                       ---------------
                                                                                       $    77,115,200
------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.3%
------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.9%, 2016                              $  8,998,000       $     9,241,180
Cardinal Health, Inc., 5.85%, 2017                                    11,338,000            11,318,431
HCA, Inc., 8.75%, 2010                                                 1,950,000             1,969,500
HCA, Inc., 6.95%, 2012                                                 7,564,000             6,627,955
                                                                                       ---------------
                                                                                       $    29,157,066
------------------------------------------------------------------------------------------------------
Mortgage Backed - 14.3%
------------------------------------------------------------------------------------------------------
Fannie Mae, 5.722%, 2009                                            $ 16,001,000       $    16,075,377
Fannie Mae, 6.33%, 2011                                                1,611,173             1,665,406
Fannie Mae, 4.01%, 2013                                                1,045,720               982,666
Fannie Mae, 4.019%, 2013                                               4,105,476             3,864,126
Fannie Mae, 4.621%, 2013                                                 974,992               948,813
Fannie Mae, 4.519%, 2014                                               9,400,425             9,050,792
Fannie Mae, 4.63%, 2014                                                2,596,746             2,510,467
Fannie Mae, 4.848%, 2014                                               5,491,350             5,385,618
Fannie Mae, 4.76%, 2015                                                1,905,990             1,853,008
Fannie Mae, 4.925%, 2015                                              16,203,398            15,944,260
Fannie Mae, 5.19%, 2015                                                1,433,708             1,427,669
Fannie Mae, 5.5%, 2017 - 2036                                        537,075,916           531,236,350
Fannie Mae, 6%, 2017 - 2036                                          185,845,830           187,413,311
Fannie Mae, 4.5%, 2018 - 2035                                         94,202,313            90,500,439
Fannie Mae, 5%, 2018 - 2035                                          144,259,088           140,267,081
Fannie Mae, 4.88%, 2020                                                  866,529               854,487
Fannie Mae, 7.5%, 2030 - 2032                                          1,992,650             2,065,255
Fannie Mae, 6.5%, 2031 - 2036                                         53,458,091            54,597,825
Freddie Mac, 6%, 2016 - 2036                                          98,656,934            99,587,885
Freddie Mac, 5%, 2017 - 2035                                         167,193,626           162,083,841
Freddie Mac, 4.5%, 2019 - 2035                                        31,105,719            29,744,372
Freddie Mac, 5.5%, 2019 - 2036                                       140,682,527           139,371,778
Freddie Mac, 6.5%, 2034 - 2035                                        19,301,684            19,684,135
Ginnie Mae, 5.5%, 2032 - 2035                                         50,002,133            49,697,881
Ginnie Mae, 6%, 2032 - 2035                                           33,821,791            34,236,712
Ginnie Mae, 4.5%, 2033 - 2034                                          9,990,176             9,382,946
Ginnie Mae, 5%, 2033 - 2034                                           11,061,982            10,748,757
Ginnie Mae, 6.5%, 2035 - 2036                                          6,396,141             6,544,696
                                                                                       ---------------
                                                                                       $ 1,627,725,953
------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.2%
------------------------------------------------------------------------------------------------------
CenterPoint Energy Resources Corp., 7.875%, 2013                    $  4,465,000       $     4,969,688
Kinder Morgan Energy Partners LP, 6.75%, 2011                          8,013,000             8,348,649
Kinder Morgan Energy Partners LP, 5.125%, 2014                         1,661,000             1,578,829
Kinder Morgan Energy Partners LP, 7.75%, 2032                          2,520,000             2,874,816
                                                                                       ---------------
                                                                                       $    17,771,982
------------------------------------------------------------------------------------------------------
Network & Telecom - 0.4%
------------------------------------------------------------------------------------------------------
AT&T, Inc., 6.15%, 2034                                             $  4,121,000       $     3,989,594
BellSouth Corp., 6.55%, 2034                                           8,131,000             8,144,457
Telecom Italia Capital, 5.25%, 2013                                    4,186,000             3,963,640
Telecom Italia Capital, 6%, 2034                                       2,394,000             2,140,375
Telefonica Europe B.V., 7.75%, 2010                                    4,400,000             4,750,192
Verizon New York, Inc., 6.875%, 2012                                  19,974,000            20,829,626
                                                                                       ---------------
                                                                                       $    43,817,884
------------------------------------------------------------------------------------------------------
Oil Services - 0.1%
------------------------------------------------------------------------------------------------------
Halliburton Co., 5.5%, 2010                                         $  6,067,000       $     6,103,845
------------------------------------------------------------------------------------------------------
Oils - 0.1%
------------------------------------------------------------------------------------------------------
Valero Energy Corp., 6.875%, 2012                                   $ 12,750,000       $    13,573,765
------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 1.4%
------------------------------------------------------------------------------------------------------
Barclays Bank PLC, 6.86% to 2032, FRN to 2049 (n)                   $  8,648,000       $     9,253,766
Citigroup, Inc., 5%, 2014                                             20,190,000            19,670,632
Credit Suisse (USA), Inc., 4.125%, 2010                                8,873,000             8,589,747
Credit Suisse (USA), Inc., 4.875%, 2010                                7,652,000             7,561,553
HBOS Capital Funding LP, 6.071% to 2014, FRN to 2049 (n)               5,386,000             5,464,350
Mizuho Capital Investment 1 Ltd., 6.686% to 2016,
FRN to 2049 (n)                                                       12,050,000            12,153,823
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)                   2,712,000             2,847,790
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)                        5,684,000             5,415,187
RBS Capital Trust II, 6.425% to 2034, FRN to 2049                      8,870,000             8,982,285
Socgen Real Estate LLC, 7.64% to 2007, FRN to 2049 (n)                16,307,000            16,657,405
UBS AG, 5.875%, 2016                                                   8,870,000             9,129,137
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049            12,360,000            12,774,060
UFJ Finance Aruba AEC, 6.75%, 2013                                     9,069,000             9,705,707
UniCredito Italiano Capital Trust II, 9.2% to 2010,
FRN to 2049 (n)                                                       11,444,000            12,925,414
Woori Bank, 6.125% to 2011, FRN to 2016 (n)                           15,472,000            15,780,914
                                                                                       ---------------
                                                                                       $   156,911,770
------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.2%
------------------------------------------------------------------------------------------------------
Allergan, Inc., 5.75%, 2016 (n)                                     $  9,860,000       $    10,003,926
Wyeth, 5.5%, 2013                                                      9,364,000             9,407,140
                                                                                       ---------------
                                                                                       $    19,411,066
------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
------------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7%, 2028                                  $  5,568,000       $     6,095,685
Waste Management, Inc., 7.375%, 2010                                   7,332,000             7,858,746
                                                                                       ---------------
                                                                                       $    13,954,431
------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.1%
------------------------------------------------------------------------------------------------------
CSX Corp., 6.75%, 2011                                              $  3,864,000       $     4,077,003
Union Pacific Corp., 6.125%, 2012                                      2,772,000             2,870,331
                                                                                       ---------------
                                                                                       $     6,947,334
------------------------------------------------------------------------------------------------------
Real Estate - 0.6%
------------------------------------------------------------------------------------------------------
Boston Properties, Inc., REIT, 5%, 2015                             $  2,006,000       $     1,913,951
EOP Operating LP, 6.8%, 2009                                          10,663,000            10,983,007
EOP Operating LP, 8.1%, 2010                                           4,805,000             5,217,644
HRPT Properties Trust, REIT, 6.25%, 2016                               9,393,000             9,671,437
Kimco Realty Corp., REIT, 6%, 2012                                     1,750,000             1,806,446
ProLogis, REIT, 5.75%, 2016                                           11,170,000            11,198,026
Simon Property Group LP, REIT, 5.1%, 2015                             11,785,000            11,351,536
Vornado Realty Trust, REIT, 5.625%, 2007                              15,542,000            15,526,909
Vornado Realty Trust, REIT, 4.75%, 2010                                5,141,000             4,991,299
                                                                                       ---------------
                                                                                       $    72,660,255
------------------------------------------------------------------------------------------------------
Retailers - 0.4%
------------------------------------------------------------------------------------------------------
Home Depot, Inc., 5.4%, 2016                                        $ 11,285,000       $    11,210,530
Limited Brands, Inc., 5.25%, 2014                                     10,571,000            10,017,090
May Department Stores Co., 5.75%, 2014                                 9,700,000             9,546,527
Wal-Mart Stores, Inc., 5.25%, 2035                                    12,347,000            11,547,001
                                                                                       ---------------
                                                                                       $    42,321,148
------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.0%
------------------------------------------------------------------------------------------------------
Cingular Wireless LLC, 6.5%, 2011                                   $  3,924,000       $     4,111,701
Verizon Wireless Capital LLC, 5.375%, 2006                               625,000               624,777
                                                                                       ---------------
                                                                                       $     4,736,478
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 2.1%
------------------------------------------------------------------------------------------------------
Aid-Egypt, 4.45%, 2015                                              $  9,559,000       $     9,204,843
Fannie Mae, 3%, 2007                                                  14,225,000            14,090,816
Fannie Mae, 5.25%, 2007                                              104,292,000           104,262,485
Fannie Mae, 6.625%, 2009                                              28,113,000            29,421,210
Federal Home Loan Bank, 3.9%, 2008                                     7,020,000             6,913,591
Freddie Mac, 3.75%, 2006                                              25,296,000            25,247,179
Small Business Administration, 8.8%, 2011                                 41,203                42,917
Small Business Administration, 4.35%, 2023                             2,100,655             2,006,852
Small Business Administration, 4.77%, 2024                             5,594,265             5,461,743
Small Business Administration, 4.99%, 2024                             7,623,004             7,519,804
Small Business Administration, 5.18%, 2024                             9,048,223             9,031,415
Small Business Administration, 5.52%, 2024                             5,417,599             5,487,799
Small Business Administration, 4.95%, 2025                             6,400,219             6,323,161
Small Business Administration, 5.09%, 2025                             8,347,898             8,261,870
Small Business Administration, 5.39%, 2025                             6,500,964             6,539,980
                                                                                       ---------------
                                                                                       $   239,815,665
------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 9.7%
------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.5%, 2010                                     $ 96,429,000       $   102,022,653
U.S. Treasury Bonds, 10.375%, 2012                                     8,317,000             8,807,570
U.S. Treasury Bonds, 6%, 2026                                        116,011,000           132,732,942
U.S. Treasury Bonds, 5.375%, 2031                                    106,775,000           115,325,329
U.S. Treasury Bonds, 4.5%, 2036                                       35,591,000            34,103,403
U.S. Treasury Notes, 4.375%, 2007                                     22,825,000            22,738,516
U.S. Treasury Notes, 5.625%, 2008                                    262,276,000           265,851,609
U.S. Treasury Notes, 4.75%, 2008                                     154,763,000           154,974,561
U.S. Treasury Notes, 4%, 2009                                         26,274,000            25,863,469
U.S. Treasury Notes, 5%, 2011                                         90,600,000            92,203,167
U.S. Treasury Notes, 3.875%, 2013                                     12,085,000            11,607,739
U.S. Treasury Notes, 4.25%, 2013                                      35,234,000            34,464,630
U.S. Treasury Notes, 4.75%, 2014                                       9,141,000             9,218,488
U.S. Treasury Notes, 4.25%, 2015                                         856,000               832,694
U.S. Treasury Notes, TIPS, 4.25%, 2010                                42,942,022            45,417,887
U.S. Treasury Notes, TIPS, 2%, 2014                                   45,987,782            45,109,324
                                                                                       ---------------
                                                                                       $ 1,101,273,981
------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 1.0%
------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 5.15%, 2015                               $  8,768,000       $     8,424,224
Duke Capital Corp., 8%, 2019                                           5,327,000             6,189,175
Exelon Generation Co. LLC, 6.95%, 2011                                10,167,000            10,777,925
FirstEnergy Corp., 6.45%, 2011                                        13,306,000            13,880,500
MidAmerican Energy Holdings Co., 3.5%, 2008                            5,589,000             5,433,514
MidAmerican Energy Holdings Co., 5.875%, 2012                          2,667,000             2,715,681
MidAmerican Funding LLC, 6.927%, 2029                                 12,485,000            13,949,803
Northeast Utilities, 8.58%, 2006                                       1,318,080             1,319,754
Oncor Electric Delivery Co., 7%, 2022                                  8,725,000             9,455,317
Pacific Gas & Electric Co., 4.8%, 2014                                 2,350,000             2,261,537
Progress Energy, Inc., 7.1%, 2011                                     13,051,000            13,989,902
PSEG Power LLC, 6.95%, 2012                                            3,855,000             4,088,894
PSEG Power LLC, 5.5%, 2015                                             5,036,000             4,928,340
System Energy Resources, Inc., 5.129%, 2014 (n)                        4,888,541             4,781,433
TXU Energy Co., 7%, 2013                                               8,817,000             9,256,862
Waterford 3 Funding Corp., 8.09%, 2017                                 7,008,676             7,227,417
                                                                                       ---------------
                                                                                       $   118,680,278
------------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $4,495,042,128)                                          $ 4,467,672,768
------------------------------------------------------------------------------------------------------
Repurchase Agreements - 0.8%
------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., 5.35%, dated 9/29/06, due 10/02/06,
total to be received $92,560,248 (secured by U.S. Treasury
and Federal Agency obligations and Mortgage Backed
securities in a jointly traded account), at Cost                    $ 92,519,000       $    92,519,000
------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 2.8%
------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES/PAR             VALUE ($)
------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                      318,263,453       $   318,263,453
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $10,441,119,392) (k)                               $11,674,932,032
------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (2.5)%                                                   (287,393,179)
------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                    $11,387,538,853
------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(i) Interest only security for which the fund receives interest on notional principal
    (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of September 30, 2006, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $4,419,545,840 and 37.86%
    of market value. An independent pricing service provided an evaluated bid for 37.76%
    of the market value.
(l) All or a portion of this security is on loan.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933.
    These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $166,518,114, representing 1.5% of net assets.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                                                                    CURRENT
                                                ACQUISITION      ACQUISITION        MARKET         TOTAL % OF
RESTRICTED SECURITIES                               DATE            COST             VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------
Bayview Financial Revolving Mortgage Loan
Trust, FRN, 6.1237%, 2040                         3/01/06          $10,340,000      $10,339,954
Capital Trust Realty CDO Ltd.,
5.16%, 2035                                       4/07/06            2,310,469        2,357,250
CPS Auto Receivables Trust, 2.89%, 2009           3/27/03              261,571          257,606
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.44%, 2045                           9/22/06            6,943,203        6,918,470
Ras Laffan Liquefied Natural Gas Co. Ltd.,
5.832%, 2016                                      9/20/06            6,340,000        6,370,495
Spirit Master Funding LLC, 5.05%, 2023           10/04/05           10,030,100       10,094,400
-----------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                         $36,338,175       0.3%
-----------------------------------------------------------------------------------------------------------------

The following abbreviations are used in this report and are defined:

ADR   American Depository Receipt
CDO   Collateralized Debt Obligation
FRN   Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IEU   International Equity Unit
REIT  Real Estate Investment Trust
TIPS  Treasury Inflation Protected Security

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
At 9/30/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $311,137,574 of
securities on loan (identified cost, $10,441,119,392)          $11,674,932,032
Cash                                                                   162,768
Receivable for investments sold                                    146,644,675
Receivable for fund shares sold                                      7,890,606
Interest and dividends receivable                                   55,158,795
Other assets                                                           103,131
-------------------------------------------------------------------------------------------------------
Total assets                                                                            $11,884,892,007
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Distributions payable                                               $2,403,180
Payable for investments purchased                                  108,373,279
Payable for fund shares reacquired                                  64,869,518
Collateral for securities loaned, at value                         318,263,453
Payable to affiliates
  Management fee                                                       325,608
  Shareholder servicing costs                                        1,043,445
  Distribution and service fees                                        524,845
  Administrative services fee                                            5,034
  Program manager fees                                                     451
  Retirement plan administration and services fees                       1,660
Payable for independent trustees' compensation                         330,594
Accrued expenses and other liabilities                               1,212,087
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $497,353,154
-------------------------------------------------------------------------------------------------------
Net assets                                                                              $11,387,538,853
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $9,944,271,895
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign
currencies                                                       1,233,813,391
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                      184,641,418
Undistributed net investment income                                 24,812,149
-------------------------------------------------------------------------------------------------------
Net assets                                                                              $11,387,538,853
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   708,680,206
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                    $7,157,485,061
  Shares outstanding                                               445,624,561
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $16.06
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $17.04
-------------------------------------------------------------------------------------------------------

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                    $2,245,907,225
  Shares outstanding                                               139,869,523
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $16.06
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                    $1,488,592,412
  Shares outstanding                                                92,343,588
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $16.12
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                      $242,806,437
  Shares outstanding                                                15,118,956
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.06
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                      $101,982,749
  Shares outstanding                                                 6,345,845
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.07
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $5,288,674
  Shares outstanding                                                   329,365
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.06
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $4,077,638
  Shares outstanding                                                   254,134
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.05
-------------------------------------------------------------------------------------------------------

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $51,796,724
  Shares outstanding                                                 3,217,165
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.10
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $57,485,117
  Shares outstanding                                                 3,577,412
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.07
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $10,122,263
  Shares outstanding                                                   630,135
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                      $16.06
-------------------------------------------------------------------------------------------------------

Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $12,359,551
  Shares outstanding                                                   770,757
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $16.04
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per
  share)                                                                                         $17.02
-------------------------------------------------------------------------------------------------------

Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $5,069,080
  Shares outstanding                                                   315,606
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $16.06
-------------------------------------------------------------------------------------------------------

Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $4,565,922
  Shares outstanding                                                   283,159
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $16.12
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF OPERATIONS
Year ended 9/30/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Interest                                                          $248,130,400
  Dividends                                                          158,827,542
  Foreign taxes withheld                                                (645,889)
------------------------------------------------------------------------------------------------------
Total investment income                                                                   $406,312,053
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $40,640,913
  Distribution and service fees                                       67,290,249
  Program manager fees                                                    50,357
  Shareholder servicing costs                                         20,036,510
  Administrative services fee                                            491,588
  Retirement plan administration and services fees                       155,332
  Independent trustees' compensation                                     149,510
  Custodian fee                                                        1,031,507
  Shareholder communications                                             718,953
  Auditing fees                                                           59,875
  Legal fees                                                             244,647
  Miscellaneous                                                          851,615
------------------------------------------------------------------------------------------------------
Total expenses                                                                            $131,721,056
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (697,244)
  Reduction of expenses by investment adviser                           (108,588)
------------------------------------------------------------------------------------------------------
Net expenses                                                                              $130,915,224
------------------------------------------------------------------------------------------------------
Net investment income                                                                     $275,396,829
------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $401,197,534
  Foreign currency transactions                                          (20,670)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                     $401,176,864
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                       $103,917,888
  Translation of assets and liabilities in foreign currencies             43,219
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                      $103,961,107
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $505,137,971
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $780,534,800
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                           YEARS ENDED 9/30
                                                               ----------------------------------------
                                                                       2006                        2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                          $275,396,829                $255,473,893
Net realized gain (loss) on investments and foreign
currency transactions                                           401,176,864                 594,511,185
Net unrealized gain (loss) on investments and foreign
currency translation                                            103,961,107                 180,602,994
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                           $780,534,800              $1,030,588,072
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                     $(194,584,130)              $(174,650,158)
  Class B                                                       (50,900,336)                (52,225,158)
  Class C                                                       (32,549,073)                (28,731,076)
  Class I                                                        (6,734,637)                 (5,562,963)
  Class R                                                        (2,571,829)                 (1,795,299)
  Class R1                                                          (67,277)                     (5,129)
  Class R2                                                          (43,053)                     (3,271)
  Class R3                                                         (870,943)                   (205,488)
  Class R4                                                         (573,916)                     (5,943)
  Class R5                                                         (198,480)                       (656)
  Class 529A                                                       (269,582)                   (184,427)
  Class 529B                                                        (84,571)                    (59,183)
  Class 529C                                                        (74,697)                    (51,587)

Statements of Changes in Net Assets - continued

                                                                           YEARS ENDED 9/30
                                                               ----------------------------------------
                                                                       2006                        2005

DISTRIBUTIONS DECLARED TO SHAREHOLDERS - CONTINUED
-------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
  Class A                                                     $(325,659,919)              $(162,065,076)
  Class B                                                      (118,723,604)                (69,179,952)
  Class C                                                       (73,793,053)                (35,413,995)
  Class I                                                        (9,306,608)                 (4,629,004)
  Class R                                                        (4,473,825)                 (1,316,743)
  Class R1                                                         (119,754)                         --
  Class R2                                                          (44,895)                         --
  Class R3                                                       (1,233,718)                   (106,393)
  Class R4                                                         (107,405)                         --
  Class R5                                                           (2,292)                         --
  Class 529A                                                       (454,979)                   (155,594)
  Class 529B                                                       (201,116)                    (74,651)
  Class 529C                                                       (176,733)                    (66,161)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $(823,820,425)              $(536,487,907)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions             $(735,154,609)               $904,558,167
-------------------------------------------------------------------------------------------------------
Redemption fees                                                         $--                     $12,540
-------------------------------------------------------------------------------------------------------
Total change in net assets                                    $(778,440,234)             $1,398,670,872
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                       12,165,979,087              10,767,308,215
At end of period (including undistributed net
investment income of $24,812,149 and $21,983,894,
respectively)                                               $11,387,538,853             $12,165,979,087
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                    YEARS ENDED 9/30
                                         ------------------------------------------------------------------------------------
                                                 2006              2005              2004              2003              2002

Net asset value, beginning of period           $16.11            $15.43            $14.13            $12.78            $14.17
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                     $0.40             $0.39             $0.36             $0.33             $0.40
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                               0.68              1.08              1.31              1.40             (1.01)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $1.08             $1.47             $1.67             $1.73            $(0.61)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                   $(0.42)           $(0.40)           $(0.37)           $(0.38)           $(0.43)
  From net realized gain on investments
  and foreign currency transactions             (0.71)            (0.39)               --                --             (0.35)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared
to shareholders                                $(1.13)           $(0.79)           $(0.37)           $(0.38)           $(0.78)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.06            $16.11            $15.43            $14.13            $12.78
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       7.10              9.72             11.89(b)          13.70             (4.76)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)           0.90              0.91              0.89              0.90              0.92
Expenses after expense reductions (f)            0.90              0.91              0.89               N/A               N/A
Net investment income                            2.56              2.43              2.37              2.45              2.84
Portfolio turnover                                 48                50                65                71                86
Net assets at end of period
(000 omitted)                              $7,157,485        $7,371,678        $6,382,150        $5,702,669        $4,540,454
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                    YEARS ENDED 9/30
                                         ------------------------------------------------------------------------------------
                                                 2006              2005              2004              2003              2002

Net asset value, beginning of period           $16.10            $15.42            $14.12            $12.78            $14.17
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                     $0.30             $0.28             $0.26             $0.24             $0.31
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                               0.69              1.09              1.31              1.39             (1.01)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $0.99             $1.37             $1.57             $1.63            $(0.70)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                   $(0.32)           $(0.30)           $(0.27)           $(0.29)           $(0.34)
  From net realized gain on investments
  and foreign currency transactions             (0.71)            (0.39)               --                --             (0.35)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared
to shareholders                                $(1.03)           $(0.69)           $(0.27)           $(0.29)           $(0.69)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.06            $16.10            $15.42            $14.12            $12.78
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       6.50              9.02             11.18(b)          12.90             (5.38)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)           1.55              1.56              1.54              1.54              1.57
Expenses after expense reductions (f)            1.55              1.56              1.54               N/A               N/A
Net investment income                            1.91              1.79              1.73              1.81              2.18
Portfolio turnover                                 48                50                65                71                86
Net assets at end of period
(000 omitted)                              $2,245,907        $2,745,051        $2,762,027        $2,658,781        $2,320,628
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                    YEARS ENDED 9/30
                                          -----------------------------------------------------------------------------------
                                                  2006              2005              2004              2003             2002

Net asset value, beginning of period            $16.16            $15.48            $14.18            $12.82           $14.22
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.30             $0.28             $0.26             $0.24            $0.31
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                        0.69              1.09              1.31              1.41            (1.02)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $0.99             $1.37             $1.57             $1.65           $(0.71)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                    $(0.32)           $(0.30)           $(0.27)           $(0.29)          $(0.34)
  From net realized gain on investments
  and foreign currency transactions              (0.71)            (0.39)               --                --            (0.35)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared
to shareholders                                 $(1.03)           $(0.69)           $(0.27)           $(0.29)          $(0.69)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.12            $16.16            $15.48            $14.18           $12.82
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        6.48              8.99             11.14(b)          13.03            (5.43)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.55              1.56              1.53              1.54             1.57
Expenses after expense reductions (f)             1.55              1.56              1.53               N/A              N/A
Net investment income                             1.91              1.78              1.71              1.79             2.19
Portfolio turnover                                  48                50                65                71               86
Net assets at end of period
(000 omitted)                               $1,488,592        $1,689,457        $1,381,236        $1,150,875         $886,563
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                        YEARS ENDED 9/30

                                                ------------------------------------------------------------------------------
                                                       2006             2005             2004             2003            2002

Net asset value, beginning of period                 $16.11           $15.42           $14.12           $12.77          $14.17
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                           $0.45            $0.44            $0.43            $0.37           $0.46
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.69             1.09             1.29             1.40           (1.03)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $1.14            $1.53            $1.72            $1.77          $(0.57)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                         $(0.48)          $(0.45)          $(0.42)          $(0.42)         $(0.48)
  From net realized gain on investments and
  foreign currency transactions                       (0.71)           (0.39)              --               --           (0.35)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders         $(1.19)          $(0.84)          $(0.42)          $(0.42)         $(0.83)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.06           $16.11           $15.42           $14.12          $12.77
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                7.54            10.18            12.28(b)         14.10           (4.50)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 0.55             0.56             0.55             0.55            0.57
Expenses after expense reductions (f)                  0.55             0.56             0.55              N/A             N/A
Net investment income                                  2.91             2.78             2.78             2.79            3.20
Portfolio turnover                                       48               50               65               71              86
Net assets at end of period (000 omitted)          $242,806         $211,140         $181,794         $378,001        $269,531
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                             YEARS ENDED 9/30
                                                           ------------------------------------------------------------------
                                                                   2006              2005              2004           2003(i)

Net asset value, beginning of period                             $16.12            $15.43            $14.13            $13.27
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                       $0.38             $0.36             $0.33             $0.19
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             0.68              1.10              1.32              0.93
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $1.06             $1.46             $1.65             $1.12
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                                     $(0.40)           $(0.38)           $(0.35)           $(0.26)
  From net realized gain on investments and foreign
  currency transactions                                           (0.71)            (0.39)               --                --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(1.11)           $(0.77)           $(0.35)           $(0.26)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $16.07            $16.12            $15.43            $14.13
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                            7.00              9.63             11.72(b)           8.57(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.05              1.06              1.03              1.07(a)
Expenses after expense reductions (f)                              1.05              1.06              1.03               N/A
Net investment income                                              2.41              2.25              2.16              1.81(a)
Portfolio turnover                                                   48                50                65                71
Net assets at end of period (000 omitted)                      $101,983           $98,768           $45,458           $16,090
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 9/30
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $16.10              $15.77
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.28               $0.12
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           0.70                0.33
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $0.98               $0.45
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.31)             $(0.12)
  From net realized gain on investments and foreign currency transactions           (0.71)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.02)             $(0.12)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $16.06              $16.10
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                              6.43                2.85(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.74                1.77(a)
Expenses after expense reductions (f)                                                1.64                1.77(a)
Net investment income                                                                1.83                1.43(a)
Portfolio turnover                                                                     48                  50
Net assets at end of period (000 omitted)                                          $5,289              $1,901
-------------------------------------------------------------------------------------------------------------

CLASS R2                                                                             YEARS ENDED 9/30
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $16.09              $15.77
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.34               $0.15
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           0.69                0.31
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.03               $0.46
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.36)             $(0.14)
  From net realized gain on investments and foreign currency transactions           (0.71)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.07)             $(0.14)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $16.05              $16.09
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                              6.81                2.94(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.44                1.47(a)
Expenses after expense reductions (f)                                                1.29                1.47(a)
Net investment income                                                                2.20                1.75(a)
Portfolio turnover                                                                     48                  50
Net assets at end of period (000 omitted)                                          $4,078                $932
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                           YEARS ENDED 9/30
                                                                    -----------------------------------------------
                                                                           2006              2005           2004(i)

Net asset value, beginning of period                                     $16.14            $15.46            $14.38
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                               $0.36             $0.31             $0.23
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                         0.69              1.10              1.13
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $1.05             $1.41             $1.36
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
  From net investment income                                             $(0.38)           $(0.34)           $(0.28)
  From net realized gain on investments and foreign currency
  transactions                                                            (0.71)            (0.39)               --
-------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                             $(1.09)           $(0.73)           $(0.28)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $16.10            $16.14            $15.46
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                    6.90              9.27              9.53(b)(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     1.29              1.31              1.26(a)
Expenses after expense reductions (f)                                      1.19              1.31              1.26(a)
Net investment income                                                      2.28              1.95              1.53(a)
Portfolio turnover                                                           48                50                65
Net assets at end of period (000 omitted)                               $51,797           $26,576            $3,894
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4                                                                             YEARS ENDED 9/30
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $16.11              $15.78
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.39               $0.17
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           0.70                0.34
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.09               $0.51
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.42)             $(0.18)
  From net realized gain on investments and foreign currency transactions           (0.71)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.13)             $(0.18)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $16.07              $16.11
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                              7.17                3.26(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               0.94                0.96(a)
Expenses after expense reductions (f)                                                0.94                0.96(a)
Net investment income                                                                2.55                2.22(a)
Portfolio turnover                                                                     48                  50
Net assets at end of period (000 omitted)                                         $57,485              $2,134
-------------------------------------------------------------------------------------------------------------

CLASS R5                                                                             YEARS ENDED 9/30
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $16.11              $15.78
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.45               $0.21
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           0.67                0.33
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.12               $0.54
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.46)             $(0.21)
  From net realized gain on investments and foreign currency transactions           (0.71)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.17)             $(0.21)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $16.06              $16.11
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                              7.43                3.41(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               0.65                0.67(a)
Expenses after expense reductions (f)                                                0.64                0.67(a)
Net investment income                                                                2.80                2.65(a)
Portfolio turnover                                                                     48                  50
Net assets at end of period (000 omitted)                                         $10,122                 $52
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                   YEARS ENDED 9/30
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003         2002(i)

Net asset value, beginning of period                $16.08          $15.40          $14.10          $12.78          $13.20
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.36           $0.35           $0.31           $0.27           $0.04
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    0.69            1.08            1.32            1.39           (0.39)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.05           $1.43           $1.63           $1.66          $(0.35)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.38)         $(0.36)         $(0.33)         $(0.34)         $(0.07)
  From net realized gain on investments and
  foreign currency transactions                      (0.71)          (0.39)             --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.09)         $(0.75)         $(0.33)         $(0.34)         $(0.07)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.04          $16.08          $15.40          $14.10          $12.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            6.97            9.46           11.63(b)        13.19           (2.70)(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.15            1.16            1.13            1.16            1.17(a)
Expenses after expense reductions (f)                 1.14            1.16            1.13             N/A             N/A
Net investment income                                 2.32            2.16            2.08            1.97            2.45(a)
Portfolio turnover                                      48              50              65              71              86
Net assets at end of period (000 omitted)          $12,360          $9,923          $5,600          $2,601             $50
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                   YEARS ENDED 9/30
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003         2002(i)

Net asset value, beginning of period                $16.11          $15.42          $14.12          $12.78          $13.20
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.26           $0.24           $0.22           $0.17           $0.03
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    0.68            1.10            1.31            1.43           (0.40)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.94           $1.34           $1.53           $1.60          $(0.37)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.28)         $(0.26)         $(0.23)         $(0.26)         $(0.05)
  From net realized gain on investments and
  foreign currency transactions                      (0.71)          (0.39)             --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(0.99)         $(0.65)         $(0.23)         $(0.26)         $(0.05)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.06          $16.11          $15.42          $14.12          $12.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            6.21            8.81           10.91(b)        12.63           (2.80)(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.80            1.81            1.78            1.80            1.82(a)
Expenses after expense reductions (f)                 1.79            1.81            1.78             N/A             N/A
Net investment income                                 1.67            1.52            1.47            1.33            1.75(a)
Portfolio turnover                                      48              50              65              71              86
Net assets at end of period (000 omitted)           $5,069          $4,477          $2,676          $1,064             $75
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                   YEARS ENDED 9/30
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003         2002(i)

Net asset value, beginning of period                $16.17          $15.48          $14.18          $12.83          $13.25
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.26           $0.24           $0.22           $0.19           $0.03
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    0.68            1.10            1.31            1.42           (0.40)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.94           $1.34           $1.53           $1.61          $(0.37)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.28)         $(0.26)         $(0.23)         $(0.26)         $(0.05)
  From net realized gain on investments and
  foreign currency transactions                      (0.71)          (0.39)             --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(0.99)         $(0.65)         $(0.23)         $(0.26)         $(0.05)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.12          $16.17          $15.48          $14.18          $12.83
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            6.18            8.79           10.87(b)        12.67           (2.79)(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.80            1.81            1.78            1.80            1.82(a)
Expenses after expense reductions (f)                 1.79            1.81            1.78             N/A             N/A
Net investment income                                 1.67            1.53            1.45            1.36            1.75(a)
Portfolio turnover                                      48              50              65              71              86
Net assets at end of period (000 omitted)           $4,566          $3,890          $2,475          $1,066             $65
--------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, July 31, 2002 (Classes 529A, 529B, and 529C), December 31, 2002 (Class R),
    October 31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short- term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and JPMorgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex- dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended September 30, 2006, the fund's custodian fees were reduced by $669,168 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended September 30, 2006, the fund's custodian expenses were reduced by $28,076 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                       9/30/06           9/30/05

Ordinary income (including any short-term
capital gains)                                    $387,592,470      $263,480,338
Long-term capital gain                             436,227,955       273,007,569
--------------------------------------------------------------------------------
Total distributions                               $823,820,425      $536,487,907

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 9/30/06

          Cost of investments                       $10,545,147,066
          ---------------------------------------------------------
          Gross appreciation                          $1,314,823,156
          Gross depreciation                            (185,038,190)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)  $1,129,784,966
          Undistributed ordinary income                   45,132,994
          Undistributed long-term capital gain           288,688,927
         Other temporary differences                     (20,339,929)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

          First $6.3 billion of average daily net assets         0.35%
          Average daily net assets in excess of $6.3 billion     0.34%

The management fee incurred for the year ended September 30, 2006 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,334,094 and $11,975 for the year ended September 30, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%         $25,384,681
Class B                             0.75%              0.25%              1.00%             1.00%          24,988,075
Class C                             0.75%              0.25%              1.00%             1.00%          16,005,500
Class R                             0.25%              0.25%              0.50%             0.50%             508,632
Class R1                            0.50%              0.25%              0.75%             0.75%              26,321
Class R2                            0.25%              0.25%              0.50%             0.50%               9,468
Class R3                            0.25%              0.25%              0.50%             0.50%             183,760
Class R4                               --              0.25%              0.25%             0.25%              54,851
Class 529A                          0.25%              0.25%              0.50%             0.35%              39,022
Class 529B                          0.75%              0.25%              1.00%             1.00%              47,747
Class 529C                          0.75%              0.25%              1.00%             1.00%              42,192
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                       $67,290,249

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2006 based on each class' average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2006, were as follows:

                                                          AMOUNT

              Class A                                   $125,232
              Class B                                  4,253,588
              Class C                                    220,448
              Class 529B                                   5,033
              Class 529C                                     658

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2006, were as follows:

                                                          AMOUNT

              Class 529A                                 $27,873
              Class 529B                                  11,937
              Class 529C                                  10,547
              --------------------------------------------------
              Total Program Manager Fees                 $50,357

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2006, the fee was $11,312,532, which equated to 0.0961% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended September 30, 2006, these costs amounted to $2,692,909. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended September 30, 2006 was equivalent to an annual effective rate of 0.0042% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                  ANNUAL
                                               EFFECTIVE               TOTAL
                            FEE RATE             RATE(g)              AMOUNT

Class R1                       0.45%               0.35%             $15,792
Class R2                       0.40%               0.25%               7,574
Class R3                       0.25%               0.15%              91,880
Class R4                       0.15%               0.15%              32,911
Class R5                       0.10%               0.10%               7,175
----------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees              $155,332

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended September 30, 2006, this waiver amounted to $43,101 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $15,942. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in a net decrease in expense of $66. Both amounts are included in Independent trustees' compensation for the year ended September 30, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $241,833 at September 30, 2006, and is included in payable for independent trustees' compensation.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) Independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees' compensation is $74,962 of Deferred Trustees' Compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended September 30, 2006, the fee paid to Tarantino LLC was $74,084. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $65,487, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                         PURCHASES                  SALES

U.S. government securities                                          $1,360,424,482         $1,571,285,571
-----------------------------------------------------------------------------------------------------------
Investments (non-U.S. government securities)                        $4,188,896,758         $5,209,789,952
-----------------------------------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED                           YEAR ENDED
                                                  9/30/06                            9/30/05(i)
                                        SHARES             AMOUNT            SHARES             AMOUNT
Shares sold
  Class A                               85,506,052      $1,337,993,878      115,874,418      $1,841,183,539
  Class B                               12,840,412         200,850,059       27,702,040         439,468,187
  Class C                               14,131,492         221,759,031       25,523,975         406,783,531
  Class I                                3,609,497          56,058,533        3,474,022          55,379,265
  Class R                                2,024,091          31,705,473        4,653,697          73,858,958
  Class R1                                 319,885           5,002,178          131,940           2,127,212
  Class R2                                 315,960           4,952,327           70,783           1,147,765
  Class R3                               2,686,261          42,030,886        1,880,418          30,216,583
  Class R4                               4,238,431          65,819,942          133,112           2,152,583
  Class R5                                 692,247          10,856,083            3,169              50,000
  Class 529A                               183,221           2,864,722          289,893           4,599,571
  Class 529B                                47,327             739,774          106,999           1,693,387
  Class 529C                                67,164           1,052,530           82,797           1,321,445
-----------------------------------------------------------------------------------------------------------
                                       126,662,040      $1,981,685,416      179,927,263      $2,859,982,026

Shares issued to shareholders in
reinvestment of distributions
  Class A                               30,407,210        $468,673,143       18,880,228        $297,693,990
  Class B                                9,787,232         150,514,813        6,841,509         107,649,354
  Class C                                5,461,045          84,317,107        3,289,431          51,978,769
  Class I                                1,028,389          15,869,340          636,705          10,040,711
  Class R                                  402,825           6,210,797          186,175           2,940,988
  Class R1                                  12,145             187,031              317               5,109
  Class R2                                   5,676              87,745              171               2,757
  Class R3                                 135,813           2,100,727           19,570             310,956
  Class R4                                  43,545             681,183              369               5,943
  Class R5                                     249               3,843               41                 656
  Class 529A                                47,057             724,049           21,574             339,871
  Class 529B                                18,573             285,667            8,482             133,569
  Class 529C                                16,272             251,401            7,449             117,748
-----------------------------------------------------------------------------------------------------------
                                        47,366,031        $729,906,846       29,892,021        $471,220,421

Shares reacquired
  Class A                             (127,915,150)    $(2,000,635,107)     (90,853,276)    $(1,444,543,953)
  Class B                              (53,208,767)       (832,087,169)     (43,188,906)       (685,524,839)
  Class C                              (31,763,085)       (498,501,798)     (13,535,308)       (215,921,161)
  Class I                               (2,627,869)        (41,140,776)      (2,787,937)        (44,428,634)
  Class R                               (2,209,378)        (34,565,458)      (1,656,875)        (26,372,548)
  Class R1                                (120,701)         (1,884,299)         (14,221)           (228,604)
  Class R2                                (125,400)         (1,966,067)         (13,056)           (210,150)
  Class R3                              (1,251,286)        (19,564,569)        (505,410)         (8,144,712)
  Class R4                                (837,012)        (13,101,599)          (1,033)            (16,716)
  Class R5                                 (65,571)         (1,026,901)              --                  --
  Class 529A                               (76,484)         (1,192,442)         (58,131)           (926,411)
  Class 529B                               (28,298)           (441,537)         (10,958)           (174,962)
  Class 529C                               (40,887)           (639,149)          (9,459)           (151,590)
-----------------------------------------------------------------------------------------------------------
                                      (220,269,888)    $(3,446,746,871)    (152,634,570)    $(2,426,644,280)

Net change
  Class A                              (12,001,888)      $(193,968,086)      43,901,370        $694,333,576
  Class B                              (30,581,123)       (480,722,297)      (8,645,357)       (138,407,298)
  Class C                              (12,170,548)       (192,425,660)      15,278,098         242,841,139
  Class I                                2,010,017          30,787,097        1,322,790          20,991,342
  Class R                                  217,538           3,350,812        3,182,997          50,427,398
  Class R1                                 211,329           3,304,910          118,036           1,903,717
  Class R2                                 196,236           3,074,005           57,898             940,372
  Class R3                               1,570,788          24,567,044        1,394,578          22,382,827
  Class R4                               3,444,964          53,399,526          132,448           2,141,810
  Class R5                                 626,925           9,833,025            3,210              50,656
  Class 529A                               153,794           2,396,329          253,336           4,013,031
  Class 529B                                37,602             583,904          104,523           1,651,994
  Class 529C                                42,549             664,782           80,787           1,287,603
-----------------------------------------------------------------------------------------------------------
                                       (46,241,817)      $(735,154,609)      57,184,714        $904,558,167

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5), through the stated period end.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2006, the fund's commitment fee and interest expense were $76,226 and $6,696, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To The Trustees of MFS Series Trust V and the Shareholders of
MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the "Trust") as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 21, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                          CUSTODIANS
Massachusetts Financial Services Company                    State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741                  225 Franklin Street, Boston, MA 02110

                                                            JPMorgan Chase Bank
DISTRIBUTOR                                                 One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                                 New York, NY 10081
500 Boylston Street, Boston, MA 02116-3741

                                                            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PORTFOLIO MANAGERS                                          Deloitte & Touche LLP
Brooks A. Taylor                                            200 Berkeley Street, Boston, MA 02116
Nevin P. Chitkara
William P. Douglas
Kenneth J. Enright
Steven R. Gorham
Richard O. Hawkins
Alan T. Langsner
Michael W. Roberge
Jonathan W. Sage

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"),
(ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole,
(vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 4th quintile for the one- year period and the 1st quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that the Fund's advisory fee rate schedule is currently subject to a breakpoint that reduces the Fund's advisory fee rate on net assets over $6.3 billion. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the breakpoint described above) and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund's advisory fee rate schedule described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $465,850,405 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 34.42% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of
Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the "Funds" and singularly as a "Fund"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended September 30, 2006 and 2005, audit fees billed to the Funds by Deloitte and E&Y were as follows:

                                                       Audit Fees
         FEES BILLED BY DELOITTE:                   2006         2005
                                                    ----         ----

           MFS Research Fund                      $38,390      $36,690
           MFS Total Return Fund                   47,275       46,075
                                                  -------      -------
           TOTAL                                  $85,665      $82,765

                                                       Audit Fees
         FEES BILLED BY E&Y:                        2006         2005
                                                    ----         ----

           MFS International New Discovery        $37,780      $35,780
           Fund

For the fiscal years ended September 30, 2006 and 2005, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                  Audit-Related Fees(1)         Tax Fees(2)           All Other Fees(3)
FEES BILLED BY DELOITTE:            2006         2005         2006         2005       2006        2005
                                    ----         ----         ----         ----       ----        ----
  To MFS Research Fund                   $0          $0        $8,500    $10,200        $824          $0
  To MFS Total Return                    $0          $0       $10,500    $12,200      $1,779          $0
  Fund
TOTAL FEES BILLED BY DELOITTE            $0          $0       $19,000    $22,400      $2,603          $0
TO ABOVE FUNDS:

  To MFS and MFS Related         $1,112,725    $969,391            $0    $62,000    $352,076    $755,675
  Entities of MFS Research
  Fund*
  To MFS and MFS Related         $1,112,725    $969,391            $0    $62,000    $352,076    $755,675
  Entities of MFS Total
  Return Fund*

AGGREGATE FEES FOR NON-AUDIT
SERVICES:
                                    2006                      2005
                                    ----                      ----

  To MFS Research Fund, MFS      $1,591,191                $1,845,162
  and MFS Related Entities#

  To MFS Total Return            $1,593,191                $1,847,162
  Fund, MFS and MFS
  Related Entities#

                                  Audit-Related Fees(1)         Tax Fees(2)           All Other Fees(4)
FEES BILLED BY E&Y:                 2006         2005         2006         2005       2006        2005
                                    ----         ----         ----         ----       ----        ----

  To MFS International New               $0          $0        $8,422     $9,410        $144      $2,606
  Discovery Fund

  To MFS and MFS Related                 $0          $0       $15,500         $0      $7,782    $697,617
  Entities of  MFS
  International New
  Discovery  Fund*

AGGREGATE FEES FOR NON-AUDIT
SERVICES:
                                    2006                      2005
                                    ----                      ----

  To MFS International New         $113,642                  $723,272
  Discovery Fund, MFS and MFS
  Related Entities#

*   This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#   This amount reflects the aggregate fees billed by E&Y or Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related
    Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.
(4) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(E)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(F): Not applicable.

ITEM 4(H): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V
             ------------------------------------------------------------------

By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: November 21, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: November 21, 2006
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 21, 2006
      -----------------


* Print name and title of each signing officer under his or her signature.